                                                                  EXHIBIT 4.1


                                                                  EXECUTION COPY

                                   INDENTURE

                          dated as of February 1, 2000

                                 by and between

                     ACCREDITED MORTGAGE LOAN TRUST 2000-1,
                                    as Issuer

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                              as Indenture Trustee

                                Table of Contents

                                                                                                                Page
                                                                                                                ----
                                    ARTICLE I
                                   DEFINITIONS
         Section 1.01.     General Definitions....................................................................4

                                   ARTICLE II
                 THE NOTES; PLEDGE OF SUBSEQUENT MORTGAGE LOANS

         Section 2.01.     Forms Generally........................................................................5
         Section 2.02.     Form of Certificate of Authentication..................................................5
         Section 2.03.     General Provisions with Respect to Principal and Interest Payment......................5
         Section 2.04.     Denominations..........................................................................6
         Section 2.05.     Execution, Authentication, Delivery and Dating.........................................6
         Section 2.06.     Registration, Registration of Transfer and Exchange....................................6
         Section 2.07.     Mutilated, Destroyed, Lost or Stolen Notes.............................................7
         Section 2.08.     Payments of Principal and Interest.....................................................8
         Section 2.09.     Persons Deemed Owner..................................................................10
         Section 2.10.     Cancellation..........................................................................10
         Section 2.11.     Authentication and Delivery of Notes..................................................11
         Section 2.12.     Book-Entry Note.......................................................................12
         Section 2.13.     Termination of Book Entry System......................................................13
         Section 2.14.     Pledge of Subsequent Mortgage Loans...................................................13

                                   ARTICLE III
                                    COVENANTS

         Section 3.01.     Payment of Notes......................................................................16
         Section 3.02.     Maintenance of Office or Agency.......................................................16
         Section 3.03.     Money for Note Payments to Be Held in Trust...........................................16
         Section 3.04.     Existence of Trust....................................................................18
         Section 3.05.     Protection of Trust Estate............................................................18
         Section 3.06.     Opinions as to the Trust Estate.......................................................19
         Section 3.07.     Performance of Obligations............................................................19
         Section 3.08.     Investment Company Act................................................................20
         Section 3.09.     Negative Covenants....................................................................20
         Section 3.10.     Annual Statement as to Compliance.....................................................21
         Section 3.11.     Restricted Payments...................................................................21
         Section 3.12.     Treatment of Notes as Debt for Tax Purposes...........................................21
         Section 3.13.     Notice of Events of Default...........................................................22
         Section 3.14.     Further Instruments and Acts..........................................................22

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

         Section 4.01.     Satisfaction and Discharge of Indenture...............................................23
         Section 4.02.     Application of Trust Money............................................................24
         Section 4.03.     Subrogation and Cooperation...........................................................24

                                    ARTICLE V
                              DEFAULTS AND REMEDIES


         Section 5.01.     Event of Default......................................................................26
         Section 5.02.     Acceleration of Maturity; Rescission and Annulment....................................27
         Section 5.03.     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.............27
         Section 5.04.     Remedies..............................................................................28
         Section 5.05.     Indenture Trustee May File Proofs of Claim............................................28
         Section 5.06.     Indenture Trustee May Enforce Claims Without Possession of Notes......................29
         Section 5.07.     Application of Money Collected........................................................29
         Section 5.08.     Limitation on Suits...................................................................31
         Section 5.09.     Unconditional Rights of Noteholders to Receive Principal and Interest.................31
         Section 5.10.     Restoration of Rights and Remedies....................................................32
         Section 5.11.     Rights and Remedies Cumulative........................................................32
         Section 5.12.     Delay or Omission Not Waiver..........................................................32
         Section 5.13.     Control by Noteholders................................................................32
         Section 5.14.     Waiver of Past Defaults...............................................................33
         Section 5.15.     Undertaking for Costs.................................................................33
         Section 5.16.     Waiver of Stay or Extension Laws......................................................33
         Section 5.17.     Sale of Trust Estate..................................................................33
         Section 5.18.     Action on Notes.......................................................................35
         Section 5.19.     No Recourse...........................................................................35
         Section 5.20.     Application of the Trust Indenture Act................................................35
         Section 5.21.     Suspension and Termination of Note Insurer's Rights...................................35

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

         Section 6.01.     Duties of Indenture Trustee...........................................................37
         Section 6.02.     Notice of Default.....................................................................39
         Section 6.03.     Rights of Indenture Trustee...........................................................39
         Section 6.04.     Not Responsible for Recitals, Issuance of Notes or Mortgage Loans.....................40
         Section 6.05.     May Hold Notes........................................................................41
         Section 6.06.     Money Held in Trust...................................................................41
         Section 6.07.     Eligibility, Disqualification.........................................................41
         Section 6.08.     Indenture Trustee's Capital and Surplus...............................................41
         Section 6.09.     Resignation and Removal; Appointment of Successor.....................................41
         Section 6.10.     Acceptance of Appointment by Successor Indenture Trustee..............................43
         Section 6.11.     Merger, Conversion, Consolidation or Succession to Business of Indenture
                               Trustee...........................................................................43
         Section 6.12.     Preferential Collection of Claims Against Trust.......................................43
         Section 6.13.     Co-Indenture Trustees and Separate Indenture Trustees.................................43
         Section 6.14.     Authenticating Agents.................................................................44
         Section 6.15.     Review of Mortgage Files..............................................................46
         Section 6.16.     Indenture Trustee Fees and Expenses; Indemnification..................................46

                                   ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS


         Section 7.01.     Note Registrar to Furnish Indenture Trustee Names and Addresses
                               of Noteholders....................................................................48
         Section 7.02.     Preservation of Information; Communications to Noteholders............................48
         Section 7.03.     Reports by Indenture Trustee..........................................................48
         Section 7.04.     Reports by Trust......................................................................49

                                  ARTICLE VIII
           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

         Section 8.01.     Accounts; Investment; Collection of Moneys............................................50
         Section 8.02.     Payments; Statements..................................................................53
         Section 8.03.     Claims against the Note Insurance Policy..............................................54
         Section 8.04.     General Provisions Regarding the Payment Accounts and Mortgage Loans..................56
         Section 8.05.     Releases of Deleted Mortgage Loans....................................................57
         Section 8.06.     Reports by Indenture Trustee to Noteholders; Access to Certain Information............58
         Section 8.07.     Release of Trust Estate...............................................................58
         Section 8.08.     Amendment to Sale and Servicing Agreement.............................................58
         Section 8.09.     Delivery of the Mortgage Files Pursuant to Sale and Servicing Agreement...............58
         Section 8.10.     Master Servicer as Agent..............................................................59
         Section 8.11.     Termination of Master Servicer........................................................59
         Section 8.12.     Opinion of Counsel....................................................................59
         Section 8.13.     Appointment of Collateral Agents......................................................59
         Section 8.14.     Rights of the Note Insurer to Exercise Rights of Noteholders..........................60
         Section 8.15.     Trust Estate and Accounts Held for Benefit of the Note Insurer........................60

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

         Section 9.01.     Supplemental Indentures Without Consent of Noteholders................................61
         Section 9.02.     Supplemental Indentures with Consent of Noteholders...................................61
         Section 9.03.     Execution of Supplemental Indentures..................................................63
         Section 9.04.     Effect of Supplemental Indentures.....................................................63
         Section 9.05.     Conformity with Trust Indenture Act...................................................63
         Section 9.06.     Reference in Notes to Supplemental Indentures.........................................63
         Section 9.07.     Amendments to Governing Documents.....................................................63

                                    ARTICLE X
                               REDEMPTION OF NOTES

         Section 10.01.    Redemption............................................................................65
         Section 10.02.    Form of Redemption Notice.............................................................66
         Section 10.03.    Notes Payable on Optional Redemption..................................................66

                                   ARTICLE XI
                                  MISCELLANEOUS

         Section 11.01.    Compliance Certificates and Opinions..................................................67
         Section 11.02.    Form of Documents Delivered to Indenture Trustee......................................67
         Section 11.03.    Acts of Noteholders...................................................................68
         Section 11.04.    Notices, etc., to Indenture Trustee, the Note Insurer and Trust.......................69


         Section 11.05.    Notices and Reports to Noteholders; Waiver of Notices.................................70
         Section 11.06.    Rules by Indenture Trustee............................................................71
         Section 11.07.    Conflict with Trust Indenture Act.....................................................71
         Section 11.08.    Effect of Headings and Table of Contents..............................................71
         Section 11.09.    Successors and Assigns................................................................71
         Section 11.10.    Separability..........................................................................71
         Section 11.11.    Benefits of Indenture.................................................................71
         Section 11.12.    Legal Holidays........................................................................71
         Section 11.13.    Governing Law.........................................................................71
         Section 11.14.    Counterparts..........................................................................72
         Section 11.15.    Recording of Indenture................................................................72
         Section 11.16.    Trust Obligation......................................................................72
         Section 11.17.    No Petition...........................................................................72
         Section 11.18.    Inspection............................................................................73
         Section 11.19.    Usury.................................................................................73
         Section 11.20.    Note Insurer Default..................................................................73
         Section 11.21.    Third-Party Beneficiary...............................................................73


                       APPENDICES, SCHEDULES AND EXHIBITS

Appendix I        Defined Terms

Schedule l        Mortgage Loan Schedule

Exhibit A         Form of Note
Exhibit B         Form of Subsequent Pledge Agreement
Exhibit C         Form of Note Insurer Consent for Subsequent Mortgage Loans

                              CROSS-REFERENCE TABLE

Cross-reference sheet showing the location in the Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.




Trust Indenture Act of 1939                                                                   Indenture Section
---------------------------                                                                   -----------------
Section 310
          (a) (1).......................................................................               6.07
          (a) (2).......................................................................            6.07, 6.08
          (a) (3).......................................................................               6.13
          (a) (4).......................................................................          Not Applicable
          (a) (5).......................................................................               6.07
          (b)...........................................................................            6.07, 6.09
          (c)...........................................................................          Not Applicable
Section 311
          (a)...........................................................................               6.12
          (b)...........................................................................               6.12
          (c)...........................................................................          Not Applicable
Section 312
          (a)...........................................................................         7.01(a), 7.02(a)
          (b)...........................................................................             7.02(b)
          (c)...........................................................................             7.02(c)
          (d)...........................................................................             7.03(a)
Section 313
          (a)...........................................................................             7.03(a)
          (b)...........................................................................             7.03(a)
          (c)...........................................................................              11.05
          (d)...........................................................................             7.03(b)
Section 314
          (a)(1)........................................................................               7.04
          (a)(2)........................................................................               7.04
          (a)(3)........................................................................               7.04
          (a)(4)........................................................................               7.04
          (b)(1)........................................................................          2.11(c), 11.01
          (b)(2)........................................................................               3.06
          (c)(1)........................................................................          2.11(d), 4.01,
                                                                                                  8.02(d), 11.01
          (c)(2)........................................................................          2.11(c), 4.01,
                                                                                                  8.02(d), 11.01
          (c)(3)........................................................................             8.02(d)
          (d)(1)........................................................................             11.01(a)
          (d)(2)........................................................................             11.01(a)
          (d)(3)........................................................................             11.01(a)
          (e)...........................................................................            11.0 1(b)


Section 315
          (a)...........................................................................       6.01(b), 6.01(c)(1)
          (b)...........................................................................           6.02, 11.05
          (c)...........................................................................             6.01(a)
          (d)(1)........................................................................         6.01(b), 6.01(c)
          (d)(2)........................................................................            6.01(c)(2)
          (d)(3)........................................................................            6.01(c)(3)
          (e)...........................................................................               5.15
Section 316
          (a)...........................................................................               5.20
          (b)...........................................................................               5.09
          (c)...........................................................................               5.20
Section 317
          (a)(1)........................................................................               5.03
          (a)(2)........................................................................               5.05
          (b)...........................................................................               3.01
Section 318
          (a)...........................................................................              11.07

         This INDENTURE, dated as of February 1, 2000 (as amended or supplemented from time to time as permitted hereby, this "Indenture"), is between ACCREDITED MORTGAGE LOAN TRUST 2000-1, a Delaware statutory business trust (together with its permitted successors and assigns, the "Trust"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (together with its permitted successors in the trusts hereunder, the "Indenture Trustee").

                              PRELIMINARY STATEMENT

         The Trust has duly authorized the execution and delivery of this Indenture to provide for its Asset-Backed Notes, Series 2000-1 (the "Notes"), issuable as provided in this Indenture. All covenants and agreements made by the Trust herein are for the benefit and security of the Holders of the Notes and the Note Insurer. The Trust is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Indenture a valid agreement of the Trust in accordance with its terms have been done.

                                 GRANTING CLAUSE

         Subject to the terms of this Indenture, the Trust hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Class A-1 Noteholders and the Note Insurer, all of the Trust's right, title and interest in and to: (i) the Trust Estate relating to Group 1; (ii) all right, title and interest of the Trust in the Sale and Servicing Agreement with respect to the Group 1 Mortgage Loans (including the Trust's right to cause the Sponsor to repurchase Group 1 Mortgage Loans from the Trust under certain circumstances described therein); (iii) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing, each with respect to Group 1; (iv) all funds on deposit from time to time in (a) the Collection Account relating to Group 1, (b) the Capitalized Interest Account relating to Group 1, (c) the Payment Account relating to Group 1, and (d) the Pre-Funding Account relating to Group 1; (v) all other property of the Trust relating to Group 1 from time to time; and (vi) any and all proceeds of the foregoing (collectively with respect to Group 1, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Class A-1 Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         Subject to the terms of this Indenture, the Trust hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Class A-2 Noteholders and the Note Insurer, all of the Trust's right, title and interest in and to: (i) the Trust Estate relating to Group 2; (ii) all right, title and interest of the Trust in the Sale and Servicing Agreement with respect to the Group 2 Mortgage Loans (including the Trust's right to cause the Sponsor to repurchase Group 2 Mortgage Loans from the Trust under certain circumstances described therein); (iii) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing, each with respect to Group 2; (iv) all funds on deposit from time to time in (a) the Collection Account relating to Group 2, (b) the Capitalized Interest Account relating to Group 2, (c) the Payment Account relating to Group 2, and (d) the Pre-Funding Account relating to Group 2; (v) all other property of the Trust relating to Group 2 from time to time; and (vi) any and all proceeds of the foregoing (collectively with respect to Group 2, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Class A-2 Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         Subject to the terms of this Indenture, the Trust hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Class A-1 Noteholders, the Class A-2 Noteholders and the Note Insurer, all of the Trust's right, title and interest in and to the Reserve Account.

         The foregoing Grants shall inure to the benefit of the Note Insurer in respect of draws made on the Note Insurance Policy and amounts owing from time to time pursuant to the Insurance Agreement, and such Grants shall continue in full force and effect for the benefit of the Note Insurer until all such amounts owing to it have been repaid in full.

         The Indenture Trustee, as Indenture Trustee on behalf of the holders of each Group of Notes, acknowledges the foregoing Grants, accepts the trusts hereunder in good faith and without notice of any adverse claim or liens and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the holders of the related Notes and the Note Insurer may be adequately and effectively protected. The Indenture Trustee agrees and acknowledges that each item of Collateral that is physically delivered to the Indenture Trustee will be held by the Indenture Trustee in Minnesota or California. The Indenture Trustee agrees that it will hold the Note Insurance Policy in trust and that it will hold any proceeds of any claim upon the Note Insurance Policy, solely for the use and benefit of the Noteholders in accordance with the terms hereof and the Note Insurance Policy. In addition, the Indenture Trustee agrees that it will acknowledge the Grant on each Subsequent Transfer Date of the related Subsequent Mortgage Loans pursuant to the terms of the related Subsequent Pledge Agreement, provided that the conditions precedent to the pledge of such Subsequent Mortgage Loans contained in this Indenture and in the Sale and Servicing Agreement are satisfied on or prior to such Subsequent Transfer Date.

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. GENERAL DEFINITIONS. Except as otherwise specified or as the context may otherwise require, the terms defined in Appendix I have the respective meanings set forth in such Appendix I for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Indenture Trustee or of which the Indenture Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Indenture Trustee is deemed to have notice or knowledge pursuant to Section 6.01(d). All other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

                                   ARTICLE II

                 THE NOTES; PLEDGE OF SUBSEQUENT MORTGAGE LOANS

         Section 2.01. FORMS GENERALLY. The Notes shall be substantially in the form set forth as EXHIBIT A attached hereto. Each Note may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the Trust, as evidenced by its execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof with an appropriate reference on the face of the Note.

         The Definitive Notes may be produced in any manner determined by the Trust, as evidenced by its execution thereof.

         Section 2.02. FORM OF CERTIFICATE OF AUTHENTICATION. The form of the Authenticating Agent's certificate of authentication is as set forth on the signature page of the form of the Note attached hereto as EXHIBIT A.

         Section 2.03. GENERAL PROVISIONS WITH RESPECT TO PRINCIPAL AND INTEREST PAYMENT. The Notes shall be designated generally as the "Accredited Mortgage Loan Trust 2000-1, Asset-Backed Notes, Series 2000-1".

         The Notes shall be issued in the form specified in Section 2.01 hereof. The Notes shall be issued in two Classes, the Class A-1 Notes and the Class A-2 Notes. The aggregate Original Note Principal Balance of Notes that may be authenticated and delivered under the Indenture is limited to $53,047,000 of Class A-1 Notes and $120,429,000 of Class A-2 Notes, except for the Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.06, 2.07, or 9.06 of this Indenture.

         Subject to the provisions of Sections 3.01, 5.07, 5.09 and 8.02 of this Indenture, the principal of each Class of Notes shall be payable in installments ending no later than the related Final Stated Maturity Date, unless the unpaid principal of such Notes become due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise.

         All payments made with respect to any Note shall be applied first to the interest then due and payable on such Note and then to the principal thereof. All computations of interest accrued on any Class A-1 Note shall be made on the basis of a year of 360 days and twelve 30-day months. All computations of interest accrued on any Class A-2 Note shall be made on the basis of a year of 360 days and the actual number of days elapsed in the related Accrual Period.

         Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes, if the Notes have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on the Notes shall be made in accordance with Section 5.07 hereof.

         Section 2.04. DENOMINATIONS. The Notes shall be issuable only as registered Notes in the denominations equal to the Authorized Denominations.

         Section 2.05. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Notes shall be executed on behalf of the Trust by an Authorized Officer of the Owner Trustee, acting at the direction of the Certificateholders. The signature of such Authorized Officer of the Owner Trustee on the Notes may be manual or by facsimile.

         Notes bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer of the Owner Trustee shall bind the Trust, notwithstanding that such individual has ceased to be an Authorized Officer of the Owner Trustee prior to the authentication and delivery of such Notes or was not an Authorized Officer of the Owner Trustee at the date of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Trust may deliver Notes executed on behalf of the Trust to the Authenticating Agent for authentication, and the Authenticating Agent shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

         Each Note authenticated on the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in
Section 2.02 hereof, executed by the Authenticating Agent by the manual signature of one of its Authorized Officers or employees, and such certificate of authentication upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.06. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Trust shall cause to be kept a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee is hereby initially appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided. The Indenture Trustee shall remain the Note Registrar throughout the term hereof. Upon any resignation of the Indenture Trustee, the Master Servicer, on behalf of the Trust, shall promptly appoint a successor, with the approval of the Note Insurer, or, in the absence of such appointment, the Master Servicer, on behalf of the Trust, shall assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Trust as Note Registrar, the Trust will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Trust to be maintained as provided in Section 3.02 hereof, the Owner Trustee on behalf of the Trust, acting at the direction of the Certificateholders, shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate initial Note Principal Balance.

         At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, and of a like aggregate Note Principal Balance, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Authenticating Agent shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in the form included in EXHIBIT A attached hereto, duly executed by the Holder thereof or its attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.07 or Section 9.06 hereof not involving any transfer or any exchange made by the Note Insurer.

         The Note Registrar shall not register the transfer of a Note unless the Note Registrar has received a representation letter from the transferee to the effect that either (i) the transferee is not, and is not acquiring the Note on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement that is subject to Title I of ERISA or Section 4975 of the Code or (ii) the acquisition and holding of the Note by the transferee qualifies for exemptive relief under a Department of Labor Prohibited Transaction Class Exemption. Each Beneficial Owner of a Note which is a Book-Entry Note shall be deemed to make one of the foregoing representations.

         Section 2.07. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (1) any mutilated Note is surrendered to the Note Registrar or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Note Registrar such security or indemnity as may be required by the Note Registrar to save each of the Trust, the Owner Trustee, the Note Insurer and the Note Registrar harmless, then, in the absence of notice to the Note Registrar that such Note has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust, acting at the direction of the Certificateholders, shall execute and upon its delivery of a Trust Request the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Note Registrar, shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Trust, the Owner Trustee, the Note Insurer or the Note Registrar in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Trust may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

         Upon the issuance of any new Note under this Section 2.07, the Note Registrar, may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trust, the Indenture Trustee or the Note Registrar) connected therewith.

         Every new Note issued pursuant to this Section 2.07 in lieu of any destroyed, lost or stolen Note shall constitute an original contractual obligation of the Trust, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.08. PAYMENTS OF PRINCIPAL AND INTEREST. (a) Payments on Notes issued as Book-Entry Notes will be made by or on behalf of the Indenture Trustee to the Clearing Agency or its nominee. Any installment of interest or principal payable on any Definitive Notes that is punctually paid or duly provided for by the Trust on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Class of Notes and such Payment Date by either (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, or (ii) by wire transfer of immediately available funds to the account of a Noteholder, if such Noteholder (A) is the registered holder of Definitive Notes having an initial principal amount of at least $1,000,000 and (B) has provided the Indenture Trustee with wiring instructions in writing by five (5) Business Days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment Date, except for the final installment of principal payable with respect to such Note, which shall be payable as provided in subsection (b) of this Section 2.08. A fee may be charged by the Indenture Trustee to a Holder of Definitive Notes for any payment made by wire transfer. Any installment of interest or principal not punctually paid or duly provided for shall be payable as soon as funds are available to the Indenture Trustee for payment thereof, or if Section 5.07 applies, pursuant to Section 5.07.

         Payments on Certificates will be made by or on behalf of the Indenture Trustee to or at the direction of the Person in whose name such Certificate is registered by either (i) check mailed to such Person's address as it appears in the Certificate Register on such Record Date, or (ii) by wire transfer of immediately available funds to the account directed by a Certificateholder, if such Certificateholder (A) is Accredited Home Lenders, Inc. and (B) has provided the Indenture Trustee with wiring instructions in writing by five (5) Business Days prior to the related Payment Date or has provided the Indenture Trustee with such instructions for any previous Payment Date. A fee may be charged by the Indenture Trustee to a Certificateholder for any payment made by wire transfer. The Indenture Trustee shall be entitled to rely on information provided by the Owner Trustee as Certificate Registrar as to all matters related to the Certificate Registrar and the Certificates.

                  (b) All reductions in the Note Principal Balance of a Note (or one or more Predecessor Notes) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final installment of principal of each Note shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the Corporate Trust Office of the Indenture Trustee located within the United States of America pursuant to Section 3.02.

         Whenever the Indenture Trustee expects that the entire unpaid Note Principal Balance of any Note will become due and payable on the next Payment Date, other than pursuant to a redemption pursuant to Article X, it shall, no later than two (2) Business Days prior to such Payment Date, mail to each Person in whose name a Note to be so retired is registered at the close of business on such otherwise applicable Record Date a notice to the effect that:

                  (i) the Indenture Trustee expects that funds sufficient to pay such final installment will be available in the related Payment Account on such Payment Date; and

                  (ii)if such funds are available, (A) such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Note at the office or agency of the Note Registrar maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice) and (B) no interest shall accrue on such Note after such Payment Date.

         A copy of such form of notice shall be sent to the Note Insurer by the Indenture Trustee.

         Notices in connection with redemptions of Notes shall be mailed to Noteholders in accordance with Section 10.02 hereof.

                  (c) Subject to the foregoing provisions of this Section 2.08, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid principal and interest that were carried by such other Note. Any checks mailed pursuant to paragraph (a) of this Section 2.08 and returned undelivered shall be held in accordance with Section 3.03 hereof.

                  (d) The Indenture Trustee's Remittance Report, shall be prepared by the Indenture Trustee based on the loan level data provided in the Servicer Remittance Report delivered to the Indenture Trustee pursuant to the Sale and Servicing Agreement. The Indenture Trustee shall not have any responsibility to recalculate, verify or recompute information contained in any tape, electronic data file or disk or Servicer Remittance Report delivered to the Indenture Trustee pursuant to the Sale and Servicing Agreement except to the extent necessary to satisfy all obligations under this Section 2.08(d).

         Within thirty (30) days after the end of each calendar year, the Indenture Trustee will be required to furnish to each Person who at any time during the calendar year was a Noteholder, if requested in writing by such person, a statement containing the information set forth in subclauses (a),
(b) and (c) in the definition of "Indenture Trustee's Remittance Report," aggregated for such calendar year or the applicable portion thereof during which such person was a Noteholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

         From time to time (but no more than once per calendar month), upon the written request of the Sponsor, the Master Servicer, the Backup Servicer or the Note Insurer, the Indenture Trustee shall report to the Sponsor, the Master Service, the Backup Servicer and the Note Insurer the amount then held in each Account (including investment earnings accrued) held by the Indenture Trustee and the identity of the investments included therein. From time to time, at the request of the Note Insurer, the Indenture Trustee shall report to the Note Insurer with respect to the actual knowledge of a Responsible Officer, without independent investigation, of any breach of any of the representations or warranties relating to individual Mortgage Loans set forth in Section 4.01 of the Sale and Servicing Agreement. The Indenture Trustee shall also provide the Note Insurer such other information within its control as may be reasonably requested by the Note Insurer.

         Section 2.09. PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, any agent on behalf of the Trust including but not limited to the Indenture Trustee, or the Note Insurer, may treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments of the principal of and interest on such Note and (b) on any other date for all other purposes whatsoever, and none of the Trust, the Indenture Trustee or any other agent of the Trust, or the Note Insurer shall be affected by notice to the contrary.

         Section 2.10. CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly canceled by it. The Owner Trustee, on behalf of the Trust, shall deliver to the Note Registrar for cancellation any Note previously authenticated and delivered hereunder which the Owner Trustee, on behalf of the Trust may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Notes held by the Note Registrar shall be held by the Note Registrar in accordance with its standard retention policy, unless the Owner Trustee, on behalf of the Trust shall direct by a Trust Order that they be destroyed or returned to it.

         Section 2.11. AUTHENTICATION AND DELIVERY OF NOTES. The Notes shall be executed by an Authorized Officer of the Owner Trustee, on behalf of the Trust, and delivered to the Authenticating Agent for authentication, and thereupon the same shall be authenticated and delivered by the Authenticating Agent, upon a Trust Request and upon receipt by the Authenticating Agent of all of the following:

                  (a) A Trust Order authorizing the execution, authentication and delivery of the Notes and specifying the Note Principal Balance and the Percentage Interest of such Notes to be authenticated and delivered.

                  (b) A Trust Order authorizing the execution and delivery of this Indenture and the Sale and Servicing Agreement.

                  (c) One or more Opinions of Counsel (which opinion shall not be at the expense of the Indenture Trustee or the Trust) addressed to the Authenticating Agent and the Note Insurer or upon which the Authenticating Agent and the Note Insurer are expressly permitted to rely, complying with the requirements of Section 11.01, reasonably satisfactory in form and substance to the Authenticating Agent and the Note Insurer.

         In rendering the opinions set forth above, such counsel may rely upon Officer's Certificates of the Trust, the Owner Trustee, the Sponsor, the Master Servicer, the Backup Servicer and the Indenture Trustee, without independent confirmation or verification with respect to factual matters relevant to such opinions. In rendering the opinions set forth above, such counsel need express no opinion as to (A) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests that arise by operation of law and that do not require any filing or similar action in order to take priority over a perfected security interest or (B) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of the United States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of ERISA).

         The acceptability to the Note Insurer of the Opinion of Counsel delivered to the Authenticating Agent and the Note Insurer at the Closing Date shall be conclusively evidenced by the delivery on the Closing Date of the Note Insurance Policy.

                  (d) An Officer's Certificate of the Trust complying with the requirements of Section 11.01 and stating that:

                  (i) the Trust is not in Default under this Indenture and the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust's Certificate of Trust or any indenture, mortgage, deed of trust or other agreement or instrument to which the Trust is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Trust is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

                  (ii) the Trust is the owner of each Mortgage Loan, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Mortgage Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Mortgage Loan to the Indenture Trustee;

                  (iii) the information set forth in the Mortgage Loan Schedule attached as Schedule I to this Indenture is correct;

                  (iv) the Trust has Granted to the Indenture Trustee all of its right, title and interest in each Mortgage Loan; and

                  (v) as of the Closing Date, no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in Section 4068(a) of the ERISA, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Trust.

                  (e) An executed counterpart of the Sale and Servicing
Agreement.

                  (f) [Reserved].

                  (g) An executed counterpart of the Trust Agreement.

                  (h) An executed copy of the Insurance Agreement.

                  (i) An original executed copy of the Note Insurance Policy and an original executed copy of the Primary Mortgage Insurance Policy.

                  (j) A copy of a letter from Moody's that it has assigned a rating of "Aaa" to the Notes and a copy of a letter from S&P that it has assigned a rating of "AAA" to the Notes.

         Section 2.12. BOOK-ENTRY NOTE. The Notes will be issued initially as one or more certificates in the name of Cede & Co., as nominee for the Clearing Agency maintaining book-entry records with respect to ownership and transfer of such Notes, and registration of the Notes may not be transferred by the Note Registrar except upon the termination of the book-entry system as described in Section 2.13. In such case, the Note Registrar shall deal with the Clearing Agency as representative of the Beneficial Owners of such Notes for purposes of exercising the rights of Noteholders hereunder. Each payment of principal of and interest on a Book-Entry Note shall be paid to the Clearing Agency, which shall credit the amount of such payments to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Notes that it represents and to each indirect participating brokerage firm (a "BROKERAGE FIRM" or "INDIRECT PARTICIPATING FIRM") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of the Notes. None of the Indenture Trustee, the Note Registrar, if any, the Trust or the
Note Insurer shall have any responsibility therefor except as otherwise provided by applicable law. Requests and

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

directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

         Section 2.13. TERMINATION OF BOOK ENTRY SYSTEM. (a) The book-entry system through the Clearing Agency with respect to the Book-Entry Notes may be terminated upon the happening of any of the following:

                  (i) The Clearing Agency advises the Indenture Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as nominee and depositary with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor Clearing Agency satisfactory to the Master Servicer, on behalf of the Trust;

                  (ii) The Certificateholders, on behalf of the Trust, in their sole discretion, elect to terminate the book-entry system by notice to the Clearing Agency and the Indenture Trustee; or

                  (iii) After the occurrence of an Event of Default (at which time the Indenture Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Clearing Agency of such Event of Default), the Beneficial Owners of no less than 51% of the Note Principal Balance of the Book-Entry Notes advise the Indenture Trustee in writing, through the related Clearing Agency Participants and the Clearing Agency, that the continuation of a book-entry system through the Clearing Agency to the exclusion of any Definitive Notes being issued to any person other than the Clearing Agency or its nominee is no longer in the best interests of the Beneficial Owners.

                  (b) Upon the occurrence of any event described in subsection (a) of this Section 2.13, the Indenture Trustee shall use all reasonable efforts to notify all Beneficial Owners, through the Clearing Agency, of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners requesting the same, in an aggregate outstanding Note Principal Balance representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest and previous calls for redemption. Definitive Notes shall be issued only upon surrender to the Indenture Trustee of the global Note by the Clearing Agency, accompanied by registration instructions for the Definitive Notes. Neither the Trust nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Notes, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall cease to be applicable and the provisions relating to Definitive Notes shall be applicable.

         Section 2.14. PLEDGE OF SUBSEQUENT MORTGAGE LOANS. (a) Subject to the satisfaction of the conditions set forth in paragraph (b) of this Section 2.14, in consideration of the Indenture Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Master Servicer, on behalf of the Trust, of all or a portion of the balance of funds in any Pre-Funding Account, the Trust shall on any Subsequent Transfer Date pledge, without recourse, to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, all right, title and interest of the Trust in and to the related Subsequent Mortgage Loans, including the aggregate

Cut-Off Date Principal Balance of such Subsequent Mortgage Loans, and all other assets in the Trust Estate relating to the Subsequent Mortgage Loans. In connection with such pledge, and pursuant to Section 2.09 of the Sale and Servicing Agreement, the Trust does hereby also irrevocably pledge to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, all of its rights under the Sale and Servicing Agreement, the related Subsequent Transfer Agreement, including, without limitation, its right to exercise the remedies created by Article II of the Sale and Servicing Agreement for defective documentation and for breaches of representations and warranties, agreement and covenants of the Sponsor contained in Articles II, III and IV of the Sale and Servicing Agreement.

         The amount released from any Pre-Funding Account with respect to a transfer of Subsequent Mortgage Loans shall be one-hundred percent (100%) of the aggregate Cut-Off Date Principal Balance of the Subsequent Mortgage Loans so pledged, as of the related Subsequent Cut-Off Date.

                  (a) The Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) of this Section 2.14 shall be pledged by the Trust to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Sponsor shall have provided the Trust, the Indenture Trustee, the Master Servicer, the Backup Servicer, the Rating Agencies and the Note Insurer with an Addition Notice at least two (2) Business Days prior to the Subsequent Transfer Date, which shall include a Mortgage Loan Schedule listing the Subsequent Mortgage Loans, and shall have provided any other information reasonably requested by any of the foregoing parties with respect to the Subsequent Mortgage Loans;

                  (ii) the Sponsor shall have caused the Master Servicer to deposit in the Collection Account all collections of (x) principal in respect of the Subsequent Mortgage Loans received after the related Subsequent Cut-Off Date (excluding all collections of principal in respect of the Subsequent Mortgage Loans received after the related Subsequent Cut-Off Date which were due on or before the first day of the calendar month during the month in which the Subsequent Transfer Date occurred) and (y) interest due on the Subsequent Mortgage Loans after the first day of the calendar month in which the Subsequent Transfer Date occurred;

                  (iii) as of each Subsequent Transfer Date, the Sponsor shall not be insolvent, shall not be made insolvent by such transfer and shall not be aware of any pending insolvency;

                  (iv) such Subsequent Transfer shall not result in a material adverse tax consequence to the Trust or the Holders of the Notes;

                  (v) the related Pre-Funding Period shall not have terminated;

                  (vi) the Sponsor shall have delivered to the Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and each Subsequent Mortgage Loan complies with the terms of the Sale and Servicing Agreement, including each of the representations and warranties made with respect thereto in Section 4.01 of the Sale and Servicing Agreement;

                  (vii) there shall have been delivered to the Note Insurer, the Trust, the Rating Agencies and the Indenture Trustee, Independent Opinions of Counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Sponsor, the Note Insurer, the Trust, the Rating Agencies and the Indenture Trustee on the Closing Date (i.e. bankruptcy, corporate and tax opinions);

                  (viii) the Indenture Trustee shall have received a written consent from the Note Insurer in the form of EXHIBIT C hereto;

                  (ix)   [reserved];

                  (x) the Sponsor and the Trust shall have delivered to the Indenture Trustee an executed copy of a Subsequent Transfer Agreement, substantially in the form of EXHIBIT G to the Sale and Servicing Agreement; and

                  (xi) the Trust and the Indenture Trustee shall have executed a Subsequent Pledge Agreement, substantially in the form of EXHIBIT B hereto.

                  (c) In connection with the transfer, assignment and pledge of the Subsequent Mortgage Loans, the Sponsor shall satisfy the document delivery requirements set forth in Section 2.05 of the Sale and Servicing Agreement.

                  (d) On each Subsequent Transfer Date upon written instruction from the Sponsor, the Indenture Trustee shall withdraw from the related Capitalized Interest Account and pay to the Sponsor on such Subsequent Transfer Date the Overfunded Interest Amount for such Subsequent Transfer Date, as calculated by the Master Servicer.

                                   ARTICLE III

                                    COVENANTS

         Section 3.01. PAYMENT OF NOTES. The Trust will pay or cause to be duly and punctually paid the principal of, and interest on, the Notes in accordance with the terms of the Notes and this Indenture. The Notes shall be non-recourse obligations of the Trust and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and the Trust shall not otherwise be liable for payments on the Notes. No person shall be personally liable for any amounts payable under the Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this
Section 3.01 shall control.

         Section 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Indenture Trustee will always maintain its corporate trust office at a location in the United States of America where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Trust in respect of the Notes and this Indenture may be served. Such location shall be the Corporate Trust Office of the Indenture Trustee.

         The Owner Trustee, at the direction of the Certificateholders, on behalf of the Trust may also from time to time, at the expense of the Certificateholders, designate one or more other offices or agencies within the United States of America where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, any designation of an office or agency for payment of Notes shall be subject to Section 3.03 hereof. The Owner Trustee, at the direction of the Certificateholders, on behalf of the Trust will give prompt written notice to the Indenture Trustee and the Note Insurer of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 3.03. MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST. All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the related Payment Account pursuant to Sections 5.07 or 8.02 hereof shall be made on behalf of the Trust by the Indenture Trustee, and no amounts so withdrawn from the related Payment Account for payments on the Notes shall be paid over to the Trust under any circumstances except as provided in this Section 3.03 or in Sections 5.07 or
8.02 hereof.

         With respect to Definitive Notes, if the Trust shall have a Note Registrar that is not also the Indenture Trustee, such Note Registrar shall furnish, no later than the fifth (5th) calendar day after each Record Date, a list, in such form as such Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes and of the number of Individual Notes held by each such Holder.

         Whenever the Trust shall have a Paying Agent other than the Indenture Trustee, the Master Servicer, on behalf of the Trust, will, on or before the Business Day next preceding each Payment Date, direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the related Payment Account), such sum to be held in trust for the benefit of the

Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall, upon Trust Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article VIII hereof.

         Subject to the prior written consent of the Note Insurer, any Paying Agent other than the Indenture Trustee may be appointed by Trust Order and at the expense of the Trust. The Trust shall not appoint any Paying Agent (other than the Indenture Trustee) that is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (b) of the definition of the term "Permitted Investments". The Master Servicer, on behalf of the Trust, will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Owner Trustee, on behalf of the Trust, an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (a) allocate all sums received for payment to the Holders of Notes on each Payment Date among such Holders in the proportion specified in the applicable Indenture Trustee's Remittance Report, in each case to the extent permitted by applicable law;

                  (b) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (c) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Notes if at any time the Paying Agent ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

                  (d) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any Default by the Trust (or any other obligor upon the Notes) in the making of any payment required to be made with respect to any Notes for which it is acting as Paying Agent;

                  (e) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any Default by the Trust (or any other obligor upon the Notes), upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

                  (f) comply with all requirements of the Code, and all regulations thereunder, with respect to withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; PROVIDED, HOWEVER, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any of the Notes, the Master Servicer, on behalf of the Trust, has provided the calculations pertaining thereto to the Indenture Trustee and the Paying Agent.

         The Trust may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Trust Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Note (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Trust for payment thereof (but only to the extent of the amounts so paid to the Trust), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Trust, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or any Paying Agent, at the last address of record for each such Holder).

         Section 3.04. EXISTENCE OF TRUST. (a) Subject to paragraphs (b) and
(c) of this Section 3.04, the Trust will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state of the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the other Basic Documents.

                  (b) Subject to Section 3.09(g) hereof, and with the prior written consent of the Note Insurer, any entity into which the Trust may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Trust shall be a party, shall be the successor issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything in any agreement relating to such merger or consolidation, by which any such Trust may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(g)).

                  (c) Upon any consolidation or merger of or other succession to the Trust in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Trust) may exercise every right and power of, and shall have all of the obligations of, the Trust under this Indenture with the same effect as if such Person had been named as the issuer herein.

         Section 3.05. PROTECTION OF TRUST ESTATE. (a) The Trust will, from time to time, execute and deliver all such supplements and amendments hereto and all such financing statements,

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continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate as made by this Indenture;

                  (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Mortgage Loans or the Sale and Servicing Agreement; or

                  (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Noteholders and the Note Insurer in the Mortgage Loans and the other property held as part of the Trust Estate against the claims of all Persons and parties.

                  (b) The Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the Closing Date (provided that the Indenture Trustee may allow for the release of the Indenture Trustee's Mortgage File as provided in the Sale and Servicing Agreement) or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         Section 3.06. OPINIONS AS TO THE TRUST ESTATE. On or before April 30th in each calendar year, beginning in 2001, the Master Servicer, on behalf of the Trust, shall furnish to the Backup Servicer, the Indenture Trustee and the Note Insurer an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee and the Note Insurer either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such action, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until May 1st in the following calendar year.

         Section 3.07. PERFORMANCE OF OBLIGATIONS. (a) The Trust shall punctually perform and observe all of its obligations under this Indenture and the other Basic Documents.

                  (b) The Trust shall not take any action and will use its Best Efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Mortgage Files or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents or instruments contained in the Mortgage Files, except as expressly permitted in this Indenture, the other Basic Documents or such document included in the Mortgage File or other instrument or unless such action will not adversely affect the interests of the Noteholders and the Note Insurer.

                  (c) If the Master Servicer or the Owner Trustee, on behalf of the Trust, shall have knowledge of the occurrence of a Servicer Event of Default, the Master Servicer or the Owner Trustee, as applicable, shall promptly notify the Indenture Trustee, the Note Insurer and the Rating Agencies thereof, and, in the case of the Master Servicer, shall specify in such notice the action, if any, the Master Servicer is taking with respect to such default.

                  (d) Upon any termination of the Master Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Indenture Trustee shall promptly notify the Note Insurer and the Rating Agencies. As soon as any successor Master Servicer is appointed, the Indenture Trustee shall notify the Note Insurer and the Rating Agencies, specifying in such notice the name and address of such successor Master Servicer.

         Section 3.08. INVESTMENT COMPANY ACT. The Trust shall at all times conduct its operations so as not to be subject to, or shall comply with, the requirements of the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

         Section 3.09. NEGATIVE COVENANTS. The Trust shall not:

                  (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate, except as expressly permitted by this Indenture and the other Basic Documents;

                  (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

                  (c) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of the Notes pursuant to this Indenture, or amend the Trust Agreement, as in effect on the Closing Date, other than in accordance with Section 12.01 of the Trust Agreement;

                  (d) incur, issue, assume or otherwise become liable for any indebtedness other than the Notes;

                  (e) incur, assume, guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except for such indebtedness as may be incurred by the Trust in connection with the issuance of the Notes pursuant to this Indenture;

                  (f) subject to Article X of the Trust Agreement, dissolve or liquidate in whole or in part (until the Notes are paid in full);

                  (g) (i) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be impaired, amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, or (iii) permit the lien of this Indenture not to constitute a valid perfected first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate; or

                  (h) take any other action that should reasonably be expected to, or fail to take any action if such failure should reasonably be expected to, cause the Trust to be taxable as (x) an association pursuant to Section 7701 of the Code and the corresponding regulations or (y) a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.

         Section 3.10. ANNUAL STATEMENT AS TO COMPLIANCE. On or before April 30, 2001, and each April 30 thereafter, the Master Servicer, on behalf of the Trust, shall deliver to the Backup Servicer, the Indenture Trustee, the Note Insurer and the Sponsor a written statement, signed by an Authorized Officer of the Master Servicer, on behalf of the Trust, stating that:

                  (i) a review of the fulfillment by the Trust during such year of its obligations under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Trust has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such covenant or condition, specifying each such Default known to such Authorized Officer and the nature and status thereof.

         Section 3.11. RESTRICTED PAYMENTS. The Trust shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Trust or otherwise with respect to any ownership or equity interest or security in or of the Trust or to the Master Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Trust may make, or cause to be made, distributions to the Master Servicer, the Backup Servicer, the Indenture Trustee, the Owner Trustee, the Note Insurer, the Primary Mortgage Insurance Provider, the Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the other Basic Documents and the Trust will not, directly or indirectly, make or cause to be made payments to or distributions from any Payment Account except in accordance with this Indenture.

         Section 3.12. TREATMENT OF NOTES AS DEBT FOR TAX PURPOSES. For purposes of federal, state and local income, franchise and any other income taxes, the Trust will treat the Notes as indebtedness, and hereby instructs the Indenture Trustee, Payee Agent, the Master Servicer and the Backup Servicer, on behalf of the Trust to treat the Notes as indebtedness for all applicable tax reporting purposes.

         Section 3.13. NOTICE OF EVENTS OF DEFAULT. The Master Servicer, on behalf of the Trust, shall give the Backup Servicer, the Indenture Trustee, the Note Insurer, the Rating Agencies and the Sponsor prompt written notice of each Event of Default hereunder of which it has knowledge, each default on the part of the Master Servicer of its obligations under the Sale and Servicing Agreement and each default on the part of the Sponsor of its obligations under the Sale and Servicing Agreement.

         Section 3.14. FURTHER INSTRUMENTS AND ACTS. Upon written request of the Indenture Trustee or the Note Insurer, the Owner Trustee, on behalf of the Trust, will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         Section 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. Whenever the following conditions shall have been satisfied:

                  (a) either

                  (i) all Notes theretofore authenticated and delivered (other than (x) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.07 hereof, and (y) Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Trust, as provided in Section 3.03 hereof) have been delivered to the Note Registrar for cancellation; or

                  (ii) all Notes not theretofore delivered to the Note Registrar for cancellation, (A) have become due and payable, or (B) will become due and payable at the Final Stated Maturity Date within one (1) year, or (C) are to be called for redemption pursuant to Section 10.01 hereof within one (1) year under irrevocable arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Sponsor, and the Sponsor, in the case of clause ii(C), or Master Servicer, in the case of clauses (ii)(A) or (ii)(B) above, has irrevocably deposited or caused to be deposited with the Indenture Trustee, in trust for such purpose, an amount sufficient to pay and discharge the entire unpaid Note Principal Balance of such Notes not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the Final Stated Maturity Date or to the applicable Redemption Date, as the case may be, and in the case of Notes that were not paid at the Final Stated Maturity Date of their entire unpaid Note Principal Balance, for all overdue principal and all interest payable on such Notes to the next succeeding Payment Date therefor;

                  (b) the Master Servicer, on behalf of the Trust, has paid or caused to be paid all other sums payable hereunder by the Trust (including, without limitation, amounts due the Note Insurer); and

                  (c) the Master Servicer, on behalf of the Trust, has delivered to the Indenture Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel satisfactory in form and substance to the Indenture Trustee and the Note Insurer each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon a Trust Request, this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Indenture Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Trust, execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Trust or upon Trust Order all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in paragraphs (a) and (b) above.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Indenture Trustee and any Paying Agent to the Trust and the Holders of Notes under Section 3.03 hereof, the obligations of the Indenture Trustee to the Holders of Notes under Section 4.02 hereof and the provisions of Section 2.07 hereof with respect to lost, stolen, destroyed or mutilated Notes, registration of transfers of Notes and rights to receive payments of principal of and interest on the Notes shall survive.

         Section 4.02. APPLICATION OF TRUST MONEY. All money deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

         Section 4.03. SUBROGATION AND COOPERATION.

                  (a) The Trust and the Indenture Trustee acknowledge that
(i) to the extent the Note Insurer makes payments under the Note Insurance Policy on account of principal of or interest on the Mortgage Loans, the Note Insurer will be fully subrogated to the rights of the Noteholders to receive such principal of and interest on the Mortgage Loans of the related Trust Estate, and (ii) the Note Insurer shall be paid such principal and interest only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

                  (b) The Indenture Trustee shall cooperate in all respects with any reasonable request or direction by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including without limitation upon the occurrence and continuance of a Default, a request to take any one or more of the following actions:

                  (i) institute proceedings for the collection of all amounts then payable on the Notes or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Trust monies adjudged due;

                  (ii) sell either Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

                  (iii) cause the Sponsor to record all assignments that have not previously been recorded;

                  (iv) institute proceedings from time to time for the complete or partial foreclosure of this Indenture; and

                  (v) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Note Insurer hereunder.

                  (c) Following the payment in full of the Notes, the Note Insurer shall continue to have all rights and privileges provided to it under this Section 4.03 and in all other provisions of this Indenture, until all amounts owing to the Note Insurer have been paid in full.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

         Section 5.01. EVENT OF DEFAULT. "EVENT OF DEFAULT", wherever used herein, means, with respect to Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) if the Trust shall fail to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the holders of the Notes, on any Payment Date, or any Interest Payment Amount;

                  (b) if the Trust shall fail to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the holders of the Notes, (x) on any Payment Date, an amount equal to the Base Principal Payment Amount due on the Notes on such Payment Date, to the extent that sufficient funds are on deposit in the Collection Account or (y) on the Final Stated Maturity Date for any Class of Notes, the aggregate outstanding Note Principal Balance of such Class of Notes;

                  (c) if the Trust shall breach or default in the due observance of any one or more of the covenants hereof;

                  (d) if the Trust shall consent to the appointment of a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, or a court of competent jurisdiction shall determine that the Trust is generally not paying its debts as they come due, or the Trust shall make a general assignment for the benefit of creditors;

                  (e) if the Trust shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegation of a petition filed against the Trust in any such proceeding, or the Trust shall, by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors;

                  (f) if an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Trust, a custodian, receiver, trustee or liquidator (or other similar official) of the Trust or any substantial part of its property, or sequestering any substantial part of its respective property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of ninety (90) days after the date of entry thereof;

                  (g) if a petition against the Trust in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within ninety (90) days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of debtors which may apply to the Trust, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Trust or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of ninety (90) days; or

                  (h) an event of default under the Insurance Agreement.

         Section 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default occurs and is continuing, then and in every such case, but with the consent of the Note Insurer in the absence of a Note Insurer Default, the Indenture Trustee may, and on request of the Note Insurer, in the absence of a Note Insurer Default, or, with the prior written consent of the Note Insurer, the Holders of Notes representing at least 51% of the Note Principal Balance of the Outstanding Notes of all of the Classes, shall, declare all the Notes to be immediately due and payable by a notice in writing to the Trust (and to the Indenture Trustee if given by Noteholders), and upon any such declaration such Notes, in an amount equal to the entire unpaid Note Principal Balance of such Notes, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable, all subject to the prior written consent of the Note Insurer in the absence of a Note Insurer Default.

         At any time after such a declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this
Article V, the Note Insurer, in the absence of a Note Insurer Default, or the Holders of Notes representing at least 51% of the Note Principal Balance of the Outstanding Notes of all of the Classes, with the prior written consent of the
Note Insurer, by written notice to the Trust and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (i) all payments of principal of, and interest on, all Outstanding Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

                  (b) all Events of Default, other than the nonpayment of the principal of Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 5.14 hereof.

         No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE. Subject to the provisions of Section 3.01 hereof and the following sentence, if an Event of Default occurs and is continuing, the Indenture Trustee may, with the prior written consent of the Note Insurer, and shall at the written direction of the Note Insurer or of the Holders of Notes representing not less than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes, with the consent of the Note Insurer, proceed to protect and enforce its rights and the rights of the Noteholders and the Note Insurer by any Proceedings the Indenture Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any Proceedings brought by the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, or any Noteholder against the Trust shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Trust, other than the Trust Estate relative to the Notes in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Notes may be sought or obtained by the Indenture Trustee or any Noteholder against the Trust. The Indenture Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Article V including reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel from the Trust Estate.

         Section 5.04. REMEDIES. If an Event of Default shall have occurred and be continuing and the Notes been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, at the direction of the Note Insurer (subject to Section 5.17 hereof, to the extent applicable) may, for the benefit of the Noteholders and the Note Insurer, do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03 hereof;

                  (b) in accordance with Section 5.17 hereof, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

                  (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes and the
Note Insurer hereunder; and

                  (e) refrain from selling the Trust Estate and apply all funds on deposit in each of the Accounts pursuant to Section 5.07 hereof.

         Section 5.05. INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Trust or any other obligor upon any of the Notes or the property of the Trust or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Trust for the payment of any overdue principal or interest) shall, with the prior written consent of the Note Insurer, be entitled and empowered, by intervention in such Proceeding or otherwise to:

                  (a) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel), the Noteholders and the Note Insurer allowed in such Proceeding, and

                  (b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder and the Note Insurer to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders and the Note Insurer, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

         Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or the Note Insurer any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Holder thereof, or the Note Insurer, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Note Insurer in any such Proceeding.

         Section 5.06. INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES. All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee, at the direction of the Note Insurer, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes and the Note Insurer in respect of which such judgment has been recovered after payment of amounts required to be paid pursuant to paragraph (a) of Section 5.07 hereof.

         Section 5.07. APPLICATION OF MONEY COLLECTED. If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee with respect to each Class of Notes pursuant to this Article V or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for such Class of Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the payment of the entire amount due on account of principal of, and interest on, such Class of Notes, upon presentation and surrender thereof:

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

                  (a) FIRST, to the Indenture Trustee, any unpaid Indenture Trustee Fees with respect to such Class then due and any other amounts payable and due to the Indenture Trustee with respect to such Class under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V and to the Owner Trustee, any unpaid Owner Trustee Fees with respect to such Class then due;

                  (b) SECOND, from amounts then on deposit in the related Payment Account, to the Holders of the related Class of Notes, the Payment Amount for such Class;

                  (c) THIRD, from amounts then on deposit in the related Payment Account, the allocable portion of the Over-collateralization Deficit, if any, for the related Class of Notes;

                  (d) FOURTH, from amounts then on deposit in the related Payment Account, to the Holders of the other Class of Notes, the Shortfall Amount for such other Class;

                  (e) FIFTH, from amounts then on deposit in the related Payment Account, to the Note Insurer, the Reimbursement Amount with respect to the related Class as of such Payment Date;

                  (f) SIXTH, from amounts then on deposit in the related Payment Account, to the Note Insurer, the Reimbursement Amount with respect to the other Class of Notes as of such Payment Date;

                  (g) SEVENTH, from amounts then on deposit in the related Payment Account, the Over-collateralization Increase Amount for the related Class of Notes;

                  (h) EIGHTH, to the payment of the Note Principal Balance of the Outstanding Notes of such Class, up to the amount of their unpaid Note Principal Balance, ratably, without preference or priority of any kind;

                  (i) NINTH, from amounts then on deposit in the related Payment Account, to the Reserve Account, Reserve Payment Amount;

                  (j) TENTH, with respect to the Class A-2 Notes, from amounts then on deposit in the related Payment Account, to the Holders of the Class A-2 Notes, the Class A-2 Available Funds Cap Carry-Forward Amount;

                  (k) ELEVENTH, from:

                      (A) amounts then on deposit in the Payment Account related to the Class A-1 Notes, to the Master Servicer, any amount due to it with respect to the Group 1 Mortgage Loans, and

                      (B) amounts then on deposit in the Payment Account related to the Class A-2 Notes, to the Master Servicer, any amount due to it with respect to the Group 2 Mortgage Loans; and

                  (l) TWELFTH, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above, from amounts then on deposit in each Payment Account, the Indenture Trustee shall distribute to or at the direction of the Certificateholders (as identified in the Certificate Register maintained by the Owner Trustee), the amount remaining on such Payment Date in each Payment Account, if any.

         Section 5.08. LIMITATION ON SUITS. No Holder of a Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Indenture Trustee and the Note Insurer of a continuing Event of Default;

                  (b) the Holders of Notes representing not less than 25% of the Note Principal Balance of the Outstanding Notes of all of the Classes shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (c) such Holder or Holders have offered to the Indenture Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Indenture Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity, has failed to institute any such Proceeding;

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes; and

                  (f) the consent of the Note Insurer shall have been obtained; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes, the Indenture Trustee shall take the action prescribed by the group representing a greater percentage of the Note Principal Balance of the Outstanding Notes of all of the Classes.

         Section 5.09. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Subject to the provisions in this Indenture (including Sections
3.01 and 5.03 hereof) limiting the right to recover amounts due on a Note to recovery from amounts in the portion of the Trust Estate relating to such Note, the Holder of any Note shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Note on the respective Payment Date for such installments of interest, to receive payment of each installment of principal of such Note when due (or, in the case of any Note called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.10. RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee, the Note Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined to be adverse to the Indenture Trustee, the Note Insurer or to such Noteholder, then and in every such case the Indenture Trustee, the Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.11. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.12. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Indenture Trustee, the Note Insurer or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders with the prior consent of the Note Insurer, as the case may be.

         Section 5.13. CONTROL BY NOTEHOLDERS. The Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes on the applicable Record Date shall, with the consent of the Note Insurer, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; PROVIDED that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) any direction to the Indenture Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Notes representing the percentage of the Note Principal Balance of the Outstanding Notes specified in Section 5.17(b)(i) hereof, unless Section 5.17(b)(ii) hereof is applicable; and

                  (c) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; provided, however, that, subject to


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

Section 6.01 hereof, the Indenture Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

         Section 5.14. WAIVER OF PAST DEFAULTS. The Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes on the applicable Record Date may on behalf of the Holders of all the Notes, and with the consent of the Note Insurer, waive any past Default hereunder and its consequences, except a Default:

                  (a) in the payment of principal or any installment of interest on any Note; or

                  (b) in respect of a covenant or provision hereof that under
Section 9.02 hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 5.15. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by the Indenture Trustee or the Note Insurer, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate Notes representing more than 10% of the Note Principal Balance of the Outstanding Notes of all of the Classes, or to any suit instituted by any Noteholder for the enforcement of the payment of any Interest Payment Amount or Base Principal Payment Amount on any Note on or after the related Payment Date or for the enforcement of the payment of principal of any Note on or after the Final Stated Maturity Date (or, in the case of any Note called for redemption, on or after the applicable Redemption
Date).

         Section 5.16. WAIVER OF STAY OR EXTENSION LAWS. The Trust covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture; and the Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.17. SALE OF TRUST ESTATE. (a) The power to effect any sale (a "SALE") of any portion of the Trust Estate pursuant to Section 5.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may, with the consent of the Note Insurer, from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

                  (a) To the extent permitted by law, the Indenture Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

                  (i) the Holders of Notes representing not less than 50% of the Note Principal Balance of the Notes of all of the Classes then Outstanding consent to or direct the Indenture Trustee to make such Sale; or

                  (ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Holders of the Notes, in full payment thereof in accordance with Section 5.07 hereof, on the Payment Date next succeeding the date of such Sale.

         The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.17(b). In the absence of a Note Insurer Default, no Sale hereunder shall be effective without the consent of the Note Insurer.

                  (b) Unless the Holders of all Outstanding Notes or the Note Insurer have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (b)(ii) of this
Section 5.17 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, acting in its capacity as Indenture Trustee (i) on behalf of the Noteholders and the Note Insurer, shall prevent such Sale and bid an amount (which shall include the Indenture Trustee's right, in its capacity as Indenture Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholders and the Note Insurer.

                  (c) In connection with a Sale of all or any portion of the Trust Estate:

                  (i) any Holder or Holders of Notes may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of
         (A) the amount that would be payable to the Holders of the Notes as a result of such Sale in accordance with Section 5.07 hereof on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Trust to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         Section 5.18. ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Note Insurer or the Holders of Notes shall be impaired by the recovery of any judgment by the Indenture Trustee against the Trust or by the levy of any execution under such judgment upon any portion of the Trust Estate. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.07 hereof.

         Section 5.19. NO RECOURSE. The Trust Estate Granted to the Indenture Trustee as security for the Notes serves as security only for the Notes. The Noteholders shall have no recourse against the Owner Trustee, the Indenture Trustee, the Note Registrar, the Authenticating Agent, the Sponsor, the Master Servicer, the Backup Servicer or any of their respective Affiliates, or to the assets of any of the foregoing entities.

         Section 5.20. APPLICATION OF THE TRUST INDENTURE ACT. Pursuant to
Section 316(a) of the TIA, all provisions automatically provided for in Section 316(a) are hereby expressly excluded.

         Section 5.21. SUSPENSION AND TERMINATION OF NOTE INSURER'S RIGHTS. During the continuation of a Note Insurer Default, rights granted or reserved to the Note Insurer hereunder shall vest instead in the Certificateholders; PROVIDED, that the Note Insurer shall be entitled to any distributions of reimbursements as set forth in the Indenture and the Insurance Agreement and the
Note Insurer shall retain those rights under Section 12.01 to consent to any amendment of this Agreement.

         At such time as either (i) the outstanding Note Principal Balance of the Notes has been reduced to zero or (ii) the Note Insurance Policy has been terminated and in either case of (i) or (ii) the Note Insurer has been reimbursed for all amounts owed under the Note Insurance Policy and the Insurance Agreement (and the Note Insurer no longer has any obligation under the Note Insurance Policy, except for breach thereof by the Note Insurer), then the rights and benefits granted or reserved to the Note Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Certificateholders shall be entitled to the exercise of such rights and to receive such benefits of the Note Insurer following such termination to the extent that such rights and benefits are applicable to the Certificateholders.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         Section 6.01. DUTIES OF INDENTURE TRUSTEE. (a) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (a) Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may request and conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, opinions, resolutions, statements, reports, instruments or other documents furnished to the Indenture Trustee and conforming, on their faces, to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture.

                  (b) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) The duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture, the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee and, in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, opinions or other documents (including, but not limited to, any reports or statements furnished by the Master Servicer, Backup Servicer or Subservicer) reasonably believed by the Indenture Trustee to be genuine and to have been furnished by the proper party to the Indenture Trustee and which on their face, do not contradict the requirements of this Indenture;

                  (ii) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

                  (iii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iv) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction of the Noteholders or the Note Insurer (including directions pursuant to Sections 5.13 or 5.17 hereof or in accordance with the direction of the Note Insurer) or exercising any trust or power or remedy conferred upon the Indenture Trustee under this Indenture; and

                  (v) The Indenture Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with any of its obligations under the Sale and Servicing Agreement or any breach of representations or warranties under the Sale and Servicing Agreement unless a Responsible Officer of the Indenture Trustee obtains actual knowledge of such failure or breach or the Indenture Trustee receives written notice of such failure or breach from the Master Servicer.

                  (c) Except with respect to duties of the Indenture Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default described in Sections 5.01(d), 5.01(e) or 5.01(f) hereof or any Default described in Sections 5.01(c) hereof or of any event described in Section 3.05 hereof unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department and having direct responsibility for this Indenture has actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Trust, the Trust Estate or this Indenture.

                  (d) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it under this Indenture or the other Basic Documents.

                  (e) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section 6.01 and to the provisions of the TIA.

                  (f) Notwithstanding any extinguishment of all right, title and interest of the Trust in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof), the Noteholders and the Note Insurer and the rights of Noteholders and the Note Insurer shall continue to be governed by the terms of this Indenture.

                  (g) The Indenture Trustee shall at all times retain possession of the Indenture Trustee's Mortgage Files in the State of Minnesota or the State of California, except for those Indenture Trustee's Mortgage Files or portions thereof released to the Master Servicer or the Note Insurer pursuant to this Indenture or the Sale and Servicing Agreement.

                  (h) Subject to the other provisions of this Indenture and without limiting the generality of this Section 6.01, the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate from funds available in the Payment Accounts or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or the Backup Servicer delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

         Section 6.02. NOTICE OF DEFAULT. Immediately after the occurrence of any Default known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall transmit by mail to the Note Insurer and the Sponsor notice of each such Default and, within ninety (90) days after the occurrence of any Default known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall transmit by mail to all Holders of Notes notice of each such Default, unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that in no event shall the Indenture Trustee provide notice, or fail to provide notice of a Default known to a Responsible Officer of the Indenture Trustee in a manner contrary to the requirements of the Trust Indenture Act. Concurrently with the mailing of any such notice to the Holders of the Notes, the Indenture Trustee shall transmit by mail a copy of such notice to the Rating Agencies.

         Section 6.03. RIGHTS OF INDENTURE TRUSTEE. (a) Except as otherwise provided in Section 6.01 hereof, the Indenture Trustee may rely on, and be protected in acting or refraining to act upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

                  (c) With the consent of the Note Insurer, which consent shall not be unreasonably withheld, the Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

                  (e) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders or the Note Insurer, pursuant to the provisions of this Indenture, unless such Noteholders or the
Note Insurer shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge (which has not been cured), to exercise such of the rights and powers vested in it by


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

this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (f) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Noteholders or the Note Insurer and provided further that payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or such other security or indemnity as the Indenture Trustee may reasonably require as a condition to taking any such action.

                  (g) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for anything other than its negligence or willful misconduct in the performance of such act.

         Section 6.04. NOT RESPONSIBLE FOR RECITALS, ISSUANCE OF NOTES OR MORTGAGE LOANS. The recitals contained herein and in the Notes, except, with respect to the Indenture Trustee, the certificates of authentication on the Notes, shall be taken as the statements of the Trust, and the Owner Trustee, the Indenture Trustee and the Authenticating Agent assume no responsibility for their correctness. The Owner Trustee and the Indenture Trustee make no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Notes. Neither the Indenture Trustee nor the Owner Trustee shall be accountable for the use or application by the Trust of the Notes or the proceeds thereof or any money paid to the Trust or upon a Trust Order pursuant to the provisions hereof.

         The Indenture Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Noteholders under this Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance or primary mortgage insurance thereon; the validity of the assignment of any Mortgage Loan to the Indenture Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan; the compliance by the Sponsor, Issuer, Master Servicer, Backup Servicer, Note Insurer with any warranty or representation made under this Indenture, the Sale and Servicing Agreement, the Insurance Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Sponsor or the Master Servicer or any loss resulting therefrom; the acts or omissions of any of the Sponsor, the Master Servicer, any subservicer or any Mortgagor; any action of the Master Servicer or any subservicer taken in the name of the Indenture Trustee; the failure of the Master Servicer or any subservicer to act or perform any duties acquired of it as agent of the Indenture Trustee hereunder; or any action by the Indenture Trustee taken at the instruction of the Master Servicer or the Note Insurer. The Indenture Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder.

         Section 6.05. MAY HOLD NOTES. The Indenture Trustee, any Agent, or any other agent of the Trust, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.07 and 6.13 hereof, may otherwise deal with the Trust or any Affiliate of the Trust with the same rights it would have if it were not Indenture Trustee, Agent or such other agent.

         Section 6.06. MONEY HELD IN TRUST. Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Trust and except to the extent of income or other gain on investments that are obligations of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on investments, which are obligations of others.

         Section 6.07. ELIGIBILITY, DISQUALIFICATION. Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have an indenture trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Indenture Trustee shall always have a combined capital and surplus as stated in Section 6.08 hereof. The Indenture Trustee shall be subject to TIA Section 310(b).

         Section 6.08. INDENTURE TRUSTEE'S CAPITAL AND SURPLUS. The Indenture Trustee shall at all times (a)(i) have a combined capital and surplus of at least $50,000,000, or (ii) be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $100,000,000 and (b) be rated (or have long-term debt rated) "BBB" or better by S&P and "Baa2" by Moody's; PROVIDED, HOWEVER, that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2). If the Indenture Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(1), its combined capital and surplus for purposes of this Section 6.08 shall be as set forth in the latest such report. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08 and TIA Section 310(a)(2), it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

         Section 6.09. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Indenture Trustee under
Section 6.10 hereof.

                  (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Trust, the Note Insurer and each Rating Agency. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.


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

                  (c) The Indenture Trustee may be removed at any time by the
Note Insurer or, with the consent of the Note Insurer, by Act of the Holders representing more than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes, by written notice delivered to the Indenture Trustee and to the Trust.

                  (d) If at any time:

                  (i) the Indenture Trustee shall have a conflicting interest prohibited by Section 6.07 hereof and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.07 hereof after written request therefor by the Trust or by any Noteholder; or

                  (ii) the Indenture Trustee shall cease to be eligible under
         Section 6.08 hereof or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (x) the Owner Trustee, on behalf of the Trust, by a Trust Order, with the consent of the Note Insurer, may remove the Indenture Trustee, and the Owner Trustee, on behalf of the Trust, by a Trust Order, shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Indenture Trustee acceptable to the Note Insurer and to vest in such successor Indenture Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Owner Trustee, on behalf of the Trust, and the Note Insurer do not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee may petition a court of competent jurisdiction to make such appointment, or (y) subject to Section 5.15 hereof, and, in the case of a conflicting interest as described in clause (i) above, unless the Indenture Trustee's duty to resign has been stayed as provided in TIA Section 310(b), the
Note Insurer or any Noteholder who has been a bona fide Holder of a Note for at least six (6) months may, on behalf of himself and all others similarly situated, with the consent of the Note Insurer, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Note Insurer may, and if the Note Insurer fails to do so, the Owner Trustee, on behalf of the Trust, by a Trust Order, shall promptly, appoint a successor Indenture Trustee acceptable to the Note Insurer and reasonably acceptable to the Sponsor.

                  (f) The Master Servicer, on behalf of the Trust, shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to the Backup Servicer, the Holders of Notes and the Note Insurer. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.


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

         Section 6.10. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR INDENTURE TRUSTEE. Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Trust, the Note Insurer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, upon a Trust Request of the Owner Trustee or the Note Insurer, on behalf of the Trust, or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges and any fees, expenses or other amounts owing the Indenture Trustee, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon a written request of any such successor Indenture Trustee, the Owner Trustee, on behalf of the Trust, shall, with the written consent of the Note Insurer, execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

         No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article VI.

         Section 6.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF INDENTURE TRUSTEE. Any corporation or banking association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided, that such corporation or banking association shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

         Section 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST TRUST. The Indenture Trustee (and any co-trustee or separate trustee) shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 31l(b), and an Indenture Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         Section 6.13. CO-INDENTURE TRUSTEES AND SEPARATE INDENTURE TRUSTEES. At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Indenture Trustee shall have power and shall execute and deliver all instruments necessary to appoint one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or


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

Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 6.13. All fees and expenses of any co-trustee or separate trustee shall be payable by the Trust.

         Should any written instrument from the Trust be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on written request, be executed, acknowledged and delivered by the Owner Trustee, on behalf of the Trust, with the written consent of the Note Insurer.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (a) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

                  (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (c) The Indenture Trustee at any time may accept the resignation of or remove any co-trustee or separate trustee appointed under this
Section 6.13. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 6.13.

                  (d) The Indenture Trustee shall not be liable by reason of any act or omission of a co-trustee or separate trustee appointed by the Indenture Trustee with due care. No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder.

                  (e) Any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         Section 6.14. AUTHENTICATING AGENTS. The Owner Trustee, acting at the direction of the Certificateholders, shall appoint an Authenticating Agent with power to act on the Trust's behalf, subject to the direction of the Certificateholders, in the authentication and delivery of the Notes designated for such authentication and, containing provisions therein for such authentication (unless the Owner Trustee, acting at the direction of the Certificateholders, has made other arrangements, satisfactory to the Indenture Trustee and such Authenticating Agent, for notation on the Notes of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Notes) in connection with transfers and exchanges under
Section 2.06


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

hereof, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by Section 2.06 hereof to authenticate and deliver Notes. For all purposes of this Indenture (other than in connection with the authentication and delivery of Notes pursuant to Sections
2.05 and 2.11 hereof in connection with their initial issuance), the authentication and delivery of Notes by the Authenticating Agent pursuant to this Section 6.14 shall be deemed to be the authentication and delivery of Notes "by the Indenture Trustee." Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.07 hereof for the Indenture Trustee hereunder and has an office for presentation of Notes in the United States of America. The Indenture Trustee shall initially be the Authenticating Agent and shall be the Note Registrar as provided in Section
2.06 hereof. The office from which the Indenture Trustee shall perform its duties as Note Registrar and Authenticating Agent shall be its Corporate Trust Office. Any Authenticating Agent appointed pursuant to the terms of this Section 6.14 or pursuant to the terms of any supplemental indenture shall deliver to the Indenture Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Note Registrar or co-Note Registrar and indemnifying the Indenture Trustee for and holding the Indenture Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar.

         Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 6.14, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation or banking association.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trust. The Owner Trustee, acting at the direction of the Certificateholders, may at any time with the consent of the Note Insurer terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Indenture Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Owner Trustee, acting at the direction of the Certificateholders, shall promptly appoint a successor Authenticating Agent acceptable to the Note Insurer, shall give written notice of such appointment to the Indenture Trustee, and shall mail notice of such appointment to all Holders of Notes.

         The Indenture Trustee agrees, subject to Section 6.01(e) hereof to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Indenture Trustee shall be entitled to be reimbursed for such payments pursuant to Section 6.16 hereof. The provisions of Sections 2.09, 6.04 and 6.05 hereof shall be applicable to any Authenticating Agent.


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

         Section 6.15. REVIEW OF MORTGAGE FILES. (a) The Indenture Trustee shall, on or prior to the Closing Date, execute and deliver the acknowledgement of receipt of the Note Insurance Policy and the Primary Mortgage Insurance Policy required by Section 2.06(a) of the Sale and Servicing Agreement.

                  (b) The Indenture Trustee shall (i) on or prior to the Closing Date, execute and deliver the acknowledgement of receipt of the Mortgage Loans required by Section 2.06(b)(i) of the Sale and Servicing Agreement, (ii) on or prior to sixty (60) days following the Closing Date, execute and deliver the Initial Certification required by Section 2.06(b)(ii) of the Sale and Servicing Agreement, and (iii) on or prior to one hundred eighty (180) days following the Closing Date, execute and deliver the Final Certification required by Section 2.06(b)(iii) of the Sale and Servicing Agreement.

                  (c) In giving each of the acknowledgements, the Initial Certification and the Final Certification referred to in paragraphs (a) and (b) of this Section 6.15, the Indenture Trustee shall not be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereto are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include a flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

                  (d) In the event that the Mortgage Loans are required to be recorded in accordance with the provisions of Section 2.05 of the Sale and Servicing Agreement, no later than the fifth Business Day of each third month, commencing in March 2000, the Indenture Trustee shall deliver to the Master Servicer and the Note Insurer a recordation report dated as of the first day of such month, identifying those Mortgage Loans for which it has not yet received
(i) an original recorded Mortgage or a copy thereof certified to be true and correct by the public recording office in possession of such Mortgage or (ii) an original recorded Assignment of Mortgage to the Indenture Trustee and any required intervening Assignments of Mortgage or a copy thereof certified to be a true and correct copy by the public recording office in possession of such Assignment of Mortgage.

         Section 6.16. INDENTURE TRUSTEE FEES AND EXPENSES; INDEMNIFICATION. The Indenture Trustee shall be entitled to receive the Indenture Trustee Fee on each Payment Date as provided herein. The Indenture Trustee also shall be entitled to
(i) payment of or reimbursement for expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture or the Sale and Servicing Agreement (including, but not limited to, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), and (ii) indemnification against losses, liability costs and expenses, including reasonable attorney's fees, incurred, arising out of or in connection with this Indenture, the Notes, the Sale and Servicing Agreement or any other documents or agreements relating to the Trust or the Notes. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by, first, the Trust Estate and, second, the Master Servicer and held harmless against any loss, liability costs or reasonable expense incurred in connection with this Indenture or the Notes, other than any loss, liability, cost or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance by the Indenture Trustee of its duties hereunder or by reason of its failure to perform its obligations hereunder. The obligations of the Master Servicer and the Trust under this Section 6.16 shall survive termination of the Trust and payment of the Notes, and shall extend to any co-Indenture Trustee or separate-Indenture Trustee appointed pursuant to this Article VI.


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

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01. NOTE REGISTRAR TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. (a) The Note Registrar shall furnish or cause to be furnished to the Indenture Trustee (i) semiannually, not less than forty-five
(45) days nor more than sixty (60) days after the Payment Date occurring closest to six (6) months after the Closing Date and each Payment Date occurring at six
(6) month intervals thereafter, all information in the possession or control of the Note Registrar, in such form as the Indenture Trustee may reasonably require, as to names and addresses of the Holders of Notes, and (ii) at such other times, as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

                  (b) In addition to furnishing to the Indenture Trustee the Noteholder lists, if any, required under paragraph (a) of this Section 7.01, the Note Registrar shall also furnish all Noteholder lists, if any, required under
Section 3.03 hereof at the times required by such Section 3.03.

         Section 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of the Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section
7.01 hereof upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Trust, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         Section 7.03. REPORTS BY INDENTURE TRUSTEE. Within sixty (60) days after December 31 of each year (the "REPORTING DATE"), commencing December 31, 2000, (i) the Indenture Trustee shall, if required by TIA Section 313(a), mail to all Noteholders a brief report dated as of such reporting date that complies with TIA Section 313(a); (ii) the Indenture Trustee shall, to the extent not set forth in the Indenture Trustee's Remittance Report pursuant to Section 2.08(d) hereof, also mail to Holders of Notes and the Note Insurer with respect to which it has made advances, any reports with respect to such advances that are required by TIA Section 313(b)(2); and, the Indenture Trustee shall also mail to Holders of Notes and the Note Insurer any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(2), 313(b)(1) (if applicable), or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the Note Principal Balance of the then Outstanding Notes covered by the report.

         Section 7.04. REPORTS BY TRUST. The Trust shall cause the Master Servicer, on behalf of the Trust, (a) to deliver to the Indenture Trustee and the Backup Servicer within fifteen (15) days after the Trust is required to file the same with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Trust is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and (b) to also comply with the other provisions of TIA
Section 314(a).

         A copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Notes and the Note Insurer be filed by the Sponsor with the Commission and with each securities exchange upon which the Notes are listed. The Master Servicer, on behalf of the Trust, will notify the Backup Servicer and the Indenture Trustee when the Notes are listed on any securities exchange.


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

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

         Section 8.01. ACCOUNTS; INVESTMENT; COLLECTION OF MONEYS. (a) The Trust hereby directs the Indenture Trustee to establish, on or before the Closing Date, for each Class of Notes, at its Corporate Trust Office, one or more Eligible Accounts that shall collectively be the "Payment Account" for such Class. The Indenture Trustee shall promptly deposit in the related Payment Account (i) the Servicer Remittance Amount for the related Group received by it from the Master Servicer on the Servicer Payment Date pursuant to the Sale and Servicing Agreement, (ii) any other funds from any deposits for such Group to be made by the Master Servicer pursuant to the Sale and Servicing Agreement, (iii) any amount for such Group required to be deposited in such Payment Account pursuant to this Section 8.01, (iv) all amounts for such Group received pursuant to Section 8.03 hereof, (v) the Termination Price received by it from the Sponsor on the Clean-up Call Date pursuant to Section 10.01, (vi) on each Payment Date, in accordance with the Indenture Trustee's Remittance Report, the
(a) Shortfall Amount for the related Class, until paid in full, and (b) the amount specified in clause (v) of Section 8.02, in each case first, from the Payment Account relating to the other Classes of Notes, to the extent of the Net Monthly Excess Cashflow from the other Group of Mortgage Loans and second, from the Reserve Account, and (i) all other amounts for such Group received for deposit in such Payment Account, including the payment of any Loan Repurchase Price or Substitution Adjustment for a Mortgage Loan in such Group received by the Indenture Trustee. All amounts that are deposited from time to time in a Payment Account are subject to withdrawal by the Indenture Trustee for the purposes set forth in Section 8.02 hereof. All funds withdrawn from a Payment Account pursuant to Section 8.02 hereof for the purpose of making payments to the Holders of Notes shall be applied in accordance with Sections 3.03 and 8.02 hereof.

                  (b) The Trust hereby directs the Indenture Trustee to establish for each Class of Notes, at its Corporate Trust Office, an Eligible Account which shall be the "Pre-Funding Account" for such Class of Notes. On the Closing Date, the Indenture Trustee shall deposit the Original Pre-Funded Amount for each Class of Notes in the related Pre-Funding Account from the proceeds of the sale of the related Class of Notes that the Trust deposits with the Indenture Trustee for such purpose. The Indenture Trustee shall withdraw and distribute or cause to be distributed funds on deposit therein only at the times specified below, based on written instructions provided by the Master Servicer or other party as indicated:

                  (i) on any Subsequent Transfer Date, the Sponsor shall instruct in writing the Indenture Trustee to withdraw from the related Pre-Funding Account an amount equal to 100% of the aggregate Cut-Off Date Principal Balance as of the related Subsequent Cut-Off Date of the Subsequent Mortgage Loans sold to the Trust in respect of the related Group and pledged to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, on such Subsequent Transfer Date and pay such amount to or upon the order of the Sponsor upon satisfaction of the conditions set forth in Section 2.14 hereof with respect to such transfer; the Indenture Trustee may conclusively rely on such written instructions from the Sponsor;


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                 (ii)  if the Pre-Funding Amount for a Class of Notes (exclusive of Pre-Funding Earnings for such Class) has been reduced to $100,000 or less by the March 2000, Payment Date, then, on such Payment Date, after giving effect to any reductions in the related Pre-Funding Account on such date, the Indenture Trustee shall withdraw, from the related Pre-Funding Account on such date and deposit in the Payment Account relating to such Class, the amount on deposit in such Pre-Funding Account, other than any Pre-Funding Earnings, for payment to the related Noteholders as a prepayment of principal on such Payment Date;

                 (iii) if any amounts remain on deposit in any Pre-Funding Account at the close of business on March 31, 2000, the Indenture Trustee shall withdraw, from such Pre-Funding Account on the following Payment Date and deposit in the Payment Account relating to the related Class, the amount on deposit in such Pre-Funding Account, other than any Pre-Funding Earnings, for payment to the related Noteholders as a prepayment of principal on such Payment Date; and

                 (iv) on the March 2000 Payment Date, the Indenture Trustee shall transfer from each Pre-Funding Account to the related Payment Account, the Pre-Funding Earnings, if any, applicable to such Payment Date.

                  (c) The Trust hereby directs the Indenture Trustee to establish for each Class of Notes, at its Corporate Trust Office, an Eligible Account which shall be the "Capitalized Interest Account" for such Class of Notes. On the Closing Date, the Sponsor shall deposit the Original Capitalized Interest Amount for each Class of Notes in the related Capitalized Interest Account. The Indenture Trustee shall withdraw and distribute or cause to be distributed funds on deposit therein only at the times specified below, based on written instructions provided by the Master Servicer or other party as indicated:

                  (i) on the March 2000 Payment Date, the Indenture Trustee shall transfer from each Capitalized Interest Account to the related Payment Account, the applicable Capitalized Interest Requirement, if any, for such Class and such Payment Date; and

                  (ii) on the Payment Date immediately following, or on which, the amount on deposit in the related Pre-Funding Account is reduced to zero, any amounts remaining in any Capitalized Interest Account, after taking into account the transfers in respect of the Payment Date described in clause (i) or (ii) above, shall be paid to the Sponsor.

                  (d) The Trust hereby directs the Indenture Trustee to establish, on or before the Closing Date, at its Corporate Trust Office, an Eligible Account that shall be the "Reserve Account" for the Notes. The Indenture Trustee shall deposit and withdraw funds in the Reserve Account in accordance with the provisions of Sections 8.01(a) and 8.02(a) hereof.

                  (e) So long as no Default or Event of Default shall have occurred and be continuing, amounts held in the Accounts, other than the Note Insurance Payment Account, shall at the written direction of the Master Servicer be invested in Permitted Investments, which Permitted Investments shall mature no later than the Business Day preceding the immediately following Payment Date.

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         All income or other gains, if any, from investment of moneys deposited in the Payment and Collection Accounts shall be for the benefit of the Master Servicer and on or after each Payment Date, any such amounts may be released from the Accounts and paid to the Master Servicer as part of its compensation for acting as Master Servicer PROVIDED, that the earnings from the amounts deposited in the Accounts from one Business Day immediately preceding the Payment Date to the Payment Date shall be for the account of the Indenture Trustee (i.e., the Indenture Trustee shall receive float on the Accounts for such period). Any loss resulting from such investment of moneys deposited in an Account shall be reimbursed immediately as incurred to the related Account by the Master Servicer. Subject to Section 6.01 hereof and the preceding sentence, neither the Indenture Trustee nor the Master Servicer shall in any way be held liable by reason of any insufficiency in the Accounts.

         The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

                  (f) Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture.

         If the Indenture Trustee shall not have received the Servicer Remittance Amount by close of business on any related Servicer Payment Date, the Indenture Trustee shall, unless the Master Servicer shall have made provisions satisfactory to the Indenture Trustee for delivery to the Indenture Trustee of an amount equal to such Servicer Remittance Amount, deliver a notice, with a copy to the Backup Servicer and the Note Insurer, to the Master Servicer of the Master Servicer's failure to remit such Servicer Remittance Amount and that such failure, if not remedied by the close of business on the Business Day after the date upon which such notice is delivered to the Master Servicer, shall constitute a Servicer Event of Default under the Sale and Servicing Agreement. If the Indenture Trustee shall subsequently receive any such Servicer Remittance Amount by the close of business on such Business Day, such Servicer Event of Default shall not be deemed to have occurred. Notwithstanding any other provision hereof, the Indenture Trustee shall deliver to the Master Servicer, or its designee or assignee, any Servicer Remittance Amount received with respect to a Mortgage Loan after the related Servicer Payment Date to the extent that the Master Servicer previously made payment or provision for payment with respect to such Servicer Remittance Amount in accordance with this Section 8.01, and any such Servicer Remittance Amount shall not be deemed part of the Trust Estate.

         Except as otherwise expressly provided in this Indenture and the Sale and Servicing Agreement, if, following delivery by the Indenture Trustee of the notice described above, the Master Servicer shall fail to remit the Servicer Remittance Amount on any Servicer Payment Date, the Indenture Trustee shall deliver a second notice to the Master Servicer, the Backup Servicer, the Trust and the Note Insurer by the close of business on the second Business Day prior to the related Payment Date indicating that a Servicer Event of Default occurred and is

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continuing under the Sale and Servicing Agreement. Thereupon, the Indenture
Trustee shall take such actions as are required of the Indenture Trustee under Article VII of the Sale and Servicing Agreement. In addition, if a default occurs in any other performance required under the Sale and Servicing Agreement, the Indenture Trustee may, and upon the request of the Note Insurer or, with the consent of the Note Insurer, the Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes shall, take such action as may be appropriate to enforce such payment or performance including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V hereof.

         Section 8.02. PAYMENTS; STATEMENTS. On each Payment Date, the Indenture Trustee shall withdraw from each Payment Account, such amounts on deposit therein relating to the Indenture Trustee Fees, expenses and other amounts then due to it including any payments with respect to indemnification due to the Indenture Trustee, the Owner Trustee Fee, the Note Insurer Fee and the Primary Mortgage Insurance Provider Fee for such Payment Date and shall distribute such Owner Trustee Fee, Note Insurer Fee and Primary Mortgage Insurance Provider Fee as instructed in writing by the Master Servicer. On each Payment Date, unless the Notes have been declared due and payable pursuant to Section 5.02 hereof and moneys collected by the Indenture Trustee are being applied in accordance with Section 5.07 hereof, Available Funds on deposit in each Payment Account on any Payment Date or Redemption Date shall be withdrawn from such Payment Account, in the amounts required (based on the Indenture Trustee's Remittance Report prepared by the Indenture Trustee on or before such Payment Date in reliance on the related Servicer Remittance Report), for application on such Payment Date in respect of payments for the related Class of Notes as follows:

                  (i) from amounts then on deposit in the related Payment Account, to the Holders of the related Class of Notes, the Payment Amount for such Class;

                  (ii) from amounts then on deposit in the related Payment Account, the allocable portion of the Over-collateralization Deficit, if any, for the related Class of Notes;

                  (iii) from amounts then on deposit in the related Payment Account, to the Holders of the other Class of Notes, the Shortfall Amount for such other Class;

                  (iv) from amounts then on deposit in the related Payment Account, to the Note Insurer, the Reimbursement Amount with respect to the related Class as of such Payment Date;

                  (v) from amounts then on deposit in the related Payment Account, to the Note Insurer, the Reimbursement Amount with respect to the other Class of Notes as of such Payment Date;

                  (vi) from amounts then on deposit in the related Payment Account, the Over-collateralization Increase Amount for the related Class of Notes;

                  (vii) from amounts then on deposit in the related Payment Account, to the Reserve Account, the Reserve Payment Amount;

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                  (viii) with respect to the Class A-2 Notes, from amounts then on deposit in the related Payment Account, to the Holders of the Class A-2 Notes, the Class A-2 Available Funds Cap Carry-Forward Amount;

                  (ix)   from:

                      (A) amounts then on deposit in the Payment Account related to the Class A-1 Notes, to the Master Servicer, any amount due to it with respect to the Group 1 Mortgage Loans, and

                      (B) amounts then on deposit in the Payment Account related to the Class A-2 Notes, to the Master Servicer, any amount due to it with respect to the Group 2 Mortgage Loans; and

                  (x) following the making by the Indenture Trustee of all allocations, transfers and disbursements described above, from amounts then on deposit in each Payment Account, the Indenture Trustee shall distribute to the Certificateholders (as identified in the Certificate Register maintained by the Owner Trustee), the amount remaining on such Payment Date in each Payment Account, if any.

         Section 8.03. CLAIMS AGAINST THE NOTE INSURANCE POLICY. (a) No later than two (2) Business Days prior to each Payment Date, the Indenture Trustee shall determine with respect to the immediately following Payment Date, the amount required to be on deposit in each Payment Account on such Payment Date as a result of the (i) Master Servicer's remittance of the Servicer Remittance Amount on the related Servicer Payment Date, and (ii) any transfers to each Payment Account made from the related Capitalized Interest Account and/or the related Pre-Funding Account relating to such Payment Date pursuant to Section 8.01 hereof, excluding the amount of any Insured Payment hereof for the related Payment Date.

                  (b) If on any Payment Date there is an Available Funds Shortfall for any Group, the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Note Insurance Policy and submit such notice to the
Note Insurer no later than 12:00 noon New York City time on the second Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Available Funds Shortfall for such Group.

                  (c) The Indenture Trustee shall establish a separate Eligible Account for the benefit of Holders of the Notes and the Note Insurer referred to herein as the "Note Insurance Payment Account" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit upon receipt any amount paid under the
Note Insurance Policy in the Note Insurance Payment Account and distribute such amount only for purposes of payment to the Noteholders of the related Group of the Insured Payment Amount for such Group for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Indenture Trustee or the Trust. Amounts paid under the Note Insurance Policy, to the extent needed to pay the Insured Payment Amount shall be disbursed by the Indenture Trustee to the Noteholders in accordance with Section 8.02. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payment Amount with other funds available

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

to make such payment. However, the amount of any payment of principal of or interest on the Notes to be paid from funds transferred from the Note Insurance Payment Account shall be noted as provided in subsection (d) of this Section 8.03 in the Note Register and in the Indenture Trustee's Remittance Report. Funds held in the Note Insurance Payment Account shall not be invested. Any funds remaining in the Note Insurance Payment Account on the first Business Day following a Payment Date shall be returned to the Note Insurer pursuant to the written instructions of the Note Insurer by the end of such Business Day.

                  (d) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from moneys received under the Note Insurance Policy. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one (1) Business Day's prior notice to the Indenture Trustee.

                  (e) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Insured Payment Amount has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Note Insurer, shall comply with the provisions of the Note Insurance Policy to obtain payment by the Note Insurer of such voided Insured Payment Amount, and shall, at the time it provides notice to the Note Insurer, notify, by mail to the Noteholders of the affected Notes that, in the event any Noteholder's Insured Payment Amount is so recovered, such Noteholder will be entitled to payment pursuant to the Note Insurance Policy, a copy of which shall be made available through the Indenture Trustee, the Note Insurer or the Note Insurer's fiscal agent, if any, and the Indenture Trustee shall furnish to the Note Insurer or its fiscal agent, if any, its records evidencing the payments which have been made by the Indenture Trustee and subsequently recovered from the Noteholders, and dates on which such payments were made.

                  (f) The Indenture Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Indenture Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "PREFERENCE CLAIM") of any payment made with respect to the Notes. Each Noteholder, by its purchase of Notes, the Master Servicer, the Backup Servicer, and the Indenture Trustee agree that, the Note Insurer (so long as no Note Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersede as or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to, and each Noteholder, the Master Servicer, the Backup Servicer and the Indenture Trustee hereby delegate and assign to the Note Insurer, to the fullest extent permitted by law, the rights of the Master Servicer, the Backup Servicer, the Indenture Trustee and each Noteholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

                  (g) The Indenture Trustee shall, upon retirement of the Notes, furnish to the Note Insurer a notice of such retirement, and, upon retirement of the Notes and the expiration of the

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

term of the Note Insurance Policy, surrender the Note Insurance Policy to the
Note Insurer for cancellation.

                  (h) Unless a Note Insurer Default exists and is continuing, the Indenture Trustee and the Trust shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the
Note Insurer's rights or interests hereunder without limiting the rights or affecting the interests of the Noteholders as otherwise set forth herein.

                  (i) Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agree that, unless a Note Insurer Default exists and is continuing, the Note Insurer shall have the right to direct all matters relating to the Notes in any proceeding in a bankruptcy of the Trust, including without limitation any proceeding relating to a Preference Amount and the posting of any surety or Note pending any such appeal.

                  (j) Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Notes which is made with moneys received pursuant to the terms of the Note Insurance Policy shall not be considered payment of the Notes from the Trust. The Trust and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Note agrees, that without the need for any further action on the part of the Note Insurer, the Trust, the Indenture Trustee or the Note Registrar (x) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Holders of such Notes, the Note Insurer will be fully subrogated to, and each Noteholder, the Trust and the Indenture Trustee hereby delegate and assign to the Note Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust, including, without limitation, any amounts due to the Noteholders in respect of securities law violations arising from the offer and sale of the Notes, and (y) the Note Insurer shall be paid such amounts from the sources and in the manner provided herein for the payment of such amounts.

         Section 8.04. GENERAL PROVISIONS REGARDING THE PAYMENT ACCOUNTS AND MORTGAGE LOANS. (a) Each Payment Account shall relate solely to the Notes of the related Class and to the Mortgage Loans in the related Group, Permitted Investments and other property securing the related Notes. Funds and other property in each Payment Account shall not be commingled with the other Payment Account or any other moneys or property of the Trust or any Affiliate thereof. Notwithstanding the foregoing, the Indenture Trustee may hold any funds or other property received or held by it as part of a Payment Account in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Trust or an Affiliate); provided, that such accounts are under the sole control of the Indenture Trustee and the Indenture Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to the related Payment Account.

                  (b) If any amounts are needed for payment from a Payment Account and sufficient uninvested funds are not available therein to make such payment, the Indenture Trustee shall cause to be sold or otherwise converted to cash, to the extent available, a sufficient amount of the investments in such Payment Account.

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

                  (c) The Indenture Trustee shall, at all times while any Notes are Outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Indenture Trustee, all certificates or other instruments, if any, evidencing any investment of funds in the Payment Accounts. The Indenture Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in the Payment Accounts, against delivery of the amount receivable in connection with any sale.

                  (d) The Indenture Trustee shall not invest any part of the Trust Estate in Permitted Investments that constitute uncertificated securities (as defined in Section 8-102 of the Uniform Commercial Code, as enacted in the relevant jurisdiction) unless it has received an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee setting forth, with respect to each type of security for which authority to invest is being sought, the procedures that must be followed to maintain the lien and security interest created by this Indenture with respect to the Trust Estate.

                  (e) With respect to any portion of the Trust Estate invested in Permitted Investments, the Indenture Trustee acknowledges and agrees that:

                (i) any Permitted Investment that is held in a deposit account shall be held solely in an Eligible Account; and each such Eligible Account shall be subject to the sole and exclusive dominion, custody and control of the Indenture Trustee; and, without limitation on the foregoing, the Indenture Trustee shall have sole signature authority with respect thereto;

                (ii) any Permitted Investment that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) and/or (b) of the definition of "Delivery," as applicable, and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the Uniform Commercial Code) acting solely for the Indenture Trustee; and

                (iii) any Permitted Investment that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Permitted Investment as described in such paragraph.

         Section 8.05. RELEASES OF DELETED MORTGAGE LOANS. Upon notice or discovery by a Responsible Officer of the Indenture Trustee that any of the representations or warranties of the Sponsor set forth in Section 4.01 of the Sale and Servicing Agreement was materially incorrect or otherwise misleading with respect to any Mortgage Loan as of the time made, the Indenture Trustee shall direct the Sponsor to either cure, repurchase or substitute for such Mortgage Loan as provided in Section 4.02 of the Sale and Servicing Agreement. Upon any purchase of or substitution for a Deleted Mortgage Loan by the Sponsor in accordance with Section 2.06 or Section 4.02 of the Sale and Servicing Agreement, the Indenture Trustee shall deliver the Indenture Trustee's Mortgage File relating to such Deleted Mortgage Loan to the Sponsor, and

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

the Trust and the Indenture Trustee shall execute such instruments of transfer as are necessary to convey title to such Deleted Mortgage Loan to the Sponsor from the lien of this Indenture. Nothing in this Section 8.05 should be construed to obligate the Indenture Trustee to actively monitor the correctness or accuracy of the representations and warranties of the Sponsor.

         Section 8.06. REPORTS BY INDENTURE TRUSTEE TO NOTEHOLDERS; ACCESS TO CERTAIN INFORMATION. On each Payment Date, the Indenture Trustee shall provide the written reports required by Section 2.08(d) to Noteholders of record as of the related Record Date (including the Clearing Agency, if any). The Indenture Trustee will provide the Indenture Trustee's Remittance Report (and, at its option, any additional files containing the same information in an alternative format) to Noteholders of record via the Indenture Trustee's internet website and its fax-on-demand service. The Indenture Trustee's fax-on-demand service may be accessed by calling (301) 815-6610. The Indenture Trustee's internet website shall initially be located at www.ctslink.com. The Indenture Trustee shall have the right to alter the manner in which it provides its Indenture Trustee's Remittance Reports to Noteholders upon notice to Noteholders in the manner in which such Indenture Trustee's Remittance Reports are then being provided.

         The Indenture Trustee shall make available at its Corporate Trust Office, during normal business hours, for review by any Noteholder or any person identified to the Indenture Trustee as a prospective Noteholder, originals or copies of the following items: (a) the Indenture and any amendments thereto, (b) all Indenture Trustee's Remittance Reports and other reports delivered since the Closing Date pursuant to Section 2.08(d) hereof,
(c) any Officers' Certificates delivered to the Indenture Trustee since the Closing Date as described in the Indenture and (d) any Accountants' reports delivered to the Indenture Trustee since the Closing Date as required under the Sale and Servicing Agreement. Copies of any and all of the foregoing items will be available from the Indenture Trustee upon request; however, the Indenture Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies and shall not be required to provide such copies without reasonable assurances that such sum will be paid.

         Section 8.07. RELEASE OF TRUST ESTATE. The Indenture Trustee shall, at such time as there are no Notes Outstanding, release all of the Trust Estate to the Trust (other than any cash held for the payment of the Notes pursuant to Section 3.03 or 4.02 hereof and amounts due the Indenture Trustee hereunder).

         Section 8.08. AMENDMENT TO SALE AND SERVICING AGREEMENT. The Indenture Trustee may, without the consent of any Holder, enter into or consent to any amendment or supplement to the Sale and Servicing Agreement for the purpose of increasing the obligations or duties of any party other than the Indenture Trustee or the Holders of the Notes. The Indenture Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment: (i) unless the Indenture Trustee receives an Opinion of Counsel that the position of the Holders would not be materially adversely affected or written confirmation of satisfaction of the Rating Agency Condition or (ii) if its own rights, duties or immunities would be adversely affected.

         Section 8.09. DELIVERY OF THE MORTGAGE FILES PURSUANT TO SALE AND SERVICING AGREEMENT. As is appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee shall deliver to the Master Servicer

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

or a Subservicer (if directed in writing by the Master Servicer or Subservicer) the Indenture Trustee's Mortgage Files for such Mortgage Loan upon receipt by the Indenture Trustee on or prior to the date such release is to be made of:

                  (a) such Officer's Certificates, if any, as are required by the Sale and Servicing Agreement; and

                  (b) a Request for Release, executed by the Master Servicer or Subservicer, providing that the Master Servicer or a Subservicer (if directed in writing by the Master Servicer or Subservicer) will hold or retain the Indenture Trustee's Mortgage Files in trust for the benefit of the Indenture Trustee, the
Note Insurer and the Holders of Notes.

         Section 8.10. MASTER SERVICER AS AGENT. In order to facilitate the servicing of the Mortgage Loans by the Master Servicer of such Mortgage Loans, the Master Servicer of the Mortgage Loans has been appointed by the Trust to retain, in accordance with the provisions of the Sale and Servicing Agreement and this Indenture, all Servicer Remittance Amounts on such Mortgage Loans prior to their deposit into the related Payment Account on or prior to the related Servicer Payment Date.

         Section 8.11. TERMINATION OF MASTER SERVICER. In the event of the occurrence of a Servicer Event of Default specified in Section 7.01 of the Sale and Servicing Agreement, the Indenture Trustee may, with the consent of the Note Insurer or, with the prior written consent of the Note Insurer, the Holder of Notes representing not less than 50% of the Note Principal Balance of the Outstanding Notes of all of the Classes, and shall, upon the direction of the Note Insurer (or as otherwise provided in the Sale and Servicing Agreement), terminate the Master Servicer as provided in Section 7.01 of the Sale and Servicing Agreement. If the Indenture Trustee terminates the Master Servicer, the Backup Servicer shall, pursuant to Section 7.02 of the Sale and Servicing Agreement, assume the duties of the Master Servicer or appoint a successor master servicer acceptable to the Rating Agencies in accordance with the directions of the Note Insurer and meeting the requirements set forth in the Sale and Servicing Agreement.

         Section 8.12. OPINION OF COUNSEL. The Indenture Trustee shall be entitled to receive at least five (5) Business Days' notice of any action to be taken pursuant to Sections 8.08 and 8.09 hereof (other than in connection with releases of Mortgage Loans that were subject to a prepayment in full), accompanied by copies of any instruments involved, and the Indenture Trustee shall be entitled to receive an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

         Section 8.13. APPOINTMENT OF COLLATERAL AGENTS. The Indenture Trustee may, at no additional cost to the Trust or to the Indenture Trustee, with the consent of the Note Insurer, appoint one or more Collateral Agents to hold all or a portion of the Indenture Trustee Mortgage Files, as Agent for the Indenture Trustee. Such Collateral Agent shall meet the requirements of Article IX of the Sale and Servicing Agreement. Matters concerning the Collateral Agents shall be governed by said Article IX.

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         Section 8.14. RIGHTS OF THE NOTE INSURER TO EXERCISE RIGHTS OF
NOTEHOLDERS. By accepting its Notes, each Noteholder agrees that unless a
Note Insurer Default exists, the Note Insurer shall have the right to exercise all rights of the Noteholders under this Indenture, without any further consent of the Noteholders, including, without limitation:

                  (a) the right to require the Master Servicer to effect foreclosures upon Mortgage Loans upon failure of the Master Servicer to do so;

                  (b) the right to require the Sponsor to repurchase or substitute for Deleted Mortgage Loans pursuant to Section 8.05;

                  (c) the right to direct the actions of the Indenture Trustee during the continuance of an Event of Default; and

                  (d) the right to vote on proposed amendments to this Indenture.

         In addition, each Noteholder agrees that, unless a Note Insurer Default exists, the rights specifically set forth above may be exercised by the Noteholders only with the prior written consent of the Note Insurer.

         Except as otherwise provided in Section 8.03 hereof and notwithstanding any provision in this Indenture to the contrary, so long as a
Note Insurer Default has occurred and is continuing, the Note Insurer shall have no rights to exercise any voting rights of the Noteholders hereunder, nor shall the Indenture Trustee be required to obtain the consent of, or act at the direction of, the Note Insurer.

         All notices, statements, reports, certificates or opinions required by this Indenture to be sent to any other party hereto or to the Noteholders shall also be sent to the Note Insurer.

         Section 8.15. TRUST ESTATE AND ACCOUNTS HELD FOR BENEFIT OF THE NOTE INSURER. The Indenture Trustee shall hold the Trust Estate and the Indenture Trustee's Mortgage Files, for the benefit of the Noteholders and the Note Insurer, and all references in this Indenture and in the Notes to the benefit of Holders of the Notes shall be deemed to include the Note Insurer (provided there does not exist a Note Insurer Default).

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                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. With the consent of the Note Insurer and without the consent of the Holders of any Notes, the Trust and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (a) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (b) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                  (c) to evidence the succession of another Person to the Trust to the extent permitted herein, and the assumption by any such successor of the covenants of the Trust herein and in the Notes contained;

                  (d) to add to the covenants of the Trust, for the benefit of the Holders of all Notes and the Note Insurer, or to surrender any right or power herein conferred upon the Trust;

                  (e) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect in any material respect the interests of the Holders of the Notes or the Certificateholders; PROVIDED, that the amendment shall be deemed not to adversely affect in any material respect the interests of the Holders of the Notes and the Note Insurer if the Person requesting the amendment obtains written confirmation of the satisfaction of the Rating Agency Condition; or

                  (f) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA.

         Section 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. With the consent of the Note Insurer and with the consent of Holders of Notes representing not less than a majority of the Note Principal Balance of all Outstanding Notes of the Classes affected thereby by Act of said Holders delivered to the Trust and the Indenture Trustee, the Trust and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this

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Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (a) change any Payment Date or the Final Stated Maturity Date of the Notes or, with respect to the Notes, reduce the Note Principal Balance thereof or the Note Rate thereon, change the earliest date on which any Note may be redeemed at the option of the Sponsor, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Note on or after the Final Stated Maturity Date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Final Stated Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date);

                  (b) reduce the percentage of the Note Principal Balance of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

                  (c) modify any of the provisions of this Section 9.02 or Sections 5.13 or 5.17(b) hereof, except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (d) modify or alter the provisions of the proviso to the definition of the term "Outstanding;"

                  (e) permit the creation of any lien other than the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture;

                  (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the Interest Payment Amount or Base Principal Payment Amount for any Payment Date and any Class (including the calculation of any of the individual components of such amounts) or to affect rights of the Holders of the Notes to the benefits of any provisions for the redemption of Notes contained herein; or

                  (g) incur any indebtedness, other than the Notes, that would cause the Trust or the Trust Estate to be treated as a "taxable mortgage pool" within the meaning of Code Section 7701(i).

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

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         It shall not be necessary for any Act of Noteholders under this
Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Trust and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01 hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise. The Master Servicer, on behalf of the Trust, shall cause executed copies of any supplemental indentures to be delivered to the Backup Servicer, the Note Insurer and the Rating Agencies.

         Section 9.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes to which such supplemental indenture relates that have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

         Section 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

         Section 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Owner Trustee, acting at the direction of the Certificateholders, shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Owner Trustee, acting at the direction of the Certificateholders, to any such supplemental indenture may be prepared by the Master Servicer and executed by the Owner Trustee, acting at the direction of the Certificateholders, on behalf of the Trust, and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

         Section 9.07. AMENDMENTS TO GOVERNING DOCUMENTS. The Indenture Trustee shall, upon a Trust Request, consent to any proposed amendment to the Trust's governing documents, or an amendment to or waiver of any provision of any other document relating to the Trust's

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governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon receipt by the Indenture Trustee of:

                  (a) an Officer's Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied; and

                  (b) written confirmation of the satisfaction of the Rating Agency Condition with respect to such proposed amendment.

         Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

         Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

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                                    ARTICLE X

                               REDEMPTION OF NOTES

         Section 10.01. REDEMPTION. (a) The Sponsor may, at its sole cost and expense, (i) terminate this Indenture and all the Notes may be redeemed in whole, but not in part, on any Redemption Date on and after the related Clean-Up Call Date at the Termination Price, and (ii) redeem the Class A-1 Notes or the Class A-2 Notes, on any Redemption Date on and after the related Clean-up Call Date at the applicable Termination Price.

                  (b) Any such purchase or redemption shall be accomplished by deposit by the Sponsor, into the related Payment Account of the Termination Price on the Servicer Payment Date preceding the Redemption Date. The amounts on deposit therein shall be distributed by the Indenture Trustee on such Redemption Date in accordance with the priority set forth in Section 8.02 hereof. No termination or redemption is permitted without the prior written consent of the
Note Insurer if it would result in a draw on the Note Insurance Policy.

                  (c) [Reserved].

                  (d) Upon the redemption of all of the Notes, the Mortgage Loans in the Trust Estate shall be released and delivered to the Sponsor. In the case of a redemption of the Class A-1 Notes only, the Mortgage Loans in Group 1 will not be released from the lien of the Indenture until such time as the Class A-2 Notes are redeemed and any amounts due to the Note Insurer have been paid. In such case, the Group 1 Mortgage Loans will continue to be pledged to the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, to secure the obligations of the Trust with respect to the Class A-2 Notes. In the case of a redemption of the Class A-2 Notes only, the Mortgage Loans in Group 2 will not be released from the lien of the Indenture until such time as the Class A-1 Notes are redeemed and any amounts due to the Note Insurer have been paid. In such case, the Group 2 Mortgage Loans will continue to be pledged to the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, to secure the obligations of the Trust with respect to the Class A-1 Notes. In the case of a redemption of the Class A-1 Notes only or the Class A-2 Notes only, all tests performed to determine (i) if the Mortgage Portfolio Performance Test is met, (ii) if the Step Down Requirement is satisfied or (iii) if a Servicer Event of Default under clauses (viii),
(ix) or (x) of Section 7.01 of the Sale and Servicing Agreement then exists, shall be performed in respect of the related Redemption Date and each Payment Date thereafter without regard to the Mortgage Loans in the Loan Group related to the Class of Notes that is being (or has been) redeemed (including without regard to any prior performance of such Mortgage Loans).

                  (e) Upon receipt of the notice from the Sponsor of its election to redeem the Notes pursuant to Section 10.01(a) hereof (which shall state that the Sponsor has determined that the conditions to redemption at the option of the Sponsor have been satisfied and setting forth information as may be required to accomplish such redemption), the Indenture Trustee shall prepare and deliver to the Trust, the Master Servicer, the Backup Servicer and the Note Insurer, no later than the related Redemption Date, an Indenture Trustee's Remittance Report.

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         Section 10.02. FORM OF REDEMPTION NOTICE. Notice of redemption shall be given by the Indenture Trustee in the name of and at the expense of the Trust by first class mail, postage prepaid, mailed not less than ten days prior to the Redemption Date to each Holder of Notes to be redeemed, such Holders being determined as of the Record Date for such Payment Date, and to the Note Insurer.

         All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the price at which the Notes of such Class will be redeemed; and

                  (c) the fact of payment in full on such Notes, the place where such Notes are to be surrendered for final payment (which shall be the office or agency of the Trust to be maintained as provided in Section 3.02 hereof), and that no interest shall accrue on such Note for any period after the date fixed for redemption.

         Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

         Section 10.03. NOTES PAYABLE ON OPTIONAL REDEMPTION. Notice of redemption having been given as provided in Section 10.02 hereof, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable and (unless the Trust shall default in such payment) no interest shall accrue on such Notes for any period after such Redemption Date; provided, however, that if such payment is not made on the Redemption Date, the Note Principal Balance shall, until paid, bear interest from the Redemption Date at the applicable Note Rate.

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                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.01. COMPLIANCE CERTIFICATES AND OPINIONS. (a) Upon any application or request by any Person to the Indenture Trustee to take any action under any provision of this Indenture, such Person shall furnish to the Indenture Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel, if requested by the Indenture Trustee, stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  (b) Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

                (i) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

                (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

                (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 11.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of the Trust may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall

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include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Trust shall deliver any document as a condition of the granting of such application, or as evidence of the Trust's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(ii) hereof.

         Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Trust, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Trust's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d) hereof.

         Section 11.03. ACTS OF NOTEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Trust. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Trust, if made in the manner provided in this Section 11.03.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

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                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Notes.

         Section 11.04. NOTICES, ETC., TO INDENTURE TRUSTEE, THE NOTE INSURER AND TRUST. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Indenture Trustee by any Noteholder or by the Trust shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office solely for Note transfer purposes, and for all other purposes, to Norwest Bank Minnesota, N.A., 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: Corporate Trust Services (Accredited Series 2000-1); or

                  (b) the Trust by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder (except as provided in Section 5.01(c) and (d)) hereof if in writing and mailed, first-class postage prepaid, to the Trust addressed to it at Accredited Mortgage Loan Trust 2000-1, in care of Wilmington Trust Company, Rodney Square North, 110 North Market Street, Ninth Floor, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Trust.

                  (c) the Note Insurer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Financial Security Assurance Inc. addressed to it at 350 Park Avenue, New York, New York, 10022, Attention:
Surveillance Department (in each case in which notice or other communication to the Note Insurer refers to an Event of Default, a claim on the Note Insurance Policy or with respect to which failure on the part of the Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head--Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED"), or at any other address previously furnished in writing to the Indenture Trustee by the Note Insurer; or

                  (d) the Sponsor by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to Accredited Home Lenders, Inc., 15030 Avenue of Science, Suite 100, San Diego, California, 92128 Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Sponsor; or

                  (e) the Master Servicer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to Accredited Home Lenders, Inc., 15030 Avenue of Science, Suite 100, San Diego, California

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92128, Attention: Corporate Trust Administration or at any other address previously furnished in writing to the Indenture Trustee by the Master Servicer; or

                  (f) the Underwriter by any party or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Lehman Brothers Inc., Three World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: Martin P. Harding, or at any other address previously furnished in writing to the Indenture Trustee by the Underwriter; or

                  (g) the Backup Servicer by the Master Servicers or the Indenture Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Advanta Mortgage Corp. USA, 10790 Rancho Bernardo Road, San Diego California, 92127 Attention: Senior Vice President Loan Servicing; or at any other address previously furnished in writing to the Indenture Trustee by the Backup Servicer.

         Notices required to be given to the Rating Agencies by the Trust or the Indenture Trustee shall be in writing, personally delivered or mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10004 and (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Services, 55 Water Street, New York, New York, 10004, Attention: Asset-Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designed by written notice to the other parties; or

         Section 11.05. NOTICES AND REPORTS TO NOTEHOLDERS; WAIVER OF NOTICES. Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

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         Section 11.06. RULES BY INDENTURE TRUSTEE. The Indenture Trustee may
make reasonable rules for any meeting of Noteholders.

         Section 11.07. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         Section 11.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Trust shall bind its successors and assigns, whether so expressed or not.

         Section 11.10. SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the
Note Insurer, the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14 hereof and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.12. LEGAL HOLIDAYS. In any case where the date of any Payment Date, Redemption Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of or interest on any Note and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         Section 11.13. GOVERNING LAW. IN VIEW OF THE FACT THAT NOTEHOLDERS ARE EXPECTED TO RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.14. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.15. RECORDING OF INDENTURE. This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Master Servicer, on behalf of the Trust, and at its expense in compliance with any Opinion of Counsel delivered pursuant to Sections 2.11(c) or 3.06 hereof.

         Section 11.16. TRUST OBLIGATION. (a) No recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

                  (b) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer,
(c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

         Section 11.17. NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Noteholder and Beneficial Owner, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Sponsor or the Trust, or join in any institution against the Sponsor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic

Documents. In addition, the Indenture Trustee will on behalf of the Holders of the Notes, (a) file a written objection to any motion or other proceeding seeking the substantive consolidation of the Sponsor or the Trust, (b) file an appropriate memorandum of points and authorities or other brief in support of such objection, or (c) endeavor to establish at the hearing on such objection that the substantive consolidation of such entity would be materially prejudicial to the Noteholders.

         This Section 11.17 will survive for one year and one day following the termination of this Indenture.

         Section 11.18. INSPECTION. The Trust agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee and the Note Insurer, during the Trust's normal business hours, to examine all of books of account, records, reports and other papers of the Trust, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Indenture Trustee or the Note Insurer, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Trust hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee of any right under this
Section 11.18 shall be borne by the Trust.

         Section 11.19. USURY. The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), that could lawfully be contracted for, charged or received (the "HIGHEST LAWFUL RATE"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee, acting on behalf of the Holder of such Note, and the Trust, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trust or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Holders of Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

         Section 11.20. NOTE INSURER DEFAULT. Any right conferred to the Note Insurer shall be suspended during any period in which a Note Insurer Default exists. At such time as the Notes are no longer Outstanding under this Indenture, and no amounts owed to the Note Insurer under the Basic Documents remain unpaid, the Note Insurer's rights under this Indenture shall terminate.

         Section 11.21. THIRD-PARTY BENEFICIARY. The Note Insurer is intended as a third-party beneficiary of this Indenture which shall be binding upon and inure to the benefit of the Note Insurer; PROVIDED, that, notwithstanding the foregoing, for so long as a Note Insurer Default is continuing with respect to its obligations under the Note Insurance Policy, the Noteholders shall succeed to the Note Insurer's rights hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Indenture that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the
Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Indenture.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Trust and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                ACCREDITED MORTGAGE LOAN TRUST 2000-1
                                By:   WILMINGTON TRUST COMPANY,
                                      not in its individual capacity, but solely
                                      as Owner Trustee under the Trust Agreement

                                By: /s/ ANITA DELAGO
                                  ------------------------------------------
                                    Name: Anita Delago
                                    Title:

                                NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION,
                                      as Indenture Trustee

                                By: /s/ AMY DOYLE
                                   -----------------------------------------
                                    Name: Amy Doyle
                                    Title: Assistant Vice President




                           [Signature page to Indenture]

                                                                    SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                 See Schedule I to Sale and Servicing Agreement.

                                                                    EXHIBIT A
                                  FORM OF NOTE

                      ACCREDITED MORTGAGE LOAN TRUST 2000-1

                               CLASS A-[1][2] NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE NOTE IS A NON-RECOURSE OBLIGATION OF THE TRUST, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE NOTE INSURANCE POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE TRUST IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                 -------------------------------------------
         Note No.:                                 CUSIP No.:
             A-[1][2]

         Class A-[1][2] Original Note Principal Balance:   Percentage Interest:
                                                  $__________          100%

         Date of Indenture:                                First Payment Date:
             As of February 1, 2000                            March 27, 2000

                                 ------------------------------------------

                      ACCREDITED MORTGAGE LOAN TRUST 2000-1
                ASSET-BACKED NOTES, SERIES 2000-1, CLASS A-[1][2]

         Accredited Mortgage Loan Trust 2000-1, a statutory business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Trust"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $__________ (_________________________ Thousand Dollars) payable on each Payment Date in an amount equal to the result obtained by multiplying (x) the Percentage Interest of this Note set forth on the cover page hereof, by (y) the aggregate amount, if any, payable from the related Payment Account in respect of principal on the Class A-[1][2] Notes, pursuant to the Indenture, dated as of February 1, 2000, between the Trust and Norwest Bank Minnesota, National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee"); PROVIDED, HOWEVER, that the entire unpaid Note Principal Balance of this Note shall be due and payable on the earlier of (i) the Payment Date occurring in February 2030 (this Note's "Final Stated Maturity Date"), (ii) the Redemption Date, if any, applicable to this Notes pursuant to Article X of the Indenture or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Notes have been declared to be immediately due and payable in the manner provided in Section
5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Appendix I to the Indenture.

         Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such day is not a Business Day, on the Business Day immediately following such 25th day (each a "Payment Date"), commencing on the first Payment Date specified on the cover page hereof, to the Person in whose name this Note is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Note and (b) the sum of the amounts to be paid on the Class A-[1][2] Notes with respect to such Payment Date, all as more specifically set forth in the Indenture.

         Notwithstanding the foregoing, in the case of Definitive Notes, upon written request at least five (5) days prior to the related Record Date with appropriate instructions by the Holder of this Note (holding an aggregate initial Note Principal Balance of at least $1,000,000), any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States of America designated by such Holder reasonably satisfactory to the Indenture Trustee.

         On each Payment Date, Noteholders will be entitled to receive interest payments in an aggregate amount equal to the Interest Payment Amount for such Class for such Payment Date, together with principal payments in an aggregate amount equal to the Base Principal Payment Amount for such Class for such Payment Date, plus, until the Over-collateralization Amount for the related Group and such Payment Date is equal to the Specified Over-collateralization Amount for such Group and such Payment Date, the Net Monthly Excess Cashflow, if any, for such Group and such Payment Date. The "Note Principal Balance" of a Note as of any date of determination is equal to the initial Note Principal Balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Trust with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         This Note is one of a duly authorized issue of Notes of the Trust, designated as the "Accredited Mortgage Loan Trust 2000-1, Asset-Backed Notes, Series 2000-1, Class A-[1][2]," issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Trust, the Indenture Trustee and the Holders of the Notes. Also issued under the Indenture are the "Accredited Mortgage Loan Trust 2000-1, Asset-Backed Notes, Series 2000-1, Class A[1][2]." To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

         The Class A-[1][2] Notes are and will be equally and ratably secured by the Mortgage Loans in Loan Group [1][2], the other collateral related thereto pledged as security therefor as provided in the Indenture, and, to the extent provided in the Indenture, by the Mortgage Loans in Loan Group [1] [2].

         As described above, the entire unpaid Note Principal Balance of this Note shall be due and payable on the earlier of the Final Stated Maturity Date and any Redemption Date applicable to such Class, pursuant to Article X of the Indenture. Notwithstanding the foregoing, the entire unpaid Note Principal Balance of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee, at the direction or upon the prior written consent of Financial Security Assurance Inc. (the "Note Insurer") in the absence of a Note Insurer Default, or the Holders of the Notes representing not less than 50% of the Note Principal Balance of the Outstanding Notes (with the prior written consent of the Note Insurer in the absence of a Note Insurer Default) of all of the Classes, shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

         The Note Insurer, in consideration of the payment of the premium and subject to the terms of the Note Guaranty Insurance Policy (the "Note Insurance Policy") thereby has unconditionally and irrevocably guaranteed the payment of the Insured Payments.

         Pursuant to the Indenture, unless a Note Insurer Default exists (i) the
Note Insurer shall be deemed to be the holder of the Notes for certain purposes specified in the Indenture and will be entitled to exercise all rights of the Noteholders thereunder, including the rights of Noteholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Noteholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Note Insurer. In addition, on each Payment Date, after the Noteholders have been paid all amounts to which they are entitled, the Note Insurer will be entitled to be reimbursed for any unreimbursed Insured Payments (with interest thereon at the "Late Payment
Rate" specified in the Insurance Agreement), Reimbursement Amounts and any other amounts owed under the Note Insurance Policy.

         The Trust shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate and payments under the Note Insurance Policy will be sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate and the Note Insurance Policy as provided in the Indenture and (ii) such Holder shall have no recourse to the Trust, the Owner Trustee, the Indenture Trustee, the Sponsor, the Master Servicer, the Backup Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Trust pledged to secure the Notes pursuant to the Indenture.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Notwithstanding the foregoing, in the case of Definitive Notes, upon written request at least five days prior to the related Record Date with appropriate instructions by the Holder of this Note (holding an aggregate initial Note Principal Balance of at least $1,000,000), any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States of America designated by such Holder reasonably satisfactory to the Indenture Trustee. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Trust, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

         As provided in the Indenture, all of the Classes of Notes may be redeemed in whole, but not in part, at the option of the Sponsor on any Payment Date on and after the date on which the sum of the Class A-1 Note Principal Balance and the Class A-2 Note Principal Balance is less than or equal to 10% of the sum of the Class A-1 Note Principal Balance and the Class A-2 Note Principal Balance.

         As provided in the indenture, any Class of Notes may be redeemed in whole, but not in part at the option of the Sponsor on any Payment Date on and after the date on which the aggregate unpaid Note Principal Balances on the related class of Notes is less than or equal to 10% of the aggregate Original Note Principal balance of the related class of Notes.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Trust pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         In the case of a transfer of a Class A-[1][2] Note, the Note Registrar shall not register the transfer of this Note unless the Note Registrar has received a representation letter from the transferee to the effect that either (i) the transferee is not, and is not acquiring the Note on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement that is subject to Title I of the Employee Retirement Income Security Act or 1974, as amended, or Section 4975 of the Code or (ii) the acquisition and holding of this Note by the transferee qualifies for exemptive relief under a Department of Labor Prohibited Transaction Class Exemption. Each Beneficial Owner, by acceptance of a beneficial interest herein, shall be deemed to make one of the foregoing representations.

         Each Noteholder or Beneficial Owner, by acceptance of a Note or, in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Beneficial Owner, by acceptance of a Note or, in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against Accredited Home Lenders, Inc., in its capacity as Sponsor under the Sale and Servicing Agreement (the "Sponsor"), or the Trust, or join in any institution against the Sponsor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Trust Agreement and the Sale and Servicing Agreement and the Insurance Agreement (the "Basic Documents").

         The Trust has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Trust secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Beneficial Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Trust.

         Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Trust, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders of the Notes under the Indenture at any time by the Trust with the consent of the Note Insurer and the Holders of Notes representing a majority of the Note Principal Balance of the Outstanding Notes affected thereby. The Indenture also contains provisions permitting the (i) Note Insurer or (ii) if a Note Insurer Default exists, the Holders of Notes representing specified percentages of the Note Principal Balance of Outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Note Insurer or by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the amendment thereof, in certain limited circumstances, or the waiver of certain terms and conditions set forth in the Indenture, without the consent of Holders of the Notes issued thereunder.

         The term "Trust" as used in this Note includes any successor to the Trust under the Indenture.

         Initially, each Class of Notes will be represented by one Note registered in the name of Cede & Co. as nominees of the Clearing Agency. The Notes will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for a like aggregate initial Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering the same.

         THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Unless the certificate of authentication hereon has been executed by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to herein, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Trust has caused this Instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

         Dated:

                               ACCREDITED MORTGAGE LOAN TRUST
                                    2000-1
                               By:   WILMINGTON TRUST COMPANY,
                                     not in its individual capacity but solely
                                     as Owner Trustee under the Trust Agreement

                               By:   ______________________________________
                                     Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-[1][2] Notes designated above and referred to in the within-mentioned Indenture.

         Dated:

                               NORWEST BANK MINNESOTA,
                                    NATIONAL BANK,
                                    as Authenticating Agent

                                    By:__________________________________
                                        Authorized Signatory

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee:

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

         -----------------------------------------------------------------------
                                   -----------
                         (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

         __________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:                                               */
               ----------------------------------------------

         Signature Guaranteed:
                                                              */
         ----------------------------------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                     EXHIBIT B

                       FORM OF SUBSEQUENT PLEDGE AGREEMENT

         This SUBSEQUENT PLEDGE AGREEMENT, dated as of _____________, 2000 (the "Subsequent Transfer Date"), is entered into by and between ACCREDITED MORTGAGE LOAN TRUST 2000-1, as issuer (the "Trust"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as indenture trustee (the "Indenture Trustee").

                                 WITNESSETH:

         Reference is hereby made to that certain Indenture, dated as of February 1, 2000 (the "Indenture"), by and between the Trust and the Indenture Trustee. Pursuant to the Indenture, the Trust agreed to pledge, and the Indenture Trustee agreed to accept, from time to time, a security interest in Subsequent Mortgage Loans (as defined below). The Indenture provides that each such pledge of Subsequent Mortgage Loans be evidenced by the execution and delivery of a Subsequent Pledge Agreement such as this Subsequent Pledge Agreement.

         The assets pledged to the Indenture Trustee pursuant to this Subsequent Pledge Agreement consist of (a) the Subsequent Mortgage Loans in Loan Group 1 and Loan Group 2 listed in the Mortgage Loan Schedule attached hereto (including property that secures a Subsequent Mortgage Loan that becomes an REO Property), including the related Indenture Trustee's Mortgage Files delivered or to be delivered to the Indenture Trustee, including the Cut-Off Date Principal Balance for each Subsequent Mortgage Loan, all payments of interest accruing on each Subsequent Mortgage Loan after the Subsequent Cut-Off Date therefor whenever received and all other proceeds received in respect of such Subsequent Mortgage Loans, (b) the Insurance Policies relating to the Subsequent Mortgage Loans, and
(c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards.

         The "Subsequent Mortgage Loans" are those listed on the Schedule of Mortgage Loans attached hereto. The Cut-Off Date Principal Balance of such subsequent Mortgage Loans as of the Subsequent Cut-Off Date is $__________ in Loan Group 1 and $_________ in Loan Group 2.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. For the purposes of this Subsequent Pledge Agreement, capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in Appendix I to the Indenture.

         Section 2. Pledge. In consideration of the receipt of $__________ (such amount being approximately 100% of the Cut-Off Date Principal Balance of the Subsequent Mortgage Loans) from the Indenture Trustee, the Trust hereby pledges to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, without recourse, all of the Trust's right, title and interest in, to, and under the Subsequent Mortgage Loans and related assets described above, whether now existing or hereafter arising.

         In connection with such pledge, the Sponsor shall satisfy the document delivery requirements set forth in Section 2.05 of the Sale and Servicing Agreement with respect to each Subsequent Mortgage Loan.

         Section 3. REPRESENTATIONS AND WARRANTIES CONCERNING THE SUBSEQUENT MORTGAGE LOANS. With respect to each Subsequent Mortgage Loan, the Trust hereby assigns each of the representations and warranties made by the Sponsor in
Section 3 of the Subsequent Transfer Agreement, for the benefit of the Indenture Trustee, the Note Insurer and the Noteholders, on which the Indenture Trustee relies in accepting the pledge of the Subsequent Mortgage Loans and the Note Insurer relies in connection with the Note Insurance Policy. Such representations and warranties speak as of the Subsequent Transfer Date unless otherwise indicated, and shall survive each pledge, assignment, transfer and conveyance of the respective Subsequent Mortgage Loans to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

         Section 4. REPURCHASE OF SUBSEQUENT MORTGAGE LOANS. Upon discovery by any of the Sponsor, the Indenture Trustee, the Master Servicer (on behalf of the Trust), the Note Insurer or any Noteholder of a breach of any of the representations and warranties made by the Sponsor pursuant to Section 4.01 of the Sale and Servicing Agreement or any Subsequent Transfer Agreement, the party discovering such breach shall give prompt written notice to such other Person; provided, that the Indenture Trustee shall have no duty to inquire or to investigate the breach of any such representations and warranties. The Sponsor will be obligated to repurchase a Subsequent Mortgage Loan which breaches a representation or warranty in accordance with the provisions of
Section 4.01 of the Sale and Servicing Agreement or to indemnify as described in Section 4.02 of the Sale and Servicing Agreement. Such repurchase and indemnification obligation of the Sponsor shall constitute the sole remedy against the Sponsor, and the Trust for such breach available to the Master Servicer, the Backup Servicer, the Trust, the Owner Trustee, the Indenture Trustee, the Sponsor, the Note Insurer and the Noteholders.

         Section 5. AMENDMENT. This Subsequent Pledge Agreement may be amended from time to time by the Trust and the Indenture Trustee only with the prior written consent of the Note Insurer (or, in the event of a Note Insurer Default, the Majority Holders).

         Section 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS SUBSEQUENT PLEDGE AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 5 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSEQUENT PLEDGE AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

         Section 7. COUNTERPARTS. This Subsequent Pledge Agreement may be executed in counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 8. BINDING EFFECT; THIRD-PARTY BENEFICIARIES. This Subsequent Pledge Agreement will inure to the benefit of and be binding upon the parties hereto, the Note Insurer, the Noteholders, and their respective successors and permitted assigns.

         Section 9. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 10. EXHIBITS. The exhibits attached hereto and referred to herein shall constitute a part of this Subsequent Pledge Agreement and are incorporated into this Subsequent Pledge Agreement for all purposes.

         Section 11. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and
(d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Trust and the Indenture Trustee have caused this Subsequent Pledge Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        ACCREDITED MORTGAGE LOAN TRUST
                                              2000-1
                                        By:   WILMINGTON TRUST COMPANY,
                                              not in its individual capacity but
                                              solely as Owner Trustee

                                        By:   __________________________________
                                              Name:
                                              Title:

                                        NORWEST BANK MINNESOTA,
                                              NATIONAL ASSOCIATION,
                                              as Indenture Trustee

                                        By:   __________________________________
                                              Name:
                                              Title:


                 [Signature Page to Subsequent Pledge Agreement]
                                     B-4

                                                                      EXHIBIT C

                         FORM OF NOTE INSURER CONSENT TO
                            SUBSEQUENT MORTGAGE LOANS

                                __________, 2000

Norwest Bank Minnesota,
     National Association,
     as Indenture Trustee
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

         Attention:  [______________________]

           Re:    Accredited Mortgage Loan Trust 2000-1
                  ASSET-BACKED NOTES, SERIES 2000-1

Ladies and Gentlemen:

         Reference is made to the Indenture, dated as of February 1, 2000 (the "Indenture"), by and between Accredited Mortgage Loan Trust 2000-1, as issuer (the "Trust"), and you, as indenture trustee (the "Indenture Trustee"). Pursuant to Section 2.14(b)(viii) of the Indenture, the undersigned hereby approves and consents to the acquisition of the Subsequent Mortgage Loans listed on Schedule I attached hereto aggregating $____________ in aggregate Cut-Off Date Principal Balance by the Trust and the subsequent pledge of such Subsequent Mortgage Loans by the Trust to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

                                 FINANCIAL SECURITY ASSURANCE INC.

                                           By:      __________________________
                                                    Name:
                                                    Title:

                                                                   APPENDIX I

                                 DEFINED TERMS

                          [See Appendix I to Indenture]

                                                               EXECUTION COPY

                                                                   APPENDIX I

                                  DEFINED TERMS

                  "ACCEPTED SERVICING PRACTICES": The Master Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service, for their own account, mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

                  "ACCOUNT": Any of the Collection Account, the Payment Accounts, the Reserve Account, the Note Insurance Payment Account, the Pre-Funding Accounts or the Capitalized Interest Accounts.

                  "ACCOUNTANT": A Person engaged in the practice of accounting who (except when the Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Trust or an Affiliate of the Trust.

                  "ACCRUAL PERIOD": With respect to the Class A-1 Notes and any Payment Date, the prior calendar month; with respect to the Class A-2 Notes and any Payment Date, the period from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to and including the day immediately preceding such Payment Date.

                  "ACT": With respect to any Noteholder, as defined in Section
11.03 of the Indenture.

                  "ADDITION NOTICE": A written notice from the Sponsor to the Trust, the Indenture Trustee, the Backup Servicer, the Master Servicer, the Rating Agencies and the Note Insurer that the Sponsor desires to make a Subsequent Transfer.

                  "ADJUSTED NOTE RATE": With respect to any Payment Date for the Class A-1 Notes, the percentage equal to (i) the Class A-1 Note Rate plus (ii) the Premium Percentage for such Class; and with respect to any Payment Date for the Class A-2 Notes, the percentage equal to (i) the Class A-2 Note Rate plus
(ii) the Premium Percentage for such Class.

                  "AFFILIATE": With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "AGENT":  Any Note Registrar or Authenticating Agent.

                  "AGGREGATE PRINCIPAL BALANCE": With respect to any Mortgage Loans and any date of determination, the aggregate of the Principal Balances of such Mortgage Loans as of such date of determination.

                  "APPRAISED VALUE": As to any Mortgaged Property, the appraised value of the Mortgaged Property based upon the appraisal made in connection with the origination of the Mortgage Loan and, in the case of a Mortgaged Property that was purchased with the proceeds of the Mortgage Loan or within twelve months preceding the origination of the Mortgage Loan, the sales price of the Mortgaged Property, if such sales price is less than such appraised value.

                  "ASSIGNMENT OF MORTGAGE": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the conveyance of the Mortgage to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

                  "AUTHENTICATING AGENT": The Person, if any, appointed as Authenticating Agent by the Owner Trustee on behalf of the Trust, acting at the direction of the Certificateholders, pursuant to Section 6.14 of the Indenture, until any successor Authenticating Agent for the Notes is named, and thereafter "Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be the Indenture Trustee. Any Authenticating Agent other than the Indenture Trustee shall sign an instrument under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

                  "AUTHORIZED DENOMINATIONS": Each Class of Notes is issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $25,000 or integral multiples of $1,000 in excess thereof; PROVIDED, HOWEVER, that one Note of each Class is issuable in a denomination equal to any such multiple plus an additional amount such that the aggregate denomination of all Notes of such Class shall be equal to the Original Note Principal Balance of such Class.

                  "AUTHORIZED OFFICER": With respect to (i) the Indenture Trustee, any Responsible Officer, (ii) the Owner Trustee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer, any financial services officer or any other officer of the Owner Trustee customarily performing functions similar to those performed by the above officers and (iii) any other Person, the chairman, chief operating officer, president or any vice president of such Person.

                  "AVAILABLE FUNDS": With respect to any Payment Date and Group, the amount to be on deposit in the related Payment Account on such Payment Date less the Indenture Trustee Fee and any payments in respect of the indemnification due to the Indenture Trustee pursuant to Section 6.16 of the Indenture, the Owner Trustee Fee, the Note Insurer Fee and the Primary Mortgage Insurance Provider Fee, in each case with respect to the related Group (excluding the amount of any Insured Payment and prior to the application of such amounts as described in Section 8.02 of the Indenture for such Payment
Date) as a result of (a) the Master Servicer's remittance of the Servicer Remittance Amount for the related Group on the related Servicer Payment Date,
(b) any transfers to such Payment Account made from the related Capitalized Interest Account and/or the related Pre-Funding Account pursuant to Section 8.01 of the Indenture, and (c) any transfers to such Payment Account in respect of the Shortfall Amount for such Class and such Payment Date pursuant to Section
8.01 of the Indenture, until such Shortfall Amount is paid in full, made FIRST, to the extent of the Net Monthly Excess Cashflow for the other Group of Mortgage Loans, from the Payment Account relating to such other Group, and SECOND, from the Reserve Account. For purposes of calculating the Available Funds, any Loan Repurchase Price or Substitution Adjustment that is paid shall be deemed deposited in the Payment Account in the Due Period preceding such Servicer Payment Date.

                  "AVAILABLE FUNDS SHORTFALL": With respect to any Payment Date and any Class, an amount equal to the excess of the Insured Payment Amount for such Payment Date and for such Class over the Available Funds for such Payment Date and such Class available for distribution in respect of such Insured Payment Amount.

                  "BACKUP SERVICER": Advanta Mortgage Corp. USA, a Delaware corporation, or any successor appointed as provided in the Sale and Servicing Agreement.

                  "BACKUP SERVICING FEE": As defined in Section 5.08 of the Sale and Servicing Agreement.

                  "BACKUP SERVICING FEE RATE":  0.03% per annum.

                  "BALLOON MORTGAGE LOAN": A Mortgage Loan that provides for the payment of the unamortized principal balance of such Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is greater than the preceding Monthly Payment.

                  "BALLOON PAYMENT": A payment of the unamortized principal balance of a Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is greater than the preceding Monthly Payment.

                  "BANKRUPTCY CODE": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "BASE PRINCIPAL PAYMENT AMOUNT": For any Payment Date and any Class of Notes will be the lesser of:

                  (a) the excess of (i) the sum, as of such Payment Date, of (A) the Available Funds for such Group and (B) any optional payment made by the note insurer with respect to the related Class of Notes over (ii) the Interest Payment Amount for such Group, and

                  (b) the sum, without duplication, of:

                                    (i) the principal portion of all Monthly
                           Payments due and collected (or advanced pursuant to Section 5.18 of the Sale and Servicing Agreement) during the related Due Period, plus the principal portion of all Principal Prepayments in full received during the related Prepayment Period, plus the principal portion of all Curtailments and Insurance Proceeds received during the related Collection Period, in each case, for the related Group of Mortgage Loans and less any related reimbursements of Periodic Advances or Servicing Advances to the Master Servicer;

                                    (ii) the principal balance of each Mortgage
                           Loan that was repurchased by the Sponsor on the related Servicer Payment Date from such Group, to the extent such principal balance is actually received by the Indenture Trustee and less any related reimbursements of Periodic Advances or Servicing Advances to the Master Servicer;

                                    (iii) any Substitution Adjustments delivered
                           by the Sponsor on the related Servicer Payment Date in connection with a substitution of a Mortgage Loan in such Group, to the extent such Substitution Adjustments are actually received by the Indenture Trustee;

                                    (iv) the Net Liquidation Proceeds actually
                           collected by the Master Servicer with respect to Mortgage Loans in such Group during the related Collection Period (to the extent such Net Liquidation Proceeds relate to principal);

                                    (v) with respect to the April 2000 Payment
                           Date, moneys released from the related Pre-Funding Account, if any;

                                    (vi) the proceeds received by the Indenture
                           Trustee upon the exercise by Sponsor of the optional redemption of the Notes pursuant to Section 10.01 of the Indenture (to the extent such proceeds relate to principal);

                                    (vii) the proceeds received by the Indenture
                           Trustee upon the exercise by the Sponsor of its option to terminate the Trust pursuant to Section
                           10.01 of the Indenture (to the extent such proceeds relate to principal) allocable to such Group;

                                    (viii) if the Note Insurer shall so elect in
                           its sole discretion, an amount of principal
                           (including Liquidated Loan Losses) prior to the occurrence of Remaining Over-collateralization Deficit in accordance with the terms of the Note Insurance Policy;

                                    MINUS

                                    (ix) the amount of any
                           Over-collateralization Reduction Amount for such Group for such Payment Date.

                  In no event will the Base Principal Payment Amount for a Group with respect to any Payment Date be (x) less than zero or (y) greater than the then aggregate outstanding Note Principal Balance of the related Class of Notes.

                  "BASIC DOCUMENTS": The Indenture, the Trust Agreement, the Sale and Servicing Agreement, the Insurance Agreement, the Indemnification Agreement and the Premium Letter.

                  "BENEFICIAL OWNER": With respect to a Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Clearing Agency for the Notes or on the books of a Person maintaining an account with such Clearing Agency (as either a Direct Participant or an Indirect Participant, in accordance with the rules of such Clearing Agency).

                  "BEST EFFORTS": Efforts determined to be in good faith and reasonably diligent by the Person performing such efforts, specifically the Trust or the Master Servicer or any other agent of the Trust, as the case may be, in its reasonable discretion. Such efforts do not require the Trust or the Master Servicer or any other agent of the Trust, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Trust or the Master Servicer or any other agent of the Trust, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Indenture and the Sale and Servicing Agreement.

                  "BOOK-ENTRY NOTES": Any Notes registered in the name of the Clearing Agency or its nominee, ownership of which is reflected on the books of the Clearing Agency or on the books of a person maintaining an account with such Clearing Agency (as either a Direct Participant or an Indirect Participant in accordance with the rules of such Clearing Agency).

                  "BUSINESS DAY": Any day other than (i) a Saturday or Sunday or
(ii) a day that is either a legal holiday or a day on which the Note Insurer or banking institutions in the State of New York, the State of Delaware, the State of California, the State of Utah, the State of Minnesota, the State of Maryland, or the state in which the Indenture Trustee's office from which payments will be made to Noteholders, are authorized or obligated by law, regulation or executive order to be closed.

                  "BUSINESS TRUST STATUTE" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

                  "CAPITALIZED INTEREST ACCOUNT": Each of the Capitalized Interest Accounts established in accordance with Section 8.01(c) of the Indenture and maintained by the Indenture Trustee.

                  "CAPITALIZED INTEREST REQUIREMENT": With respect to each Class of Notes and the Payment Date occurring in March 2000, (A) the product of (i) one-twelfth of the related Adjusted Note Rate as calculated as of such Payment Date and (ii) the related Pre-Funded Amount as of the Closing Date, minus (B) thirty (30) days' interest, at the related Mortgage Interest Rate, on the Subsequent Mortgage Loans for the related Group transferred to the Trust which had a Due Date after the related Subsequent Cut-Off Date and during the related Due Period, minus (C) the amount of any Pre-Funding Earnings for the related Group earned from the Closing Date with respect to the March 2000 Payment Date. In no event will the Capitalized Interest Requirement for any Group be less than zero.

                  "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980.

                  "CERTIFICATES" shall mean the Trust Certificates.

                  "CIVIL RELIEF ACT": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "CIVIL RELIEF ACT INTEREST SHORTFALL": With respect to any Payment Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Civil Relief Act, the amount, if any, by which (a) interest collectible on such Mortgage Loan during the most recently ended calendar month is less than (b) one month's interest on the Principal Balance of such Mortgage Loan, calculated at a rate equal to the related Mortgage Interest Rate.

                  "CLASS": Each class of Notes designated as the Class A-1 Notes and the Class A-2 Notes.

                  "CLASS A-1 BASE PRINCIPAL PAYMENT AMOUNT": The Base Principal Payment Amount for the Class A-1 Notes.

                  "CLASS A-1 CARRY-FORWARD AMOUNT": As of any Payment Date, the sum of (a) the amount, if any, by which (i) the Class A-1 Interest Payment Amount as of the immediately preceding Payment Date exceeded (ii) the amount of interest actually paid to the Holders of the Class A-1 Notes on such immediately preceding Payment Date and (b) thirty (30) days' interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-1 Note Rate.

                  "CLASS A-1 CURRENT INTEREST": With respect to the Class A-1 Notes for any Payment Date, the interest accrued during the related Accrual Period at the Class A-1 Note Rate applicable to such Payment Date on the Class A-1 Note Principal Balance as of such Payment Date (and prior to making any payments on such Payment Date) reduced by the sum of Civil Relief Act Interest Shortfalls and Net Prepayment Interest Shortfalls, in each case, related to the Group 1 Mortgage Loans.

                  "CLASS A-1 FORMULA PAYMENT AMOUNT": With respect to the Class A-1 Notes for any Payment Date, the sum of the Class A-1 Interest Payment Amount and the Class A-1 Base Principal Payment Amount.

                  "CLASS A-1 INTEREST PAYMENT AMOUNT": With respect to the Class A-1 Notes for any Payment Date, an amount equal to (a) the related Class A-1 Current Interest, PLUS (b) the Class A-1 Carry-Forward Amount remaining unpaid as of such Payment Date.

                  "CLASS A-1 NOTE": Any Note designated as a "Class A-1 Note" on the face thereof, in the form of EXHIBIT A to the Indenture. The Class A-1 Notes shall be issued with an initial aggregate Note Principal Balance equal to the Original Note Principal Balance therefor.

                  "CLASS A-1 NOTE PRINCIPAL BALANCE": As of any date of determination, the Original Note Principal Balance of the Class A-1 Notes less any amounts actually paid with respect to principal thereon on all prior Payment Dates.

                  "CLASS A-1 NOTE RATE": With respect to any Payment Date, the per annum rate equal to 7.94%; PROVIDED, that, on any Payment Date after the Clean-Up Call Date related to the Class A-1 Notes, the Class A-1 Note Rate will be 8.69%.

                  "CLASS A-1 PAYMENT AMOUNT": With respect to the Class A-1 Notes for any Payment Date, the amount to be paid to the Holders of the Class A-1 Notes on such Payment Date, applied first to interest and then to principal, which amount shall be equal to the lesser of (i) the Class A-1 Formula Payment Amount for such Payment Date and (ii) the amount (including any applicable portion of any Insured Payment) available for payment on account of the Class A-1 Notes for such Payment Date pursuant to the provisions of Section 8.02 of the Indenture.

                  "CLASS A-2 AVAILABLE FUNDS CAP CARRY-FORWARD AMOUNT": With respect to the Class A-2 Notes and any Payment Date, the sum of (a) the excess of (x) the Class A-2 Current Interest calculated at the Class A-2 Formula Note Rate over (y) the Class A-2 Current Interest calculated at the Class A-2 Available Funds Cap Rate, in each case as of such Payment Date and (b) the amount of any Class A-2 Available Funds Cap Carry-Forward remaining unpaid from any previous Payment Date, with 30 days' interest thereon on the Class A-2 Note Rate.

                  "CLASS A-2 AVAILABLE FUNDS CAP RATE": A per annum rate equal to the Weighted Average Mortgage Interest Rate with respect to the Mortgage Loans in Loan Group 2, less the rate at which the Indenture Trustee Fee is then calculated, less the rate at which the Owner Trustee Fee is the calculated, less the Servicing Fee Rate, less the Backup Servicing Fee Rate, less the Primary Mortgage Insurance Premium Percentage, less the Premium Percentage, each with respect to the Class A-2 Notes only, less 0.75%.

                  "CLASS A-2 BASE PRINCIPAL PAYMENT AMOUNT": The Base Principal Payment Amount for the Class A-2 Notes.

                  "CLASS A-2 CARRY-FORWARD AMOUNT": As of any Payment Date, the sum of (a) the amount, if any, by which (i) the Class A-2 Interest Payment Amount as of the immediately preceding Payment Date exceeded (ii) the amount of interest actually paid to the Holders of the Class A-2 Notes on such immediately preceding Payment Date and (b) thirty (30) days' interest on the amount described in clause (i), calculated at an interest rate equal to the Class A-2 Note Rate.

                  "CLASS A-2 CURRENT INTEREST": With respect to the Class A-2 Notes for any Payment Date, the interest accrued during the related Accrual Period at the Class A-2 Note Rate applicable to such Payment Date on the Class A-2 Note Principal Balance as of such Payment Date (and prior to making any distributions on such Payment Date) reduced by the sum of Civil Relief Act Interest Shortfalls and Net Pre-payment Interest Shortfalls, in each case, related to the Group 2 Mortgage Loans.

                  "CLASS A-2 FORMULA NOTE RATE": A per annum rate equal to the lesser of (i) LIBOR plus 0.32%; PROVIDED, that, on any Payment Date after the Clean-Up Call Date related to the Class A-2 Notes, the Class A-2 Formula Note Rate will be equal to LIBOR plus 0.64% per annum, and (ii) 14%.

                  "CLASS A-2 FORMULA PAYMENT AMOUNT": With respect to the Class A-2 Notes for any Payment Date, the sum of the Class A-2 Interest Payment Amount and the Class A-2 Base Principal Payment Amount.

                  "CLASS A-2 INTEREST PAYMENT AMOUNT": With respect to the Class A-2 Notes for any Payment Date, an amount equal to (a) the related Class A-2 Current Interest, PLUS (b) the Class A-2 Carry-Forward Amount remaining unpaid as of such Payment Date.

                  "CLASS A-2 NOTE": Any Note designated as a "Class A-2 Note" on the face thereof, in the form of Exhibit A to the Indenture. The Class A-2 Notes shall be issued with an initial aggregate Note Principal Balance equal to the Original Note Principal Balance therefor.

                  "CLASS A-2 NOTE PRINCIPAL BALANCE": As of any date of determination, the Original Note Principal Balance of the Class A-2 Notes LESS any amounts actually paid with respect to principal thereon on all prior Payment Dates.

                  "CLASS A-2 NOTE RATE": With respect to any Payment Date, the per annum rate equal to the lesser of (i) the Class A-2 Formula Note Rate and
(ii) the Class A-2 Available Funds Cap Rate for such Payment Date.

                  "CLASS A-2 PAYMENT AMOUNT": With respect to the Class A-2 Notes for any Payment Date, the amount to be paid to the Holders of the Class A-2 Notes on such Payment Date, applied first to interest and then to principal, which amount shall be equal to the lesser of (i) the Class A-2 Formula Payment Amount for such Payment Date and (ii) the amount (including any applicable portion of any Insured Payment) available for payment on account of the Class A-2 Notes for such Payment Date.

                  "CLEAN-UP CALL DATE": With respect to the Class A-1 Notes, the first Payment Date on which either (i) the Class A-1 Note Principal Balance is equal to or less than 10% of the Original Note Principal Balance of the Class A-1 Notes or (ii) the aggregate of the Class A-1 Note Principal Balance and the Class A-2 Note Principal Balance is equal to or less than 10% of the aggregate Original Note Principal Balance of the Class A-1 Notes and the Class A-2 Notes. With respect to the Class A-2 Notes, the first Payment Date on which either (i) the Class A-2 Note Principal Balance is equal to or less than 10% of the Original Note Principal Balance of the Class A-2 Notes or (ii) the aggregate of the Class A-1 Note Principal Balance and the Class A-2 Note Principal Balance is equal to or less than 10% of the aggregate Original Note Principal Balance of the Class A-1 Notes and the Class A-2 Notes.

                  "CLEARING AGENCY": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and the regulations of the Commission thereunder and shall initially be The Depository Trust Company of New York, the nominee for which is Cede & Co.

                  "CLEARING AGENCY PARTICIPANTS": The entities for whom the Clearing Agency will maintain book-entry records of ownership and transfer of Book-Entry Notes, which may include securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

                  "CLOSING DATE":  February 29, 2000.

                  "CODE":  The Internal Revenue Code of 1986, as amended.

                  "COLLECTION ACCOUNT": The Eligible Account established and maintained by the Master Servicer pursuant to Section 5.02(b) of the Sale and Servicing Agreement.

                  "COLLECTION PERIOD": With respect to each Payment Date, the calendar month preceding the related Payment Date.

                  "COMBINED LOAN-TO-VALUE RATIO" or "CLTV": As to any Mortgage Loan at any time, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the Principal Balance thereof at such time and (ii) if such Mortgage Loan is secured by a second priority Mortgage, the unpaid principal balance of the related first mortgage loan at the time the Mortgage Loan was originated, and the denominator of which is the Appraised Value of the related Mortgaged Property.

                  "COMMISSION": The United States Securities and Exchange Commission.

                  "COMPENSATING INTEREST": As defined in Section 6.05 of the Sale and Servicing Agreement.

                  "CORPORATE TRUST OFFICE": With respect to (y) the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, Attention:
Corporate Trust Services -- Accredited Mortgage Loan Trust 2000-1 provided that copies of all notices or other correspondence required to be delivered to the Corporate Trust Office of the Indenture Trustee shall also be copied to the following address: Norwest Bank Minnesota, National Association, 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: Corporate Trust Services, Accredited 2000-1; and (z) the Owner Trustee, the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

                  "CREDIT ENHANCEMENT AMOUNT": With respect to any Payment Date, the sum of (a) the Over-collateralization Amount for both Groups for such Payment Date and (b) the amount on deposit in the Reserve Account immediately prior to such Payment Date.

                  "CUMULATIVE LOAN LOSS": With respect to any period, the sum of all Liquidated Loan Losses which occurred during such period.

                  "CUMULATIVE LOSS PERCENTAGE": As of any date of determination thereof, the aggregate of all Liquidated Loan Losses since the Closing Date as a percentage of the sum of (i) the aggregate Cut-Off Date Principal Balance of the Initial Mortgage Loans and (ii) the aggregate Cut-Off Date Principal Balance of any Subsequent Mortgage Loans transferred to the Trust as of the related Subsequent Cut-Off Date.

                  "CUMULATIVE LOSS TEST": The Cumulative Loss Test for each Payment Date indicated below is satisfied if the Cumulative Loss Percentage for such Payment Date does not exceed the percentage set out for such Payment Date below:


               PAYMENT DATE                      CUMULATIVE LOSS PERCENTAGE
    --------------------------------------     ------------------------------
       31st - 42nd Payment Date                             1.75%
       43rd - 54th Payment Date                             2.50%
       55th - 66th Payment Date                             3.15%
       67th Payment Date and thereafter                     3.50%

                  "CURTAILMENT": With respect to a Mortgage Loan, any payment of principal received in advance of its Monthly Payment and which is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  "CUT-OFF DATE": With respect to the Initial Mortgage Loans, the Initial Cut-Off Date, and with respect to the Subsequent Mortgage Loans, the Subsequent Cut-Off Date.

                  "CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE": With respect to each Loan Group or both Loan Groups, the aggregate of the Cut-Off Date Principal Balance of the Mortgage Loans in such Loan Group or both Loan Groups, as required by the context. The Cut-Off Date Aggregate Principal Balance of the Initial Mortgage Loans for the Trust is $131,471,558.20. The Cut-Off Date Aggregate Principal Balance for the Initial Mortgage Loans in Loan Group 1 and Loan Group 2 is $40,348,535.31 and $91,123,022.89, respectively.

                  "CUT-OFF DATE PRINCIPAL BALANCE": Means as to any Mortgage Loan, the principal balance of such Mortgage Loan as of the related Cut-Off Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after application of all payments due on or before February 1, 2000 (or, with respect to Initial Mortgage Loans which were originated after the Initial Cut-Off Date, as of the date of origination) and after giving effect to any previous Curtailments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage
Loan), irrespective of any delinquency in payment by the related Mortgagor.

                  "DEBT SERVICE REDUCTION": With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan in a proceeding under the Bankruptcy Code, except such a reduction that constitutes a Deficient Valuation or a permanent forgiveness of principal.

                  "DEFAULT": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "DEFICIENT VALUATION": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "DEFINITIVE NOTES":  Notes other than Book-Entry Notes.

                  "DELETED MORTGAGE LOAN": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "DELINQUENCY RATIO": With respect to any Payment Date, the percentage equivalent of a fraction (a) the numerator of which equals the Aggregate Principal Balances of all Mortgage Loans that are sixty (60) or more days Delinquent, in foreclosure or converted to REO Property as of the last day of the related Collection Period and (b) the denominator of which is the Aggregate Principal Balance of the Mortgage Loans as of the last day of such Collection Period.

                  "DELINQUENT": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

                  "DELIVERY": When used with respect to Permitted Investments means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the Uniform Commercial Code and are susceptible of physical delivery (except with respect to Permitted Investments consisting of certificated securities (as defined in Section 8-102(a)(4) of the Uniform Commercial Code)), physical delivery to the Indenture Trustee or its custodian endorsed to the Indenture Trustee or its custodian or endorsed in blank;

                  (b) with respect to a certificated security (as defined in Section 8-102(a)(4) of the Uniform Commercial Code) (i) delivery of such certificated security, not containing any evidence of a right or interest inconsistent with the Indenture Trustee's interest therein, endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank to a securities intermediary (as defined in Section 8-102(a)(14) of the Uniform Commercial Code) and the making by such securities intermediary of appropriate entries in its records identifying such certificated securities as credited to the securities account (as defined in Section 8-501(a) of the Uniform Commercial
Code) of the Indenture Trustee, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(5) of the Uniform Commercial Code) and the making by such clearing corporation of appropriate entries in its records crediting the securities account of a securities intermediary by the amount of such certificated security and the making by such securities intermediary of appropriate entries in its records identifying such certificated securities as credited to the securities account of the Indenture Trustee (all Permitted Investments described in subsections (a) and (b), "Physical Property"); and, in any event, any such Physical Property in registered form shall be registered in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Permitted Investments to the Indenture Trustee or its nominee or custodian, consistent with then applicable law or regulations or the interpretation thereof; and

                  (c) with respect to any security issued by the U.S. Treasury, Fannie Mae or Freddie Mac that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the Uniform Commercial Code: the making by a Federal Reserve Bank of an appropriate entry crediting such Permitted Investment to an account of a securities intermediary that is also a "participant" pursuant to applicable federal regulations; the making by such securities intermediary of appropriate entries in its records crediting such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations and Articles 8 and 9 of the Uniform Commercial Code to the securities account of the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Permitted Investments to the Indenture Trustee or its nominee or custodian, consistent with then applicable law or regulations or the interpretation thereof.

                  "DIRECT PARTICIPANT": Any broker-dealer, bank or other financial institution for which the Clearing Agency holds Notes from time to time as a securities depositary.

                  "DUE DATE": With respect to any Mortgage Loan and any Monthly Payment, the date on which such Monthly Payment is due from the related Mortgagor.

                  "DUE PERIOD": With respect to any Payment Date, the period commencing on the second day of the month preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

                  "ELIGIBLE ACCOUNT": Either (A) an account or accounts maintained with an institution (which may include the Indenture Trustee; PROVIDED, that the Indenture Trustee otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated "AA" or better by S&P and "Aa2" or better by Moody's and in the highest short term rating by S&P and Moody's, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution (including the Indenture Trustee) duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Note Insurer and the Rating Agencies or (B) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (which may include the Indenture Trustee; PROVIDED, that the Indenture Trustee otherwise meets these requirements), having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "EXCESS OVER-COLLATERALIZED AMOUNT": With respect to each Group of Mortgage Loans and any Payment Date, the excess, if any, of (a) the Over-collateralization Amount that would apply to that Group on such Payment Date after giving effect to the payment of the Base Principal Payment Amount for such Group calculated without reduction for any Over-collateralization Reduction Amounts, and (b) the Specified Over-collateralization Amount for such Group.

                  "EXCHANGE ACT": Means the Securities Exchange Act of 1934, as amended.

                  "EVENT OF DEFAULT": As defined in Section 5.01 of the
Indenture.

                  "FANNIE MAE": Fannie Mae, formerly known as, The Federal National Mortgage Association, and any successor thereto.

                  "FDIC": The Federal Deposit Insurance Corporation, and any successor thereto.

                  "FINAL CERTIFICATION": A certification as to the completeness of each Indenture Trustee's Mortgage File prepared by the Indenture Trustee, and provided by the Indenture Trustee within one hundred eighty (180) of the Closing Date pursuant to Section 2.06(b)(iii) of the Sale and Servicing Agreement.

                  "FINAL STATED MATURITY DATE": With respect to both the Class A-1 Notes and the Class A-2 Notes, the Payment Date occurring in February 2030.

                  "FORECLOSURE PROFITS": As to any Payment Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the Collection Period immediately preceding such Payment Date over (ii) the sum of the unpaid Principal Balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid Principal Balance thereof from the Due Date on which interest was last paid by the Mortgagor (or, in the case of a Liquidated Mortgage Loan that had been an REO Mortgage Loan, from the Due Date on which interest was last deemed to have been paid pursuant to Section
5.06 of the Sale and Servicing Agreement) to the next succeeding Due Date following the date such Loan became a Liquidated Mortgage Loan, plus any amounts required by applicable law to be paid to the related Mortgagors.

                  "FREDDIE MAC": Freddie Mac, formerly known as The Federal Home Loan Mortgage Corporation, and any successor thereto.

                  "GAAP": Generally accepted accounting principles, consistently applied.

                  "GRANT": To assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Mortgage Loan and the related Mortgage Files, a Permitted Investment, the Sale and Servicing Agreement, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, Insurance Proceeds, Loan Repurchase Prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "GROUP": With respect to the Notes, either Group 1 or Group 2, as the context requires. With respect to the Mortgage Loans, either Loan Group 1 or Loan Group 2, as the context requires.

                  "GROUP 1": The Class A-1 Notes. The related Loan Group for Group 1 is Loan Group 1.

                  "GROUP 2": The Class A-2 Notes. The related Loan Group for Group 2 is Loan Group 2.

                  "HIGHEST LAWFUL RATE": As defined in Section 11.19 of the Indenture.

                  "INDEMNIFICATION AGREEMENT": The Indemnification Agreement dated as of February 29, 2000 among the Note Insurer, the Sponsor, the Trust and the Underwriter as such agreement may be amended or supplemented in accordance with the provisions thereof.

                  "INDENTURE": The Indenture, dated as of February 1, 2000, between the Trust and the Indenture Trustee, relating to the issuance of the Notes.

                  "INDENTURE TRUSTEE": Norwest Bank Minnesota, National Association, a national banking association, or its successor-in-interest, or any successor Indenture Trustee appointed as provided for in Section 6.09 of the Indenture.

                  "INDENTURE TRUSTEE FEE": As to any Payment Date, the fee payable to the Indenture Trustee in respect of its services as Indenture Trustee pursuant to Section 6.16 of the Indenture that accrues at a monthly rate equal to one-twelfth of .01625% on the Stated Principal Balance of each Mortgage Loan and the balance of the Prefunding Accounts, as of the immediately preceding Due Date.

                  "INDENTURE TRUSTEE'S MORTGAGE FILE": The documents delivered to the Indenture Trustee, pursuant to Section 2.05 of the Sale and Servicing Agreement.

                  "INDENTURE TRUSTEE'S REMITTANCE REPORT": The statement prepared pursuant to Section 2.08(d) of the Indenture, containing the following information with respect to each Class:

                  (a) the amount of the payment with respect to each Class of Notes and Certificates;

                  (b) the amount of such payments allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included therein and separately identifying any Over-collateralization Increase Amounts for each Group;

                  (c) the amount of such payments allocable to interest and the calculation thereof;

                  (d) the Note Principal Balance of each Class of Notes as of such Payment Date, together with the Note Principal Balance of each Class of Notes (based on a Note in an original Note Principal Balance of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date;

                  (e) the amount of any Insured Payment included in the amounts paid to the Noteholders on such Payment Date;

                  (f) the total of any Substitution Adjustments and any Loan Repurchase Price amounts included in such payment;

                  (g) the amounts, if any, of any Liquidated Loan Losses for the related Collection Period and cumulative Liquidated Loan Losses since the Closing Date;

                  (h) the Pre-Funded Amount for each Class on such Payment Date; and

                  (i)      LIBOR for such Payment Date.

                  Items (a), (b) and (c) above shall, with respect to each Class of Notes, be presented on the basis of a Note having a $1,000 denomination.

                  "INDEPENDENT": When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Trust and any other obligor upon the Notes, (ii) does not have any direct financial interest or any material indirect financial interest in the Trust or in any such other obligor or in an Affiliate of the Trust or such other obligor, and (iii) is not connected with the Trust or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by a Trust Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

                  "INDIRECT PARTICIPANT": Any financial institution for whom any Direct Participant holds an interest in a Note.

                  "INDIVIDUAL NOTE": A Note of an Original Note Principal Balance of $1,000; a Note of an Original Note Principal Balance in excess of $1,000 shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such Original Note Principal Balance amount by $1,000.

                  "INITIAL CERTIFICATION": A certification as to the completeness of each Indenture Trustee's Mortgage File prepared by the Indenture Trustee, and provided by the Indenture Trustee within sixty (60) days of the Closing Date pursuant to Section 2.06(b)(ii) of the Sale and Servicing Agreement.

                  "INITIAL CUT-OFF DATE": The close of business on January 31, 2000 (or with respect to any Initial Mortgage Loan originated or otherwise acquired by the Sponsor after January 31, 2000, the date of origination or acquisition of such Initial Mortgage Loan).

                  "INITIAL MORTGAGE LOANS": The mortgage loans delivered by the Trust on the Closing Date.

                  "INITIAL TERM": As defined in Section 8.04 of the Sale and Servicing Agreement.

                  "INSURANCE AGREEMENT": The Insurance and Indemnity Agreement dated as of February 1, 2000 among the Note Insurer, the Sponsor, and the Trust as such agreement may be amended or supplemented in accordance with the provisions thereof.

                  "INSURANCE POLICIES": All insurance policies insuring any Mortgage Loan or Mortgaged Property, to the extent the Trust or the Indenture Trustee has any interest therein.

                  "INSURANCE PROCEEDS": Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the express requirements of applicable law or Accepted Servicing Practices. "Insurance Proceeds" do not include "Insured Payments."

                  "INSURED PAYMENT": With respect to any Payment Date and any Class of Notes, the amount actually paid by the Note Insurer in respect of the Available Funds Shortfall for such Class for such Payment Date.

                  "INSURED PAYMENT AMOUNT": With respect to any Payment Date and for any Group, is the sum (without duplication) of (i) the Interest Payment Amount for such Group, (ii) the Remaining Over-collateralization Deficit allocable to such Group, if any, with respect to such Payment Date, and (iii) with respect to the Payment Date which is a Final Stated Maturity Date, the outstanding Note Principal Balance for the related Class of Notes. For purposes of allocating any Insured Payment Amount attributable to a Remaining Over-collateralization Deficit, allocation will be pro rata based upon how much each Group is undercollateralized.

                  "INTEREST DETERMINATION DATE": With respect to any Accrual Period for the Class A-2 Notes, the second London Business Day prior to the immediately preceding Payment Date; PROVIDED, HOWEVER, that with respect to the March 2000 Payment Date, the Interest Determination Date shall be February 25, 2000.

                  "INTEREST PAYMENT AMOUNT": The Class A-1 Interest Payment Amount or the Class A-2 Interest Payment Amount, as applicable.

                  "LATE PAYMENT RATE": Has the meaning ascribed thereto in the Insurance Agreement.

                  "LETTER AGREEMENT": The Letter of Representations to the Clearing Agency from the Indenture Trustee and the Trust dated February 29, 2000.

                  "LIBOR": With respect to any Accrual Period for the Class A-2 Notes, the rate determined by the Indenture Trustee on the related Interest Determination Date on the basis of the posted rate U.S. dollar deposits for one month which appears on Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. If no such posted rate appears,

LIBOR will be determined on the basis of the offered quotation of the Reference Banks for U.S. dollar deposits for one month to prime banks in the London interbank market as of 11:00 a.m. London time, on such date. If fewer than two Reference Banks provide such offered quotations on that date, LIBOR will be calculated as the offered rate which one or more leading banks in The City of New York selected by the Indenture Trustee (after consultation with the Master Servicer) are quoting as of 11:00 a.m., New York City time, on such date to leading European banks for U.S. dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR will be equal to the value calculated for the immediately preceding Accrual Period.

                  In any event, LIBOR is calculated as the arithmetic mean (rounded, if necessary, to the nearest 1/100th of a percent (0.0001), with 5/1,000th of a percent (0.00005) rounded upwards) of all such quotations.

                  "LIQUIDATED LOAN LOSS": With respect to any Payment Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Mortgage Loan on or prior to the last day of the calendar month preceding such Payment Date, equal to the excess of (i) the unpaid Principal Balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the next succeeding Due Date following the date such Loan became a Liquidated Mortgage Loan, over (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

                  "LIQUIDATED MORTGAGE LOAN": A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Master Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered and for which the Master Servicer has so designated on its Servicer Remittance Report.

                  "LIQUIDATION EXPENSES": Expenses incurred by the Master Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Master Servicer pursuant to Sections 5.04 and 5.06 of the Sale and Servicing Agreement respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

                  "LIQUIDATION PROCEEDS": The amount received by the Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through an Indenture Trustee's sale, foreclosure sale, REO Disposition or otherwise or (iii) the liquidation of any other security for such Mortgage Loan, including, without limitation, pledged equipment, inventory and working capital and assignments of rights and interests made by the related Mortgagor.

                  "LOAN GROUP":  Either of Loan Group 1 or Loan Group 2.

                  "LOAN GROUP 1": The pool of Mortgage Loans identified in the Mortgage Loan Schedule for Sub-Trust 1.

                  "LOAN GROUP 2": The pool of Mortgage Loans identified in the Mortgage Loan Schedule for Sub-Trust 2.

                  "LOAN REPURCHASE PRICE": With respect to any Mortgage Loan, the Principal Balance of such Mortgage Loan as of the date of repurchase, plus the greater of (x) all accrued and unpaid interest thereon and (y) thirty (30) days' interest thereon, computed, as of the next succeeding Due Date for such repurchased Mortgage Loan, at the Mortgage Interest Rate, plus the amount of any unreimbursed Periodic Advances and Servicing Advances made by the Master Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Collection Account on the next succeeding Servicer Payment Date, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Collection Account for future payment to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan.

                  "LOAN-TO-VALUE RATIO" or "LTV": With respect to any Mortgage Loan as of its date of origination, the ratio on such date borne by the original Principal Balance of the Mortgage Loan to the Appraised Value of the related Mortgaged Property.

                  "LONDON BUSINESS DAY": A day on which banking institutions in the City of London, England, are not required or authorized to be closed.

                  "MAJORITY NOTEHOLDERS": The Holder or Holders of Notes evidencing Percentage Interests in excess of 51% in the aggregate.

                  "MASTER SERVICER": Accredited Home Lenders, Inc., a California corporation, or any successor appointed as provided in the Sale and Servicing Agreement.

                  "MASTER SERVICER PREPAYMENT CHARGE AMOUNT": The amounts payable by the Master Servicer in respect of any waived Prepayment Charges pursuant to Section 3.05 of the Sale and Servicing Agreement.

                  "MAXIMUM COLLATERAL AMOUNT": With respect to each Loan Group or both Loan Groups, the sum of the Cut-Off Date Aggregate Principal Balance and the original Pre-Funded Amount, for the related Loan Group or both Loan Groups, as required by the context.

                  "MONTHLY PAYMENT": As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon as specified for such Due Date in the related amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations, or similar proceeding or any moratorium or similar waiver or grace period).

                  "MOODY'S": Moody's Investors Service, Inc., a corporation organized and existing under Delaware law, or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Note Insurer.

                  "MORTGAGE": The mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged Property.

                  "MORTGAGE FILE": As described in EXHIBIT A to the Sale and Servicing Agreement.

                  "MORTGAGE INTEREST RATE": As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid Principal Balance thereof.

                  "MORTGAGE LOAN SCHEDULE": The schedule of Initial Mortgage Loans as of the Initial Cut-Off Date attached as Schedule I to the Indenture, which will be deemed to be modified automatically to reflect any replacement, sale, substitution, liquidation, transfer or addition of any Mortgage Loan, including the addition of a Subsequent Mortgage Loan, pursuant to the terms thereof. The initial Mortgage Loan Schedule sets forth as to each Initial Mortgage Loan, and any subsequent Mortgage Loan Schedule provided in connection with the Subsequent Mortgage Loans will set forth as to each Subsequent Mortgage
Loan: (i) its identifying number and the name of the related Mortgagor; (ii) the billing address, mailing address and property address for the related Mortgaged Property including the state and zip code; (iii) its date of origination; (iv) the original number of months to stated maturity; (v) a designation indicating whether or not such Mortgage Loan is a Balloon Loan; (vi) the original Principal Balance; (vii) its Principal Balance as of the applicable Cut-Off Date and its Cut-Off Date Principal Balance; (viii) the Mortgage Interest Rate and margin;
(ix) the scheduled monthly payment of principal and interest; (x) a Group designation; (xi) a designation indicating whether or not such Mortgage Loan is covered by the Primary Mortgage Insurance Policy and the Primary Mortgage Insurance Premium Percentage for any Mortgage Loan covered by such policy; (xii) the lien position; (xiii) the CLTV, if applicable and (xiv) the LTV.

                  "MORTGAGE LOANS": The Initial Mortgage Loans and the Subsequent Mortgage Loans, together with any Qualified Substitute Mortgage Loans substituted therefor in accordance with the Basic Documents, as from time to time are held as a part of the Trust, the Initial Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule. When used in respect of any Payment Date, the term Mortgage Loans shall mean all Mortgage Loans (including those in respect of which the Indenture Trustee has acquired the related Mortgaged Property) which have not been repaid in full prior to the related Due Period, did not become Liquidated Mortgage Loans prior to such related Due Period or were not repurchased or replaced by the Sponsor prior to such related Due Period.

                  "MORTGAGE NOTE": The original, executed note or other evidence of any indebtedness of a Mortgagor under a Mortgage Loan.

                  "MORTGAGE PORTFOLIO PERFORMANCE TEST": The Mortgage Portfolio Performance Test is satisfied for any Payment Date if either (a) each of the following four statements are true for such Payment Date (i) the Rolling Three Month Delinquency Rate is less than or equal to

13.0%, (ii) the Over-collateralization Loss Test is satisfied, (iii) if the Twelve Month Loss Amount is not greater than or equal to 1.40% of the Principal Balance of the Mortgage Loans in both Loan Groups as of the first day of the twelfth preceding Collection Period and (iv) the PMI Downgrade or Claims Denial Test is not met on such Payment Date or (b) the Note Insurer, by notice to the Trust, the Master Servicer and the Indenture Trustee, expressly waives in writing compliance with the foregoing tests for such Payment Date.

                  "MORTGAGED PROPERTY": The underlying property or properties securing a Mortgage Loan, consisting of a fee simple or leasehold interest in one or more parcels of land.

                  "MORTGAGOR":  The obligor on a Mortgage Note.

                  "NET FORECLOSURE PROFITS": As to any Payment Date, the excess, if any, of (i) the aggregate Foreclosure Profits with respect to such Payment Date over (ii) Liquidated Loan Losses with respect to such Payment Date.

                  "NET LIQUIDATION PROCEEDS": As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances and Servicing Advances made by the Master Servicer with respect to such Liquidated Mortgage Loan. For all purposes of the Basic Documents, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid Principal Balance thereof.

                  "NET MONTHLY EXCESS CASHFLOW": With respect to any Payment Date and any Group, the excess of (x) the Available Funds for such Group then on deposit in the related Payment Account over (y) the sum (without duplication) of
(i) the Interest Payment Amount for such Group and such Payment Date and, (ii) the Base Principal Payment Amount and the allocable portion of the Over-collateralization Deficit, in each case, for such Group and such Payment Date.

                  "NET PREPAYMENT INTEREST SHORTFALLS": For any Payment Date and any Group of Mortgage Loans, the amount by which the aggregate Prepayment Interest Shortfalls for such Group during the related Prepayment Period exceeds available Compensating Interest for such Group.

                  "NET REO PROCEEDS": As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Master Servicer.

                  "NONRECOVERABLE ADVANCES": With respect to any Mortgage Loan,
(a) any Periodic Advance or Servicing Advance previously made and not reimbursed pursuant to Section 5.03 of the Sale and Servicing Agreement, or (b) a Periodic Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Master Servicer, as evidenced by an Officer's Certificate delivered to the Note Insurer and the Indenture Trustee no later than the Business Day following such determination, would not ultimately be recoverable pursuant to Section 5.03 of the Sale and Servicing Agreement.

                  "NOTE": Any Class A-1 Note or Class A-2 Note executed by the Owner Trustee on behalf of the Trust and authenticated by the Indenture Trustee.

                  "NOTEHOLDER" or "HOLDER": Each Person in whose name a Note is registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Indenture, any Note registered in the name of the Master Servicer or the Subservicer or the Sponsor, or any Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Notes necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Noteholders pursuant to the Indenture, upon the Indenture Trustee's request, the Master Servicer and the Sponsor shall provide to the Indenture Trustee a notice identifying any of their respective Affiliates or the Affiliates of the Subservicer that is a Noteholder as of the date(s) specified by the Indenture Trustee in such request. Any Notes on which payments are made under the Note Insurance Policy shall be deemed to be Outstanding and held by the Note Insurer to the extent of such payment.

                  "NOTE INSURANCE PAYMENT ACCOUNT": The Note Insurance Payment Account established in accordance with Section 8.03(c) of the Indenture and maintained by the Indenture Trustee.

                  "NOTE INSURANCE POLICY": The Financial Guaranty Insurance Policy No. 50913-N, all endorsements thereto dated the Closing Date, issued by the Note Insurer for the benefit of the Noteholders.

                  "NOTE INSURER": Financial Security Assurance Inc., a monoline stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

                  "NOTE INSURER DEFAULT": The existence and continuance of any of the following:

                  (i) the Note Insurer shall have failed to make a required payment when due under the Note Insurance Policy;

                  (ii) the Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

                  (iii) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree
         (i) appointing a custodian, indenture trustee, agent, or receiver for the Note Insurer or for all or any material portion of its property or
         (ii) authorizing the
         taking of possession by a custodian, indenture trustee, agent, or receiver of the Note Insurer or of all or any material portion of its property.

                  "NOTE INSURER FEE": As to any Payment Date, the fee payable to the Note Insurer in respect of the Note Insurance Policy pursuant to the Premium Letter.

                  "NOTE PRINCIPAL BALANCE": As to any particular Note and date of determination, the product of the Percentage Interest evidenced thereby and the aggregate principal balance of all Notes of the same Class as of such date of determination. The Certificates do not have a "Note Principal Balance."

                  "NOTE RATE": The Class A-1 Note Rate or the Class A-2 Note Rate, as applicable.

                  "NOTE REGISTER": As defined in Section 2.06 of the Indenture.

                  "NOTE REGISTRAR": As defined in Section 2.06 of the Indenture.

                  "NOTES": The Class A-1 Notes and the Class A-2 Notes.

                  "OFFICER'S CERTIFICATE": A certificate signed by the chairman of the board, the president or a vice president and the treasurer, the secretary or one of the assistant treasurers or assistant secretaries of the Sponsor, the Master Servicer, or the Backup Servicer, or, with respect to the Trust, a certificate signed by a Responsible Officer of the Owner Trustee, at the direction of the Certificateholders as required by any Basic Document.

                  "OPINION OF COUNSEL": A written opinion of counsel, who may, without limitation, be counsel for the Sponsor, the Master Servicer, the Indenture Trustee, the Owner Trustee, a Noteholder or a Noteholder's prospective transferee or the Note Insurer (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion.

                  "ORIGINAL CAPITALIZED INTEREST AMOUNT": With respect to the Class A-1 Notes, $62,531.13, and with respect to the Class A-2 Notes, $98,528.87.

                  "ORIGINAL NOTE PRINCIPAL BALANCE": As of the Closing Date and as to the Class A-1 Notes, $53,047,000, and as to the Class A-2 Notes, $120,429,000. The Certificates do not have an "Original Note Principal Balance."

                  "ORIGINAL PRE-FUNDED AMOUNT": With respect to the Class A-1 Notes, $13,234,101.19, and with respect to the Class A-2 Notes, $30,094,340.61.

                  "OUTSTANDING": As of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                           (i) Definitive Notes theretofore canceled by the Note
                  Registrar or delivered to the Note Registrar for cancellation;

                           (ii) Notes or portions thereof for whose payment or
                  redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Notes; PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

                           (iii) Notes in exchange for or in lieu of which other
                  Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

                           (iv) Notes alleged to have been destroyed, lost or
                  stolen that have been paid as provided for in Section 2.07 of the Indenture;

PROVIDED, HOWEVER, that Notes which have been paid with proceeds of the Policy shall continue to remain Outstanding for purposes of this Indenture until the
Note Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Note Insurer delivered to the Trustee, and the Note Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Note Insurer; PROVIDED, FURTHER, HOWEVER, that in determining whether the Holders of the requisite percentage of the Note Principal Balance of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Trust, any other obligor upon the Notes or any Affiliate of the Trust, the Master Servicer or the Sponsor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Trust, any other obligor upon the Notes or any Affiliate of the Trust, the Master Servicer or the Sponsor or such other obligor; PROVIDED, FURTHER, HOWEVER, that Notes that have been paid with the proceeds of the Note Insurance Policy shall be deemed to be Outstanding for the purposes of this Indenture, such payment to be evidenced by written notice from the Note Insurer to the Indenture Trustee, and the Note Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Note Insurer which have not been reimbursed.

                  "OVER-COLLATERALIZATION AMOUNT": As of any Payment Date and any Group, the excess, if any, of (a) the sum (i) the aggregate Stated Principal Balance of the Mortgage Loans in such Group as of the close of business on the last day of the related Due Period and (ii) the amount on deposit in the related Pre-Funding Account as of the close of business on the last day of the immediately preceding Due Period over (b) the Note Principal Balance of the related Class as of such Payment Date (after taking into account the payment of all principal payments for such Group on such Payment Date, except for any portion thereof related to any Over-collateralization Increase Amount for such Payment Date); PROVIDED, HOWEVER, that such amount shall not be less than zero.

                  "OVER-COLLATERALIZATION DEFICIENCY AMOUNT": With respect to any Payment Date and any Group, the difference, if greater than zero, between
(a) the Specified Over-collateralization Amount for such Group applicable to such Payment Date and (b) the Over-collateralization Amount for such Group applicable to such Payment Date prior to taking into account the payment of any related Over-collateralization Increase Amount for such Group on such Payment Date.

                  "OVER-COLLATERALIZATION DEFICIT": As of any Payment Date, the amount, if any, by which (a) the aggregate Note Principal Balance of the Notes, after taking into account the payment of the Base Principal Payment Amount for each Group on such date, but before taking into account any principal payment funded from Net Monthly Excess Cashflow, the Reserve Account or any Insured Payment exceeds (b) the sum of (i) the aggregate Stated Principal Balance of the Mortgage Loans determined as of the end of the immediately preceding Prepayment Period and (ii) the amount, if any, on deposit in the Pre-Funding Accounts as of the close of business on the last day of the immediately preceding Due Period. For purposes of determining the amount to be paid on account of the Over-collateralization Deficit to the Noteholders of each Class of Notes on the Payment Date, the Over-collateralization Deficit will be allocated to each Class PRO RATA based on the amount by which the Note Principal Balance of each class on such payment date, after payment of the Base Principal Payment Amount but before taking into account any principal payment funded from Net Monthly Excess Cashflow, the Reserve Account or any Insured Payment, exceeds the aggregate Stated Principal Balance of the Mortgage Loans in the related group as of the end of the immediately preceding Payment Date and, together with any amount remaining on deposit in the related Pre-Funding Account on that date.

                  "OVER-COLLATERALIZATION INCREASE AMOUNT": With respect to any Payment Date and any Group, the lesser of:

         (i) the Over-collateralization Deficiency Amount for such Group as of such Payment Date (after taking into account the payment of the Base Principal Payment Amount for such Group on such Payment Date; and

         (ii) 100% of the amount of Net Monthly Excess Cashflow on such Payment Date.

                  "OVER-COLLATERALIZATION LOSS TEST": The Over-collateralization Loss Test for any Payment Date set out below is satisfied if the Cumulative Loss Percentage for such Payment Date does not exceed the percentage set out for such Payment Date below:


        Payment Date                                    Cumulative Loss Percentage
  ------------------------                              ---------------------------
   1st - 12th Payment Date                                        1.25%
  13th - 24th Payment Date                                        1.50%
  25th - 36th Payment Date                                        2.75%
  37th - 48th Payment Date                                        3.75%
  49th - Payment Date and thereafter                              4.50%

                  "OVER-COLLATERALIZATION REDUCTION AMOUNT": With respect to any Payment Date and Group, the lesser of (a) the Excess Over-collateralization Amount for such Group and Payment Date and (b) the Base Principal Payment Amount for such group and Payment Date.

                  "OVERFUNDED INTEREST AMOUNT": With respect to each Group and each Subsequent Transfer Date occurring in March 2000, the excess of (i) the amount on deposit in the related Capitalized Interest Account, over (ii) two-months' interest calculated at the related Adjusted Note Rate on the amount on deposit in the related Pre-Funding Account (net of any Pre-Funding Earnings for such Pre-Funding Account) immediately following such Subsequent Transfer Date (disregarding any amount applied from such Pre-Funding Account to a Subsequent Mortgage Loan that does not have a Due Date on or prior to April 1, 2000.

                  "OWNER-OCCUPIED MORTGAGED PROPERTY": A Residential Dwelling as to which (a) the related Mortgagor represented an intent to occupy as such Mortgagor's primary residence at the origination of the Mortgage Loan, and (b) the Sponsor has no actual knowledge that such Residential Dwelling is not so occupied.

                  "OWNERSHIP INTEREST": As to any Note, any ownership or security interest in such Note, including any interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "OWNER TRUSTEE": Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

                  "OWNER TRUSTEE FEE": As defined in Section 9.01 of the Trust Agreement.

                  "PAYING AGENT": The Indenture Trustee or any other depository institution or trust company that is authorized by the Trust pursuant to Section
3.03 of the Indenture to pay the principal of, or interest on, any Notes on behalf of the Trust, which agent, if not the Indenture Trustee, shall have signed an instrument agreeing to be bound by the terms of the Indenture applicable to such Paying Agent.

                  "PAYMENT ACCOUNT": With respect to each Class of Notes, the segregated trust account, which shall be an Eligible Account, established and maintained pursuant to Section 8.01(a) of the Indenture and entitled "Norwest Bank Minnesota, National Association, as Indenture Trustee for Accredited Mortgage Loan Trust 2000-1 Asset-Backed Notes, Series 2000-1, Class A-[1][2], Payment Account," as the case may be, on behalf of the related Noteholders and the Note Insurer.

                  "PAYMENT AMOUNT": The Class A-1 Payment Amount or the Class A-2 Payment Amount, as applicable.

                  "PAYMENT DATE": The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing on March 27, 2000.

                  "PERCENTAGE INTEREST": With respect to a Note of any Class, the portion evidenced by such Note, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the denomination represented by original principal balance of such Note and the denominator of which is the Original Note Principal Balance of such Class. With respect to the Certificates, the portion evidenced thereby as stated on the face of such Certificate.

                  "PERIODIC ADVANCE": The aggregate of the advances required to be made by the Master Servicer on any Servicer Payment Date pursuant to Section 5.18(a) of the Sale and Servicing Agreement, the amount of any such advances being equal to the sum of:

                  (i) with respect to each Mortgage Loan, other than an REO Mortgage Loan, that was Delinquent as of the close of business on the last day of the Due Period preceding the related Servicer Payment Date, the aggregate amount of Monthly Payments (net of the related Servicing Fee and Backup Servicing Fee) due during the related Due Period, and

                  (ii) with respect to each REO Property which was acquired during or prior to the related Collection Period and as to which an REO Disposition did not occur during the related Collection Period, an amount equal to the excess, if any, of (i) interest on the Principal Balance of the related REO Mortgage Loan at the Mortgage Interest Rate for such REO Mortgage Loan net of the related Servicing Fee and Backup Servicing Fee, for the most recently ended Due Period over (ii) the Net REO Proceeds transferred to the Payment Account for such Payment Date;

PROVIDED, HOWEVER, that in each such case such advance has not been determined by the Master Servicer to be a Nonrecoverable Advance. For purposes of the preceding sentence, the Monthly Payment on each Balloon Mortgage Loan with a delinquent Balloon Payment is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for the such Balloon Mortgage Loan.

                  "PERMITTED INVESTMENTS": As used herein, Permitted Investments shall include the following:

                  (i) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase agreements on obligations specified in clause
(a) maturing not more than three months from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated at least A-1+ by S&P and in one of the two highest ratings by Moody's;

                  (iii) certificates of deposit, time deposits and bankers' acceptances (which, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company, incorporated under the laws of the United States or any state; PROVIDED, that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated in one of the two highest ratings by Moody's and S&P.

                  (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated in the highest short-term rating by the Rating Agencies; and

                  (v) units of money market funds registered under the Investment Company Act of 1940, investing in any of the foregoing, including any funds managed or advised by the Indenture Trustee or any affiliate of the Indenture Trustee; provided, such money market funds are at the time rated in the highest short-term rating category by the Rating Agencies.

PROVIDED, that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

                  "PERSON": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                  "PHYSICAL PROPERTY": As defined in clause (b) of the definition of "Delivery."

                  "PLAN": A pension or benefit plan or individual retirement arrangement that is subject to ERISA or Section 4975 of the Code.

                  "PMI DOWNGRADE OR CLAIMS DENIAL TEST": The PMI Downgrade or Claims Denial Test will be met with respect to a Payment Date if any of the following events occurs:

                  (i) The Primary Mortgage Insurance Provider is downgraded below "A" or "A2" by Standard & Poor's or Moody's, respectively;

                  (ii) The cumulative amounts of claims denied by the Primary Mortgage Insurance Provider for any 12-month period preceding such Payment Date exceeds 0.30% of the Principal Balance of all of the Mortgage Loans at the beginning of such 12-month period; or

                  (iii) The cumulative amounts of claims denied by the Primary Mortgage Insurance Provider exceeds $225,000 in the aggregate.

                  "PREDECESSOR NOTES": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.07 of the Indenture in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

                  "PREFERENCE AMOUNT": Any amounts paid in respect of the Notes which are recovered from any Holder of a Note as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code or other similar law in accordance with a final, nonappealable

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

order of a court having competent jurisdiction and which have not theretofore been repaid to such Holder.

                  "PREFERENCE CLAIM": As defined in Section 8.03(f) of the Indenture.

                  "PRE-FUNDING ACCOUNT": Each of the Pre-Funding Accounts established in accordance with Section 8.01(b) of the Indenture and maintained by the Indenture Trustee.

                  "PRE-FUNDED AMOUNT": With respect to each Group and any date of determination, the amount on deposit in the related Pre-Funding Account.

                  "PRE-FUNDING EARNINGS": With respect to each Group and any date of determination, the actual investment earnings realized on amounts deposited in the related Pre-Funding Account.

                  "PRE-FUNDING PERIOD": With respect to each Pre-Funding Account, the period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the amount on deposit in such Pre-Funding Account (exclusive of any investment earnings) is less than $100,000, (ii) the date on which any Event of Default or Servicer Event Default occurs and (iii) the close of business on March 31, 2000.

                  "PREMIUM AMOUNT": The product of the Premium Percentage and the aggregate outstanding Note Principal Balance for the related Class on the related Payment Date, but prior to any payments on such Payment Date.

                  "PREMIUM LETTER": The premium letter dated as of February 29, 2000, between the Note Insurer and the Sponsor.

                  "PREMIUM PERCENTAGE": The rate at which the "Premium" is determined (including any "premium supplement"), as described in the Premium Letter.

                  "PREPAYMENT CHARGE": As to a Mortgage Loan, any charge paid by a Mortgagor in connection with Principal Prepayment made within the related Prepayment Charge Period, the Prepayment Charges with respect to each applicable Mortgage Loan so held by the Trust being identified in a Prepayment Charge Schedule (other than any Master Servicer Prepayment Charge Payment Amount).

                  "PREPAYMENT CHARGE PERIOD": As of any Mortgage Loan, the period of time, if any, during which a Prepayment Charge may be imposed.

                  "PREPAYMENT CHARGE SCHEDULE": As of any date, the list of Prepayment Charges on the Mortgage Loans included in the Trust on such date, attached as Exhibit H to the Sale and Servicing Agreement. The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

                  (i) the Mortgage Loan identifying number;

                  (ii) a code indicating the term of the Prepayment Charge;

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

                  (iii) the state of origination of the related Mortgage Loan;

                  (iv) the date on which the first Monthly Payment was due on the related Mortgage Loan;

                  (v) the term of the related Mortgage Loan; and

                  (vi) the Cut-Off Date Principal Balance of the related Mortgage Loan.

                  "PREPAYMENT INTEREST SHORTFALL": With respect to any Payment Date, for each Mortgage Loan that was the subject during the related Prepayment Period of a Principal Prepayment in full, an amount equal to the excess, if any, of (a) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to (i) the Mortgage Interest Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act, any Deficient Valuation and/or any Debt Service Reduction) MINUS (ii) the Servicing Fee Rate and the Backup Servicing Fee Rate, over (b) the amount of interest actually remitted by the related Mortgagor in connection with such Principal Prepayment in full, less the Servicing Fee and the Backup Servicing Fee for such Mortgage Loan in such month.

                  "PREPAYMENT PERIOD": With respect to any Payment Date, the period commencing on the 16th day of the month preceding the month in which such Payment Date occurs (or, in the case of the first Payment Date, the day following the Cut-Off Date) and ending on the 15th day of the month in which such Payment Date occurs.

                  "PRIMARY MORTGAGE INSURANCE POLICY": The Primary Mortgage Insurance Policy Master Policy Number 04-635-4-2698, all endorsements thereto dated the Closing Date, issued by the Primary Mortgage Insurance Provider.

                  "PRIMARY MORTGAGE INSURANCE PREMIUM PERCENTAGE": The rate at which the "Primary Mortgage Insurance Premium" is determined, as described in the letter dated February 21, 2000 between the Sponsor and the Primary Mortgage Insurance Provider.

                  "PRIMARY MORTGAGE INSURANCE PROVIDER": Mortgage Guarantee Insurance Corporation, a Wisconsin stock insurance corporation, and any successors thereto.

                  "PRIMARY MORTGAGE INSURANCE PROVIDER FEE": As to any Payment Date, the fee payable to the Primary Mortgage Insurance Provider pursuant to the terms of the Primary Mortgage Insurance Policy.

                  "PRINCIPAL BALANCE": As to any Mortgage Loan and any date of determination, the outstanding principal balance of such Mortgage Loan as of such date of determination.

                  "PRINCIPAL PREPAYMENT": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date.

                  "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

                  "PROSPECTUS SUPPLEMENT": The Prospectus Supplement dated February 24, 2000 relating to the Notes filed with the Commission in connection with the Registration Statement heretofore filed or to be filed with the Commission pursuant to Rule 424(b)(5).

                  "QUALIFIED APPRAISER": An appraiser, duly appointed by the Sponsor, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

                  "QUALIFIED SUBSTITUTE MORTGAGE LOAN": A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.06 or 4.02(b) of the Sale and Servicing Agreement, which (a) has or have an interest rate greater than or equal to those applicable to the Deleted Mortgage Loan, (b) relates or relate to a detached one- to four-family residence and has or have the same or a better lien priority as the Deleted Mortgage Loan and has or have the same occupancy status as the Deleted Mortgage Loan or is or are Owner-Occupied Mortgaged Property(ies), (c) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan, (d) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution no higher than the Loan-to-Value Ratio of the Deleted Mortgage Loan, (e) has or have a Combined Loan-to-Value Ratio or Combined Loan-to-Value Ratios at the time of such substitution no higher than the Combined Loan-to-Value Ratio of the Deleted Mortgage Loan, (f) has or have a Stated Principal Balance or Stated Principal Balances, after deduction of the principal portion of the Monthly Payment due in the month of substitution (or, in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance) not more than the Stated Principal Balance of the Deleted Mortgage Loan as of such date, (g) complies or comply as of the date of substitution with each representation and warranty set forth in Section 4.01 of the Sale and Servicing Agreement, and (h) is otherwise acceptable to the Note Insurer.

                  "RATING AGENCY":  S&P or Moody's.

                  "RATING AGENCY CONDITION": Means, with respect to any action to which a Rating Agency Condition applies, that each Rating Agency shall have been given ten (10) days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Indenture Trustee, the Master Servicer, the Backup Servicer, the Sponsor, the Note Insurer and the Trust in writing that such action will not result in a reduction, qualification or withdrawal of the then current "implied" rating of the Notes that it maintains without taking into account the Note Insurance Policy.

                  "RECORD DATE": With respect to the Class A-1 Notes, the last Business Day of the month immediately preceding a month in which a Payment Date occurs; with respect to the Class A-2 Notes, the Business Day immediately preceding the related Payment Date.

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

                  "REDEMPTION DATE": The Payment Date, if any, on which the Class A-1 Notes, the Class A-2 Notes or all of the Notes are redeemed, in each case, pursuant to Article X of the Indenture, which date may occur on or after the related Clean-Up Call Date.

                  "REFERENCE BANKS": Citibank, Barclay's Bank PLC, The Bank of Tokyo-Mitsubishi and National Westminster Bank PLC; PROVIDED, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Indenture Trustee (after consultation with the Master Servicer) which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Master Servicer or the Indenture Trustee or any affiliate thereof and (iii) whose quotations appear on the Telerate Page 3750 on the relevant Interest Determination Date.

                  "REIMBURSEMENT AMOUNT": With respect to any Payment Date and any Group the amount of all Insured Payments made by the Note Insurer on all prior Payment Dates, together with all other amounts due to the Note Insurer for such Group pursuant to the Insurance Agreement, including the Premium Amount, which have not been previously paid. The Note Insurer shall notify the Indenture Trustee and the Master Servicer of the amount of any Reimbursement Amount. For purposes of allocating the Reimbursement Amount among the respective Classes of Notes, any Reimbursement Amount that is not clearly attributable to one or more particular Class(es) of Notes shall be allocated between each Class of Notes, pro rata, in accordance with the aggregate Note Principal Balances of each such Class of Notes.

                  "REMAINING OVER-COLLATERALIZATION DEFICIT": With respect to any Payment Date, the excess, if any, of (a) the aggregate Note Principal Balances of both Classes of Notes, after payment of the Base Principal Payment Amount for both Groups and after taking into account any principal payment funded from Net Monthly Excess Cashflow or from the Reserve Account, but before taking into account the principal portion of any Insured Payment, over (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the close of business on the last day of the prior Prepayment Period, together with any amount remaining on deposit in the Pre-Funding Accounts on that date. For purposes of determining the amount to be paid on account of the Remaining Over-collateralization Deficit to the Noteholders of each Class of Notes on the Payment Date, the Remaining Over-collateralization Deficit will be allocated to each class PRO RATA based on the amount by which the Note Principal Balance of each Class on such Payment Date, after payment of the Base Principal Payment Amount but after taking into account any principal payment funded from Net Monthly Excess Cashflow or the Reserve Account, but before taking into account the principal portion of any Insured Payment, exceeds the aggregate Stated Principal Balances of the Mortgage Loans in the related Group as of the end of the immediately preceding Payment Date, together with any amount remaining on deposit in the related Pre-Funding account on that date.

                  "REO DISPOSITION": The final sale by the Master Servicer of a REO Property acquired by the Master Servicer in foreclosure or by deed in lieu of foreclosure.

                  "REO MORTGAGE LOAN": Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust.

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

                  "REO PROCEEDS": Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

                  "REO PROPERTY": A Mortgaged Property acquired by the Master Servicer in the name of the Indenture Trustee on behalf of the Noteholders through foreclosure or deed-in-lieu of foreclosure.

                  "REQUEST FOR RELEASE": A request for release in substantially the form attached as EXHIBIT F of the Sale and Servicing Agreement.

                  "RESERVE ACCOUNT": The segregated trust account, which shall be an Eligible Account, established and maintained pursuant to Section 8.01(d) of the Indenture and entitled "Norwest Bank Minnesota, National Association, as Indenture Trustee for Accredited Mortgage Loan Trust 2000-1, Asset-Backed Notes, Series 2000-1, Cross-collateralization Reserve Account," on behalf of the Noteholders and the Note Insurer.

                  "RESERVE ACCOUNT RELEASE AMOUNT": With respect to any Payment Date, the lesser of (a) the amount on deposit in the Reserve Account and (b) and the amount by which the Credit Enhancement Amount exceeds the Specified Credit Enhancement Amount.

                  "RESERVE PAYMENT AMOUNT": With respect to any Payment Date and any Class of Notes, the amount necessary for the funds on deposit in the Reserve Account to equal the Specified Reserve Amount.

                  "RESIDENTIAL DWELLING": A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a townhouse.

                  "RESPONSIBLE OFFICER": When used with respect to the Indenture Trustee or the Owner Trustee, any officer assigned to the Corporate Trust division (or any successor thereto), including any Vice President, Second or Assistant Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Sponsor or the Master Servicer, the chief executive officer, the president or any vice president, assistant vice president, or any secretary or assistant secretary.

                  "ROLLING THREE MONTH DELINQUENCY RATE": For any Payment Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Ratio for each of the three (1 or 2 in the case of the first two (2) Payment Dates, as the case may be) immediately preceding Collection Periods.

                  "SALE": The meaning specified in Section 5.17 of the Indenture.

                  "SALE AND SERVICING AGREEMENT": The Sale and Servicing Agreement, dated as of February 1, 2000, among the Trust, the Master Servicer, the Backup Servicer, the Sponsor and the Indenture Trustee, providing for, among other things, the sale of the Mortgage Loans from the Sponsor to the Trust and the servicing of the Mortgage Loans.

                  "SECURITIES ACT": Means the Securities Act of 1933, as amended.

                  "SERVICER EVENT OF DEFAULT": As defined in Section 7.01 of the Sale and Servicing Agreement.

                  "SERVICER PAYMENT DATE": With respect to any Payment Date, the third Business Day preceding the Payment Date.

                  "SERVICER REMITTANCE AMOUNT": With respect to any Servicer Payment Date, an amount equal to the sum of (i) all Monthly Payments on the Mortgage Loans collected by the Master Servicer during the related Due Period,
(ii) all Curtailments and other amounts collected on account of principal (including Net REO Proceeds, Net Liquidation Proceeds and Insurance Proceeds, if any) by the Master Servicer during the related Collection Period, (iii) all Principal Prepayments in full (including Prepayment Charges) collected by the Master Servicer during the related Prepayment Period, (iv) all Periodic Advances made by the Master Servicer with respect to Monthly Payments due to be received on the Mortgage Loans during the related Due Period and (v) any other amounts required to be placed in the Collection Account by the Master Servicer pursuant to the Sale and Servicing Agreement but excluding the following:

                  (a) amounts received on a Mortgage Loan, other than timely Monthly Payments, and including late payments, Liquidation Proceeds and Insurance Proceeds, to the extent the Master Servicer has previously made an unreimbursed Periodic Advance or an unreimbursed Servicing Advance with regard to such Mortgage Loan, to the extent of such unreimbursed Periodic Advance;

                  (b) those portions of each payment of interest on a particular Mortgage Loan which represent the Servicing Fee and the Backup Servicing Fee;

                  (c) that portion of Liquidation Proceeds and REO Proceeds to the extent of any unpaid Servicing Fee and Backup Servicing Fee;

                  (d) all income from Permitted Investments that is held in the Collection Account for the account of the Master Servicer;

                  (e) all amounts actually recovered by the Master Servicer in respect of late fees, assumption fees and similar fees;

                  (f) certain other amounts which are reimbursable to the Master Servicer, as provided in this Sale and Servicing Agreement;

                  (g) all amounts previously advanced by the Master Servicer as Periodic Advances or Servicing Advances that are determined in good faith by the Master Servicer to be unrecoverable from the proceeds of the particular Mortgage Loan to which they relate; and

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

                  (h) Net Foreclosure Profits.

                  "SERVICER REMITTANCE REPORT": The monthly report prepared by the Master Servicer and delivered to the parties specified in Section 5.16(a) of the Sale and Servicing Agreement.

                  "SERVICER REPORTING DATE": As defined in Section 5.16(a) of the Sale and Servicing Agreement.

                  "SERVICING ADVANCES": All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, including without limitation real estate taxes and insurance premiums, (b) any enforcement, collection and judicial proceedings, including foreclosures and liquidations, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, and
(d) compliance with the obligations under Sections 5.04 and 5.06 of the Sale and Servicing Agreement, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Master Servicer to the extent provided in Sections 5.03 and 5.06 of the Sale and Servicing Agreement.

                  "SERVICING COMPENSATION": The Servicing Fee and other amounts to which the Master Servicer is entitled pursuant to Section 5.08 of the Sale and Servicing Agreement.

                  "SERVICING FEE": As defined in Section 5.08 of the Sale and Servicing Agreement.

                  "SERVICING FEE RATE":  0.47% per annum.

                  "SERVICING OFFICER": Any officer of the Master Servicer or a Subservicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee and the Note Insurer by the Master Servicer or a Subservicer, as applicable, as such list may from time to time be amended.

                  "SHORTFALL AMOUNT": With respect to any Payment Date and any Class of Notes, an amount, not less than zero, equal to the excess, if any, of
(A) the sum of (i) the Interest Payment Amount and the Base Principal Payment Amount, in each case, for such Group and such Payment Date and (ii) the amount of any Over-collateralization Deficit allocable to such Class and such Payment Date over (B) the Available Funds (without taking into account the portion thereof referred to in clause (C) of the definition "Available Funds") for such Class and such Payment Date.

                  "SPECIFIED CREDIT ENHANCEMENT AMOUNT": With respect to any Payment Date, the sum of the Specified Over-collateralization Amounts for both Groups.

                  "SPECIFIED OVER-COLLATERALIZATION AMOUNT": With respect to each Group and any Payment Date, an amount equal to 4.00% of the Maximum Collateral Amount for such Group, subject, however, to the following: (i) if the Mortgage Portfolio Performance Test is not satisfied on such Payment Date, the Specified Over-collateralization Amount with respect to each Group for such Payment Date will be the sum of (A) the lesser of (x) 10.00% of the Maximum Collateral Amount for such Group or (y) 20.00% of the Aggregate Principal Balance of the Mortgage Loans in the related Loan Group as of the end of the related Prepayment Period plus any amount on deposit in the related Pre-Funding Account as of the end of the related Collection Period and (B) 50% of the Aggregate Principal Balance of the Mortgage Loans in the related Loan Group that are (1) 90 days or more Delinquent as of the close of business of the last day of the related
Collection Period and (2) REO Properties and Mortgage Loans subject to foreclosure proceeding in respect of the related Loan Group; (ii) if the Spread Squeeze Condition is met or has occurred on any of the prior six
Payment Dates, the Specified Over-collateralization Amount with respect to
Group 2 for such Payment Date will be an amount equal to the sum of (A) the related Specified Over-collateralization Amount for such Payment Date determined as though the related Spread Squeeze Condition were not met plus
(B) the Spread Squeeze Over-collateralization Increase Amount; or (iii) if the Step Down Requirement is satisfied on such Payment Date, the Specified Overcollateral Amount with respect to each Group for such Payment Date will be an amount equal to the greater of (A) the greater of (1) 0.50% of the Maximum Collateral Amount for such Group, and (2) the Aggregate Principal Balance, as of the end of the related Prepayment Period, of the three largest outstanding Mortgage Loans in the related Loan Group and (B) the lesser of
(x) 4.00 of the Maximum Collateral Amount for such Group and (y) the Stepped Down Required Overcollateralized Percentage of the Aggregate Principal
Balance of the Mortgage Loans in respect of the related Loan Group as of the end of the related Prepayment Period.

                  "SPECIFIED RESERVE AMOUNT": Means, with respect to any Payment Date, the excess, if any, of (x) the sum of Specified Over-collateralization Amounts for both Groups on such Payment Date, over (y) the sum of Over-collateralization Amounts for both Groups and such Payment Date.

                  "SPONSOR": Accredited Home Lenders, Inc., a California corporation.

                  "SPREAD SQUEEZE CONDITION": The Spread Squeeze Condition will be applied with respect to Payment Dates on or after March 2001, and will be met with respect to a Payment Date if the Spread Squeeze Percentage for such Payment Date is less than 2.00% (in the case of any Payment Date on or after March 2001 and on or before February 2002), 2.50% (in the case of any Payment Date on or after March 2002 and on or before February 2003) or 3.00% (in the case of any Payment Date on or after March 2003).

                  "SPREAD SQUEEZE OVER-COLLATERALIZATION INCREASE AMOUNT": For any Payment Date, an amount determined as follows:

                  (a) if the Spread Squeeze Condition is met for such Payment Date, the Spread Squeeze Over-collateralization Increase Amount for such Payment Date shall be equal to the product obtained by multiplying
         (i) three, (ii) the excess, if any, of the percentage applicable to such Payment Date set forth in the definition of "Spread Squeeze Condition" over the Spread Squeeze Percentage for such Payment Date and
         (iii) the Maximum Collateral Amount for Group 2; or

                  (b) if the Spread Squeeze Condition is not met on a Payment Date but has occurred on any of the prior five Payment Dates, the Spread Squeeze Over-collateralization Increase Amount for the most recent Payment Date shall be equal to (A) the Spread Squeeze Over-collateralization Increase Amount for the most recent Payment Date for which the Spread Squeeze Condition was met minus (B) the product obtained by multiplying (i) one-sixth of the amount determined under clause (A) above and (ii) the number of consecutive Payment Dates through and including the current Payment Date for which Spread Squeeze Condition was not met.

                  "SPREAD SQUEEZE PERCENTAGE": With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the product of 12 and the Net Monthly Excess Cashflow for Loan Group 2 for such Payment Date, and the denominator of which is the Aggregate Principal Balance of the Mortgage Loans in Loan Group 2 as of the end of the related Prepayment Period.

                  "STANDARD & POOR'S" or "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized statistical rating organization designated by the Note Insurer.

                  "STARTUP DAY": The day designated as such pursuant to Section 2.07(a) of the Trust Agreement.

                  STATED PRINCIPAL BALANCE: As to any Mortgage Loan and Payment Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to (i) any previous Principal Prepayments in full received during the related Prepayment Period, (ii) any pervious Curtailments and Liquidation Proceeds allocable to principal received during the prior Collection Period (other than with respect to any Liquidated Mortgage Loan) and (iii) the payment of principal due on the related Due Date and irrespective of any delinquency in payment by the related Mortgagor.

                  "STEP DOWN DATE": The Payment Date occurring in September
2002.

                  "STEP DOWN REQUIREMENT": The Stepdown Requirement is satisfied for any Payment Date on or after the Step Down Date if as of such date of determination either (i) (x) the Rolling Three Month Delinquency Rate is less than 11.5%, (y) the Cumulative Loss Test is satisfied and (z) the Twelve Month Loss Amount is not greater than or equal to 1.00% of the Aggregate Principal Balance of the Mortgage Loans as of the first day of the twelfth preceding Collection Period or (ii) the Note Insurer, by notice to each of the parties specified in Section 10.06 of the Sale and Servicing Agreement, expressly waives in writing compliance with the foregoing tests for such Payment Date. In no event may the Step Down Requirement be satisfied prior to the Step Down Date.

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

                  "STEPPED DOWN REQUIRED OVER-COLLATERALIZED PERCENTAGE": For any Payment Date for which the Step Down Requirement is satisfied, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 4.00% of the Maximum Collateral Amount for the applicable Loan Group and the denominator of which is the Aggregate Principal Balance of the related Mortgage Loans as of the end of the related Prepayment Period, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the respective percentage calculated under clause (i) above minus 8.00%, multiplied by (B) the number of consecutive Payment Dates through and including the Payment Date for which the Stepped Down Required Overcollateralized Percentage is being calculated, up to a maximum of six, for which the Step Down Requirement has been satisfied, and the denominator of which is six.

                  "SUBSEQUENT CUT-OFF DATE": With respect to any Subsequent Mortgage Loans, the close of business on the last day of the calendar month preceding the month in which the Subsequent Transfer Date for such Subsequent Mortgage Loans occurred or, with respect to any Subsequent Mortgage Loans that were originated or acquired after such date, the Subsequent Cut-Off Date shall be the date of origination or acquisition of such Subsequent Mortgage Loans.

                  "SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCE": Means as to any Subsequent Mortgage Loan, the unpaid principal balance of such Subsequent Mortgage Loan as of the related Subsequent Cut-Off Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after application of all payments due on or before the Subsequent Cut-Off Date and after giving effect to any previous Curtailments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan), irrespective of any delinquency in payment by the related Mortgagor.

                  "SUBSEQUENT MORTGAGE LOANS": The Mortgage Loans hereafter purchased by the Trust and pledged to the Indenture Trustee with funds on deposit in any Pre-Funding Account pursuant to Section 2.14 of the Indenture.

                  "SUBSEQUENT PLEDGE AGREEMENT": Any Subsequent Pledge Agreement, between the Trust and the Indenture Trustee, in the form of EXHIBIT B to the Indenture, relating to the pledge to the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, of Subsequent Mortgage Loans.

                  "SUBSEQUENT TRANSFER": The purchase by the Trust and pledge to the Indenture Trustee of the Subsequent Mortgage Loans.

                  "SUBSEQUENT TRANSFER AGREEMENT": Any Subsequent Transfer Agreement, between the Sponsor and the Trust, in the form of EXHIBIT G to the Sale and Servicing Agreement, relating to the transfer to the Trust of Subsequent Mortgage Loans.

                  "SUBSEQUENT TRANSFER DATE": The date on which Subsequent Mortgage Loans are purchased by the Trust with funds in any Pre-Funding Account, such date occurring before the end of the related Pre-Funding Period.

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

                  "SUBSERVICER": Any Subservicer which is subservicing any of the Mortgage Loans pursuant to a Subservicing Agreement as provided in Section
5.13 of the Sale and Servicing Agreement.

                  "SUBSERVICING AGREEMENT": An agreement between the Master Servicer and a Subservicer relating to subservicing and/or administration of some or all Mortgage Loans as provided in Section 5.13 of the Sale and Servicing Agreement, a copy of which shall be delivered, along with any modifications thereto, to the Indenture Trustee and the Note Insurer.

                  "SUBSTITUTION ADJUSTMENT": As to any date on which a substitution occurs pursuant to Sections 2.06 or 4.02(b) of the Sale and Servicing Agreement, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate Stated Principal Balance of the related Deleted Mortgage Loans (after application of the scheduled principal portion of the Monthly Payments due in the month of substitution) together with 30-days' interest thereon at the Mortgage Interest Rate.

                  "SUB-TRUST": Shall have the meaning specified in Section 3.1 of the Trust Agreement and include either Sub-Trust 1 or Sub-Trust 2, each of which constitute a separate interest in the Trust Estate pursuant to Section 3806(b)(2) of the Business Trust Statute.

                  "SUB-TRUST 1": The portion of the Trust Estate assigned to Loan Group 1.

                  "SUB-TRUST 2": The portion of the Trust Estate assigned to Loan Group 2.

                  "TELERATE PAGE 3750": The display designated as Telerate Page 3750 on the Telerate Service (or such other page as may replace the Telerate page on that service for the purpose of displaying London interbank offered rates of major banks).

                  "TERMINATION PRICE": The sum of (i) 100% of the Note Principal Balance of the related Class of Notes, (ii) the aggregate amount of accrued and unpaid interest on the related Class of Notes through the related Due Period, and (iii) any unpaid amount due the Note Insurer, as applicable.

                  "TRUST": Accredited Mortgage Loan Trust 2000-1, a Delaware statutory business trust.

                  "TRUST AGREEMENT": The Trust Agreement, dated as of February 1, 2000, between the Sponsor and the Owner Trustee, relating to the establishment of the Trust.

                  "TRUST CERTIFICATE": A certificate evidencing the beneficial interest of a Trust Certificateholder in the Trust consisting of the Mortgage Loans in Loan Group 1 and the Mortgage Loans in Loan Group 2, substantially in the form of EXHIBIT A to the Trust Agreement.

                  "TRUST CERTIFICATEHOLDER," "CERTIFICATEHOLDER" or "HOLDER": A Person in whose name a Trust Certificate is registered.

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

                  "TRUST ESTATE": All money, instruments and other property subject or intended to be subject to the lien of the Indenture (including without limitation, the Primary Mortgage Insurance Policy), for the benefit of the Noteholders and the Note Insurer, as of any particular time, including, without limitation, all property and interests, including all proceeds thereof, Granted to the Indenture Trustee, for the benefit of the Noteholders and the
Note Insurer, pursuant to the Granting Clauses of the Indenture. The Trust Estate shall consist of two separate Sub-Trusts comprised of Sub-Trust 1 and Sub-Trust 2.

                  "TRUST INDENTURE ACT" or "TIA": The Trust Indenture Act of 1939, as it may be amended from time to time.

                  "TRUST ORDER" and "TRUST REQUEST": A written order or request of the Trust signed on behalf of the Trust by an Authorized Officer of the Owner Trustee, at the direction of the Certificateholders and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.

                  "TWELVE MONTH LOSS AMOUNT": With respect to any Payment Date, an amount equal to the aggregate of all Liquidated Loan Losses on the Mortgage Loans which became Liquidated Mortgage Loans during the twelve (12) preceding Collection Periods.

                  "UNDERWRITER":  Lehman Brothers Inc.

                  "UNDERWRITING GUIDELINES": The underwriting guidelines of the Sponsor as approved by the Note Insurer.

                  "UNITED STATES PERSON": A citizen or resident of the United States, a corporation, partnership or treated as a corporation or partnership organized in or under the laws of, the United States or any state thereof including the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States can exercise primary jurisdiction over its administration and at least one United States Person has the authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury Regulations, certain trusts in existence on August 20, 1996 and treated as United States Persons prior to such date, may elect to continue to be United States Persons.

                  "WEIGHTED AVERAGE MORTGAGE INTEREST RATE": With respect to any Due Period, the weighted average Mortgage Interest Rates (weighted by Principal Balances) of the Mortgage Loans in Loan Group 2, calculated at the opening of business on the first day of such Due Period.

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